Eaton Vance

Municipals Trust

Annual Report

August 31, 2013

Alabama    •    Arkansas    •    Georgia    •    Kentucky     •    Maryland    •    Missouri

North Carolina    •    Oregon    •    South Carolina    •    Tennessee    •    Virginia

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2013

Eaton Vance

Municipal Income Funds

Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

Alabama	4
Arkansas	6
Georgia	8
Kentucky	10
Maryland	12
Missouri	14
North Carolina	16
Oregon	18
South Carolina	20
Tennessee	22
Virginia	24

Endnotes and Additional Disclosures	26

Fund Expenses	27

Financial Statements	33

Report of Independent Registered Public Accounting Firm	138

Federal Tax Information	139

Board of Trustees’ Contract Approval	140

Management and Organization	143

Important Notices	145

Eaton Vance

Municipal Income Funds

August 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the first eight months of the fiscal year ended August 31, 2013, two intertwined forces dominated fixed-income markets: a low interest-rate environment that drove many investors to search for yield and investors’ increased appetite for risk. Highly accommodative monetary policies instituted by central banks around the world pushed interest rates to historic lows. The U.S. Federal Reserve (the Fed) acted twice during the period to maintain downward pressure on rates. In September 2012, the Fed began purchasing approximately $40 billion of agency mortgage-backed securities monthly. This was in addition to its existing Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds. In December 2012, the Fed replaced Operation Twist, which was expiring, with outright purchases of $45 billion of Treasuries each month. This extraordinary downward pressure on yields drove investors to look for other sources of income. One beneficiary was the municipal bond market, which rallied during the first eight months of the period in response to strong investor demand.

In late May 2013, however, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing, could slow down and end sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell fixed-income assets in anticipation of rising interest rates, causing nearly every fixed-income asset class to decline dramatically in value. Historic outflows had a particularly significant effect on municipal bonds because, unlike other fixed-income asset classes, the municipal bond market is generally impacted more by the actions of small individual investors than other fixed-income asset classes. Even after the Fed tried to temper its comments and calm the markets, moderating the outflows in other fixed-income classes, heavy selling in municipals continued through the end of the fiscal year. The Funds’ primary benchmark, the Barclays Municipal Bond Index (the Index)2 — an unmanaged index of municipal bonds traded in the United States — returned -3.70% for the one-year period.

Adding to the pressure in the municipal market, the City of Detroit filed Chapter 9 bankruptcy on July 18. Although not a surprise, because the city’s fiscal problems have been well-documented for many years, the bankruptcy’s negative headlines injected additional fear into the municipal bond market. While Detroit’s general obligation bonds represented less than 6% of the city’s reported overall debt, investors were watching the case closely to see how the bonds would be treated by the federal bankruptcy court.

Fund Performance

For the fiscal year ended August 31, 2013, the Alabama, Arkansas, Georgia, Maryland, Missouri, North Carolina, Oregon, South Carolina, Tennessee and Virginia Funds’ Class A shares at net asset value (NAV) underperformed the -3.70% return of the Index, while the Kentucky Fund’s Class A shares at NAV outperformed the Index.

Generally speaking, the Funds’ overall strategy is to normally invest in municipal bonds with maturities of ten years or more, in order to capture their typically higher yields and greater income stream. Management hedges to various degrees against the potential risk of volatility at the long end of the yield curve by using Treasury futures. As a risk management strategy, hedging is intended to moderate performance on both the upside and the downside. So in a period when municipal and Treasury bond prices declined sharply, the Funds’ hedging through Treasury futures mitigated a portion of the Funds’ negative performance versus the Index. Hedging was a contributor to relative results versus the Index for all 11 Funds.

All Funds (except the Arkansas, Kentucky and Tennessee Funds which held little or no leveraged investments) held leveraged6 investments throughout the year that detracted from relative results versus the Index. For the Alabama, North Carolina, Oregon, South Carolina and Virginia Funds, the negative effect of holding leveraged investments was more significant, compared with the remaining Funds where leveraged investments were a minor detractor from performance versus the Index. Management held leveraged investments in an effort to enhance those Funds’ tax-exempt income. The use of leveraged investments has the effect of achieving additional exposure to the municipal market and magnifies a fund’s exposure to its underlying investments in both up and down markets. As a result, during this period of negative performance for municipal bonds, leveraged investments hurt performance versus the Index.

State-specific Results

Eaton Vance Alabama Municipal Income Fund’s Class A shares at NAV had a total return of -6.85%, underperforming the -3.70% return of the Index during the fiscal year ended August 31, 2013. An overweighting in Puerto Rico bonds detracted from results versus the Index as the perceived risk of those issues increased during the period. Additional detractors from performance relative to the Index included leveraged investments, as mentioned earlier, and an overweighting in long-maturity bonds, which underperformed shorter-maturity issues during the period. Contributors to performance versus the Index included the Fund’s hedging strategy, as noted earlier, and an overweighting in prerefunded bonds. Prerefunded, or escrowed, bonds

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Municipal Income Funds

August 31, 2013

Management’s Discussion of Fund Performance—continued

comprise a relatively defensive asset category that historically has been less sensitive to rising interest rates.

Eaton Vance Arkansas Municipal Income Fund’s Class A shares at NAV returned -5.05%, lagging the -3.70% return of the Index. Significant detractors from results versus the Index included an overweighting and security selection in both Puerto Rico bonds and zero-coupon bonds. Because zero-coupon issues are among the longest duration8 bonds, they were particularly sensitive to the negative effects of rising rates on bond prices during the period. Contributors to performance relative to the Index included the Fund’s hedging strategy, an overweighting in prerefunded bonds, and an overweighting in below-investment-grade and nonrated7 bonds. The generally higher coupon structure of below-investment-grade and nonrated bonds provided stability to overall total return in a rising interest-rate environment.

Eaton Vance Georgia Municipal Income Fund’s Class A shares at NAV returned -5.98%, underperforming the -3.70% return of the Index. The major detractors from performance versus the Index were an overweighting and security selection in both Puerto Rico bonds and water & sewer bonds, as well as an overweighting in long-maturity issues. In contrast, the Fund’s hedging strategy aided results versus the Index.

Eaton Vance Kentucky Municipal Income Fund’s Class A shares at NAV returned -2.63%, outperforming the -3.70% return of the Index. The Fund’s hedging strategy, an overweighting in prerefunded bonds and security selection in long-maturity bonds all contributed to the Fund’s outperformance versus the Index. Detractors from performance versus the Index included an overweighting in Puerto Rico bonds, an overweighting and security selection in hospital bonds, and security selection in intermediate-maturity bonds — issues with five to 10 years remaining to maturity.

Eaton Vance Maryland Municipal Income Fund’s Class A shares at NAV returned -5.14%, trailing the -3.70% return of the Index. Significant detractors from performance versus the Index included security selection in Puerto Rico bonds, an overweighting and security selection in hospital bonds, and security selection in A-rated and AA-rated bonds. In contrast, the Fund’s hedging strategy and overweights in both prerefunded and nonrated bonds helped performance versus the Index.

Eaton Vance Missouri Municipal Income Fund’s Class A shares at NAV returned -6.49%, lagging the -3.70% return of the Index. An overweighting and security selection in Puerto Rico bonds, security selection in long-maturity issues and an overweighting in zero-coupon bonds detracted from results versus the Index. Contributors to performance versus the Index included the Fund’s hedging strategy, an overweighting and security selection in bonds rated BBB and below, and security selection in hospital bonds.

Eaton Vance North Carolina Municipal Income Fund’s Class A shares at NAV returned -8.46%, underperforming the -3.70% return of the Index. Leveraged investments, an overweighting and security selection in Puerto Rico bonds, and an overweighting in hospital bonds were significant detractors from performance versus the Index. Contributors to performance versus the Index included the Fund’s hedging strategy and an overweighting in prerefunded bonds.

Eaton Vance Oregon Municipal Income Fund’s Class A shares at NAV returned -12.19%, underperforming the -3.70% return of the Index. Detractors from performance versus the Index included an overweighting and security selection in both Puerto Rico bonds and zero-coupon bonds. Leveraged investments detracted from results versus the Index as well. In contrast, the Fund’s hedging strategy aided performance versus the Index.

Eaton Vance South Carolina Municipal Income Fund’s Class A shares at NAV returned -8.73%, trailing the -3.70% return of the Index. Leveraged investments, an overweighting and security selection in Puerto Rico bonds, and an overweighting in bonds with coupon rates below 5% all detracted from performance relative to the Index. Contributors to performance versus the Index included the Fund’s hedging strategy and an overweighting in prerefunded bonds.

Eaton Vance Tennessee Municipal Income Fund’s Class A shares at NAV returned -4.82%, lagging the -3.70% return of the Index. An overweighting and security selection in Puerto Rico bonds and an overweighting in zero-coupon bonds were the key detractors from performance relative to the Index. Contributors to results versus the Index included the Fund’s hedging strategy, an overweighting in prerefunded bonds and security selection in intermediate-maturity bonds.

Eaton Vance Virginia Municipal Income Fund’s Class A shares at NAV returned -4.25%, underperforming the -3.70% return of the Index. Detractors from results versus the Index included an overweighting and security selection in Puerto Rico bonds, security selection in zero-coupon bonds and leveraged investments. In contrast, the Fund’s hedging strategy, an overweighting in prerefunded bonds and security selection in industrial development revenue bonds helped performance relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Alabama Municipal Income Fund

August 31, 2013

Performance2,3

Portfolio Manager William H. Ahern, Jr., CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/07/1993	05/01/1992	–6.85%	3.43%	3.58%
Class A with 4.75% Maximum Sales Charge	—	—	–11.28	2.43	3.08
Class B at NAV	05/01/1992	05/01/1992	–7.53	2.68	2.81
Class B with 5% Maximum Sales Charge	—	—	–12.03	2.33	2.81
Class C at NAV	03/21/2006	05/01/1992	–7.52	2.70	2.80
Class C with 1% Maximum Sales Charge	—	—	–8.42	2.70	2.80
Class I at NAV	03/03/2008	05/01/1992	–6.67	3.64	3.69
Barclays Municipal Bond Index	—	—	–3.70%	4.52%	4.47%
Barclays 20 Year Municipal Bond Index	—	—	–6.05	5.01	5.04

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.77%	1.52%	1.51%	0.57%
Net		0.74	1.49	1.48	0.54

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.96%	3.18%	3.19%	4.16%
Taxable-Equivalent Distribution Rate		7.36	5.91	5.93	7.74
SEC 30-day Yield		3.42	2.84	2.84	3.80
Taxable-Equivalent SEC 30-day Yield		6.36	5.28	5.28	7.07

% Total Leverage[6]
Residual Interest Bond (RIB)					0.92%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2003	$13,202	N.A.
Class C	$10,000	08/31/2003	$13,184	N.A.
Class I	$250,000	08/31/2003	$359,165	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance

Alabama Municipal Income Fund

August 31, 2013

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	3.9%	BBB	8.1%
AA	54.0	Not Rated	5.1
A	28.9

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Arkansas Municipal Income Fund

August 31, 2013

Performance2,3

Portfolio Manager Adam A. Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	02/09/1994	10/02/1992	–5.05%	2.60%	3.01%
Class A with 4.75% Maximum Sales Charge	—	—	–9.54	1.60	2.51
Class B at NAV	10/02/1992	10/02/1992	–5.78	1.84	2.25
Class B with 5% Maximum Sales Charge	—	—	–10.36	1.50	2.25
Class C at NAV	04/28/2006	10/02/1992	–5.78	1.84	2.22
Class C with 1% Maximum Sales Charge	—	—	–6.69	1.84	2.22
Class I at NAV	08/03/2010	10/02/1992	–4.87	2.68	3.05
Barclays Municipal Bond Index	—	—	–3.70%	4.52%	4.47%
Barclays 20 Year Municipal Bond Index	—	—	–6.05	5.01	5.04

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.74%	1.49%	1.49%	0.54%
Net		0.73	1.48	1.48	0.53

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.87%	3.10%	3.10%	4.08%
Taxable-Equivalent Distribution Rate		7.35	5.89	5.89	7.75
SEC 30-day Yield		3.07	2.47	2.47	3.42
Taxable-Equivalent SEC 30-day Yield		5.83	4.69	4.69	6.50

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2003	$12,499	N.A.
Class C	$10,000	08/31/2003	$12,460	N.A.
Class I	$250,000	08/31/2003	$337,752	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

6

Eaton Vance

Arkansas Municipal Income Fund

August 31, 2013

Fund Profile

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

Georgia Municipal Income Fund

August 31, 2013

Performance2,3

Portfolio Manager Adam A. Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/07/1993	12/23/1991	–5.98%	2.73%	3.09%
Class A with 4.75% Maximum Sales Charge	—	—	–10.43	1.73	2.60
Class B at NAV	12/23/1991	12/23/1991	–6.71	1.96	2.34
Class B with 5% Maximum Sales Charge	—	—	–11.24	1.62	2.34
Class C at NAV	04/25/2006	12/23/1991	–6.81	1.96	2.31
Class C with 1% Maximum Sales Charge	—	—	–7.71	1.96	2.31
Class I at NAV	03/03/2008	12/23/1991	–5.87	2.94	3.23
Barclays Municipal Bond Index	—	—	–3.70%	4.52%	4.47%
Barclays 20 Year Municipal Bond Index	—	—	–6.05	5.01	5.04

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.79%	1.54%	1.54%	0.59%
Net		0.74	1.49	1.49	0.54

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		4.16%	3.38%	3.38%	4.36%
Taxable-Equivalent Distribution Rate		7.82	6.35	6.35	8.20
SEC 30-day Yield		3.85	3.28	3.28	4.24
Taxable-Equivalent SEC 30-day Yield		7.24	6.17	6.17	7.97

% Total Leverage[6]
RIB					5.29%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2003	$12,599	N.A.
Class C	$10,000	08/31/2003	$12,565	N.A.
Class I	$250,000	08/31/2003	$343,604	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

8

Eaton Vance

Georgia Municipal Income Fund

August 31, 2013

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	6.1%	BBB	5.5%
AA	71.2	B	1.1
A	16.1

See Endnotes and Additional Disclosures in this report.

9

Eaton Vance

Kentucky Municipal Income Fund

August 31, 2013

Performance2,3

Portfolio Manager Adam A. Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/07/1993	12/23/1991	–2.63%	3.81%	3.46%
Class A with 4.75% Maximum Sales Charge	—	—	–7.28	2.81	2.96
Class B at NAV	12/23/1991	12/23/1991	–3.41	3.03	2.71
Class B with 5% Maximum Sales Charge	—	—	–8.10	2.68	2.71
Class C at NAV	03/23/2006	12/23/1991	–3.30	3.05	2.69
Class C with 1% Maximum Sales Charge	—	—	–4.24	3.05	2.69
Class I at NAV	08/03/2010	12/23/1991	–2.43	3.94	3.52
Barclays Municipal Bond Index	—	—	–3.70%	4.52%	4.47%
Barclays 20 Year Municipal Bond Index	—	—	–6.05	5.01	5.04

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.73%	1.48%	1.48%	0.53%

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		4.03%	3.25%	3.25%	4.23%
Taxable-Equivalent Distribution Rate		7.58	6.11	6.11	7.95
SEC 30-day Yield		3.28	2.68	2.68	3.64
Taxable-Equivalent SEC 30-day Yield		6.17	5.04	5.04	6.84

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2003	$13,063	N.A.
Class C	$10,000	08/31/2003	$13,040	N.A.
Class I	$250,000	08/31/2003	$353,489	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

10

Eaton Vance

Kentucky Municipal Income Fund

August 31, 2013

Fund Profile

See Endnotes and Additional Disclosures in this report.

11

Eaton Vance

Maryland Municipal Income Fund

August 31, 2013

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/10/1993	02/03/1992	–5.14%	3.68%	3.53%
Class A with 4.75% Maximum Sales Charge	—	—	–9.65	2.69	3.03
Class B at NAV	02/03/1992	02/03/1992	–5.83	2.92	2.77
Class B with 5% Maximum Sales Charge	—	—	–10.41	2.58	2.77
Class C at NAV	05/02/2006	02/03/1992	–5.92	2.90	2.77
Class C with 1% Maximum Sales Charge	—	—	–6.84	2.90	2.77
Class I at NAV	03/03/2008	02/03/1992	–4.93	3.93	3.66
Barclays Municipal Bond Index	—	—	–3.70%	4.52%	4.47%
Barclays 20 Year Municipal Bond Index	—	—	–6.05	5.01	5.04

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.79%	1.54%	1.54%	0.59%
Net		0.75	1.50	1.50	0.55

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.86%	3.09%	3.09%	4.07%
Taxable-Equivalent Distribution Rate		7.24	5.79	5.79	7.63
SEC 30-day Yield		3.40	2.82	2.82	3.77
Taxable-Equivalent SEC 30-day Yield		6.37	5.29	5.29	7.07

% Total Leverage[6]
RIB					4.97%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2003	$13,151	N.A.
Class C	$10,000	08/31/2003	$13,149	N.A.
Class I	$250,000	08/31/2003	$358,370	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

12

Eaton Vance

Maryland Municipal Income Fund

August 31, 2013

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	22.0%	BBB	6.5%
AA	38.8	B	0.3
A	22.3	Not Rated	10.1

See Endnotes and Additional Disclosures in this report.

13

Eaton Vance

Missouri Municipal Income Fund

August 31, 2013

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/07/1993	05/01/1992	–6.49%	2.96%	3.26%
Class A with 4.75% Maximum Sales Charge	—	—	–10.93	1.96	2.76
Class B at NAV	05/01/1992	05/01/1992	–7.17	2.20	2.51
Class B with 5% Maximum Sales Charge	—	—	–11.69	1.85	2.51
Class C at NAV	02/16/2006	05/01/1992	–7.18	2.20	2.48
Class C with 1% Maximum Sales Charge	—	—	–8.08	2.20	2.48
Class I at NAV	08/03/2010	05/01/1992	–6.28	3.13	3.34
Barclays Municipal Bond Index	—	—	–3.70%	4.52%	4.47%
Barclays 20 Year Municipal Bond Index	—	—	–6.05	5.01	5.04

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.75%	1.50%	1.50%	0.55%
Net		0.73	1.48	1.48	0.53

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.98%	3.20%	3.20%	4.18%
Taxable-Equivalent Distribution Rate		7.48	6.02	6.02	7.86
SEC 30-day Yield		3.22	2.62	2.62	3.58
Taxable-Equivalent SEC 30-day Yield		6.05	4.92	4.92	6.73

% Total Leverage[6]
RIB					1.16%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2003	$12,817	N.A.
Class C	$10,000	08/31/2003	$12,778	N.A.
Class I	$250,000	08/31/2003	$347,437	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

14

Eaton Vance

Missouri Municipal Income Fund

August 31, 2013

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6

Absent such securities, credit quality (% of total investments) is as follows:7

AAA	11.4%	BBB	7.4%
AA	56.7	Not Rated	7.2
A	17.3

See Endnotes and Additional Disclosures in this report.

15

Eaton Vance

North Carolina Municipal Income Fund

August 31, 2013

Performance2,3

Portfolio Manager Thomas M. Metzold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/07/1993	10/23/1991	–8.46%	3.49%	3.42%
Class A with 4.75% Maximum Sales Charge	—	—	–12.79	2.49	2.92
Class B at NAV	10/23/1991	10/23/1991	–9.09	2.74	2.66
Class B with 5% Maximum Sales Charge	—	—	–13.49	2.40	2.66
Class C at NAV	05/02/2006	10/23/1991	–9.09	2.74	2.66
Class C with 1% Maximum Sales Charge	—	—	–9.97	2.74	2.66
Class I at NAV	03/03/2008	10/23/1991	–8.25	3.72	3.55
Barclays Municipal Bond Index	—	—	–3.70%	4.52%	4.47%
Barclays 20 Year Municipal Bond Index	—	—	–6.05	5.01	5.04

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.82%	1.57%	1.56%	0.62%
Net		0.75	1.50	1.49	0.55

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		4.54%	3.76%	3.76%	4.75%
Taxable-Equivalent Distribution Rate		8.70	7.20	7.20	9.10
SEC 30-day Yield		4.21	3.66	3.66	4.63
Taxable-Equivalent SEC 30-day Yield		8.06	7.01	7.01	8.87

% Total Leverage[6]
RIB					11.42%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2003	$13,005	N.A.
Class C	$10,000	08/31/2003	$13,003	N.A.
Class I	$250,000	08/31/2003	$354,610	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

16

Eaton Vance

North Carolina Municipal Income Fund

August 31, 2013

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	11.6%	BBB	2.8%
AA	66.0	BB	0.6
A	16.2	Not Rated	2.8

See Endnotes and Additional Disclosures in this report.

17

Eaton Vance

Oregon Municipal Income Fund

August 31, 2013

Performance2,3

Portfolio Manager Thomas M. Metzold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/28/1993	12/24/1991	–12.19%	3.13%	3.21%
Class A with 4.75% Maximum Sales Charge	—	—	–16.38	2.15	2.71
Class B at NAV	12/24/1991	12/24/1991	–12.75	2.37	2.46
Class B with 5% Maximum Sales Charge	—	—	–16.97	2.03	2.46
Class C at NAV	03/02/2006	12/24/1991	–12.74	2.37	2.47
Class C with 1% Maximum Sales Charge	—	—	–13.58	2.37	2.47
Class I at NAV	08/03/2010	12/24/1991	–11.92	3.25	3.27
Barclays Municipal Bond Index	—	—	–3.70%	4.52%	4.47%
Barclays 20 Year Municipal Bond Index	—	—	–6.05	5.01	5.04

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.84%	1.59%	1.58%	0.63%
Net		0.74	1.49	1.48	0.53

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		5.33%	4.55%	4.55%	5.53%
Taxable-Equivalent Distribution Rate		10.45	8.92	8.92	10.84
SEC 30-day Yield		4.62	4.08	4.09	5.05
Taxable-Equivalent SEC 30-day Yield		9.06	8.00	8.02	9.90

% Total Leverage[6]
RIB					12.40%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2003	$12,758	N.A.
Class C	$10,000	08/31/2003	$12,763	N.A.
Class I	$250,000	08/31/2003	$344,984	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

18

Eaton Vance

Oregon Municipal Income Fund

August 31, 2013

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	10.8%	BBB	15.2%
AA	53.7	BB	1.0
A	17.3	Not Rated	2.0

See Endnotes and Additional Disclosures in this report.

19

Eaton Vance

South Carolina Municipal Income Fund

August 31, 2013

Performance2,3

Portfolio Manager Thomas M. Metzold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	02/14/1994	10/02/1992	–8.73%	3.12%	3.54%
Class A with 4.75% Maximum Sales Charge	—	—	–13.04	2.14	3.04
Class B at NAV	10/02/1992	10/02/1992	–9.30	2.39	2.80
Class B with 5% Maximum Sales Charge	—	—	–13.69	2.05	2.80
Class C at NAV	01/12/2006	10/02/1992	–9.39	2.37	2.78
Class C with 1% Maximum Sales Charge	—	—	–10.26	2.37	2.78
Class I at NAV	03/03/2008	10/02/1992	–8.53	3.35	3.66
Barclays Municipal Bond Index	—	—	–3.70%	4.52%	4.47%
Barclays 20 Year Municipal Bond Index	—	—	–6.05	5.01	5.04

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.81%	1.56%	1.55%	0.61%
Net		0.74	1.49	1.48	0.54

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		4.78%	4.00%	4.00%	4.98%
Taxable-Equivalent Distribution Rate		9.08	7.60	7.60	9.46
SEC 30-day Yield		4.37	3.82	3.82	4.79
Taxable-Equivalent SEC 30-day Yield		8.30	7.26	7.26	9.10

% Total Leverage[6]
RIB					15.35%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2003	$13,179	N.A.
Class C	$10,000	08/31/2003	$13,156	N.A.
Class I	$250,000	08/31/2003	$358,348	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

20

Eaton Vance

South Carolina Municipal Income Fund

August 31, 2013

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	10.4%	BBB	9.3%
AA	41.7	BB	1.0
A	37.6

See Endnotes and Additional Disclosures in this report.

21

Eaton Vance

Tennessee Municipal Income Fund

August 31, 2013

Performance2,3

Portfolio Manager Adam A. Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/09/1993	08/25/1992	–4.82%	2.22%	2.63%
Class A with 4.75% Maximum Sales Charge	—	—	–9.36	1.24	2.13
Class B at NAV	08/25/1992	08/25/1992	–5.47	1.47	1.88
Class B with 5% Maximum Sales Charge	—	—	–10.06	1.13	1.88
Class C at NAV	05/02/2006	08/25/1992	–5.48	1.45	1.87
Class C with 1% Maximum Sales Charge	—	—	–6.40	1.45	1.87
Class I at NAV	08/03/2010	08/25/1992	–4.52	2.34	2.68
Barclays Municipal Bond Index	—	—	–3.70%	4.52%	4.47%
Barclays 20 Year Municipal Bond Index	—	—	–6.05	5.01	5.04

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.73%	1.48%	1.48%	0.53%
Net		0.72	1.47	1.47	0.52

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.91%	3.13%	3.14%	4.12%
Taxable-Equivalent Distribution Rate		7.35	5.88	5.90	7.74
SEC 30-day Yield		2.98	2.37	2.38	3.33
Taxable-Equivalent SEC 30-day Yield		5.60	4.45	4.47	6.26

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2003	$12,052	N.A.
Class C	$10,000	08/31/2003	$12,038	N.A.
Class I	$250,000	08/31/2003	$325,857	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

22

Eaton Vance

Tennessee Municipal Income Fund

August 31, 2013

Fund Profile

See Endnotes and Additional Disclosures in this report.

23

Eaton Vance

Virginia Municipal Income Fund

August 31, 2013

Performance2,3

Portfolio Manager Adam A. Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/17/1993	07/26/1991	–4.25%	2.32%	2.62%
Class A with 4.75% Maximum Sales Charge	—	—	–8.77	1.34	2.12
Class B at NAV	07/26/1991	07/26/1991	–4.95	1.55	1.86
Class B with 5% Maximum Sales Charge	—	—	–9.55	1.21	1.86
Class C at NAV	02/08/2006	07/26/1991	–5.05	1.53	1.85
Class C with 1% Maximum Sales Charge	—	—	–5.97	1.53	1.85
Class I at NAV	03/03/2008	07/26/1991	–4.03	2.53	2.76
Barclays Municipal Bond Index	—	—	–3.70%	4.52%	4.47%
Barclays 20 Year Municipal Bond Index	—	—	–6.05	5.01	5.04

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.80%	1.55%	1.55%	0.59%
Net		0.76	1.51	1.51	0.55

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		4.27%	3.49%	3.49%	4.48%
Taxable-Equivalent Distribution Rate		8.00	6.54	6.54	8.40
SEC 30-day Yield		3.59	3.01	3.01	3.98
Taxable-Equivalent SEC 30-day Yield		6.73	5.64	5.64	7.46

% Total Leverage[6]
RIB					3.49%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2003	$12,023	N.A.
Class C	$10,000	08/31/2003	$12,010	N.A.
Class I	$250,000	08/31/2003	$328,164	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

24

Eaton Vance

Virginia Municipal Income Fund

August 31, 2013

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6

Absent such securities, credit quality (% of total investments) is as follows:7

AAA	19.2%	BBB	11.5%
AA	42.4	B	0.4
A	21.5	Not Rated	5.0

See Endnotes and Additional Disclosures in this report.

25

Eaton Vance

Municipal Income Funds

August 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays 20 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 17-22 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class C is linked to Class B and the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Total annual operating expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratio excludes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of RIBs purchased in secondary market transactions, if applicable.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

[8]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

26

Eaton Vance

Municipal Income Funds

August 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2013 – August 31, 2013).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Alabama Municipal Income Fund

	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period* (3/1/13 – 8/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$915.40	$3.57	0.74%
Class B	$1,000.00	$911.20	$7.18	1.49%
Class C	$1,000.00	$912.10	$7.18	1.49%
Class I	$1,000.00	$915.40	$2.61	0.54%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.50	$3.77	0.74%
Class B	$1,000.00	$1,017.70	$7.58	1.49%
Class C	$1,000.00	$1,017.70	$7.58	1.49%
Class I	$1,000.00	$1,022.50	$2.75	0.54%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2013.

27

Eaton Vance

Municipal Income Funds

August 31, 2013

Fund Expenses — continued

Eaton Vance Arkansas Municipal Income Fund

	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period* (3/1/13 – 8/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$932.50	$3.56	0.73%
Class B	$1,000.00	$928.70	$7.19	1.48%
Class C	$1,000.00	$928.80	$7.20	1.48%
Class I	$1,000.00	$933.30	$2.58	0.53%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.50	$3.72	0.73%
Class B	$1,000.00	$1,017.70	$7.53	1.48%
Class C	$1,000.00	$1,017.70	$7.53	1.48%
Class I	$1,000.00	$1,022.50	$2.70	0.53%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2013.

Eaton Vance Georgia Municipal Income Fund

	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period* (3/1/13 – 8/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$920.10	$3.58	0.74%
Class B	$1,000.00	$916.50	$7.25	1.50%
Class C	$1,000.00	$915.60	$7.24	1.50%
Class I	$1,000.00	$920.20	$2.61	0.54%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.50	$3.77	0.74%
Class B	$1,000.00	$1,017.60	$7.63	1.50%
Class C	$1,000.00	$1,017.60	$7.63	1.50%
Class I	$1,000.00	$1,022.50	$2.75	0.54%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2013.

28

Eaton Vance

Municipal Income Funds

August 31, 2013

Fund Expenses — continued

Eaton Vance Kentucky Municipal Income Fund

	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period* (3/1/13 – 8/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$941.20	$3.57	0.73%
Class B	$1,000.00	$937.20	$7.23	1.48%
Class C	$1,000.00	$938.30	$7.23	1.48%
Class I	$1,000.00	$942.10	$2.59	0.53%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.50	$3.72	0.73%
Class B	$1,000.00	$1,017.70	$7.53	1.48%
Class C	$1,000.00	$1,017.70	$7.53	1.48%
Class I	$1,000.00	$1,022.50	$2.70	0.53%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2013.

Eaton Vance Maryland Municipal Income Fund

	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period* (3/1/13 – 8/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$926.80	$3.69	0.76%
Class B	$1,000.00	$923.00	$7.32	1.51%
Class C	$1,000.00	$923.00	$7.32	1.51%
Class I	$1,000.00	$927.90	$2.72	0.56%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.87	0.76%
Class B	$1,000.00	$1,017.60	$7.68	1.51%
Class C	$1,000.00	$1,017.60	$7.68	1.51%
Class I	$1,000.00	$1,022.40	$2.85	0.56%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2013.

29

Eaton Vance

Municipal Income Funds

August 31, 2013

Fund Expenses — continued

Eaton Vance Missouri Municipal Income Fund

	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period* (3/1/13 – 8/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$917.00	$3.62	0.75%
Class B	$1,000.00	$913.90	$7.24	1.50%
Class C	$1,000.00	$913.80	$7.24	1.50%
Class I	$1,000.00	$919.10	$2.66	0.55%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.82	0.75%
Class B	$1,000.00	$1,017.60	$7.63	1.50%
Class C	$1,000.00	$1,017.60	$7.63	1.50%
Class I	$1,000.00	$1,022.40	$2.80	0.55%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2013.

Eaton Vance North Carolina Municipal Income Fund

	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period* (3/1/13 – 8/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$888.50	$3.76	0.79%
Class B	$1,000.00	$885.50	$7.37	1.55%
Class C	$1,000.00	$885.50	$7.37	1.55%
Class I	$1,000.00	$889.70	$2.81	0.59%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$4.02	0.79%
Class B	$1,000.00	$1,017.40	$7.88	1.55%
Class C	$1,000.00	$1,017.40	$7.88	1.55%
Class I	$1,000.00	$1,022.20	$3.01	0.59%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2013.

30

Eaton Vance

Municipal Income Funds

August 31, 2013

Fund Expenses — continued

Eaton Vance Oregon Municipal Income Fund

	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period* (3/1/13 – 8/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$855.20	$3.79	0.81%
Class B	$1,000.00	$852.60	$7.28	1.56%
Class C	$1,000.00	$852.80	$7.33	1.57%
Class I	$1,000.00	$857.00	$2.86	0.61%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.10	$4.13	0.81%
Class B	$1,000.00	$1,017.30	$7.93	1.56%
Class C	$1,000.00	$1,017.30	$7.98	1.57%
Class I	$1,000.00	$1,022.10	$3.11	0.61%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2013.

Eaton Vance South Carolina Municipal Income Fund

	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period* (3/1/13 – 8/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$882.90	$3.80	0.80%
Class B	$1,000.00	$879.60	$7.34	1.55%
Class C	$1,000.00	$879.60	$7.34	1.55%
Class I	$1,000.00	$883.90	$2.85	0.60%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$4.08	0.80%
Class B	$1,000.00	$1,017.40	$7.88	1.55%
Class C	$1,000.00	$1,017.40	$7.88	1.55%
Class I	$1,000.00	$1,022.20	$3.06	0.60%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2013.

31

Eaton Vance

Municipal Income Funds

August 31, 2013

Fund Expenses — continued

Eaton Vance Tennessee Municipal Income Fund

	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period* (3/1/13 – 8/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$931.20	$3.50	0.72%
Class B	$1,000.00	$928.50	$7.15	1.47%
Class C	$1,000.00	$927.50	$7.14	1.47%
Class I	$1,000.00	$933.10	$2.48	0.51%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.60	$3.67	0.72%
Class B	$1,000.00	$1,017.80	$7.48	1.47%
Class C	$1,000.00	$1,017.80	$7.48	1.47%
Class I	$1,000.00	$1,022.60	$2.60	0.51%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2013.

Eaton Vance Virginia Municipal Income Fund

	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period* (3/1/13 – 8/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$930.40	$3.70	0.76%
Class B	$1,000.00	$925.90	$7.33	1.51%
Class C	$1,000.00	$925.80	$7.33	1.51%
Class I	$1,000.00	$931.50	$2.68	0.55%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.87	0.76%
Class B	$1,000.00	$1,017.60	$7.68	1.51%
Class C	$1,000.00	$1,017.60	$7.68	1.51%
Class I	$1,000.00	$1,022.40	$2.80	0.55%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2013.

32

Eaton Vance

Alabama Municipal Income Fund

August 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 99.1%

Security	Principal Amount (000’s omitted)	Value

Education — 5.8%
University of Alabama, 5.00%, 7/1/34	$1,500	$1,517,355
University of Alabama, 5.00%, 10/1/37	1,000	1,018,200

		$2,535,555

Electric Utilities — 3.3%
Florence Electric Revenue, 4.00%, 6/1/33	$1,585	$1,429,876

		$1,429,876

General Obligations — 13.1%
Auburn, 5.25%, 12/1/27	$1,000	$1,089,610
Huntsville, 5.00%, 5/1/33	1,025	1,060,557
Madison, 5.15%, 2/1/39	1,250	1,258,162
Mobile, 5.00%, 2/15/27	1,000	1,044,350
Oxford, 5.00%, 2/1/32	1,205	1,230,691

		$5,683,370

Hospital — 14.6%
Birmingham Special Care Facilities Financing Authority, (Children’s Hospital), 6.125%, 6/1/34	$1,500	$1,567,320
East Alabama, Health Care Authority, 5.00%, 9/1/27	1,000	1,009,080
Health Care Authority, (Baptist Health), 5.00%, 11/15/16	400	421,607
Health Care Authority, (Baptist Health), 5.00%, 11/15/18	750	777,090
Health Care Authority, (Baptist Health), 5.00%, 11/15/21	400	404,376
Huntsville, Health Care Authority, 5.50%, 6/1/25	1,000	1,062,190
University of Alabama, Hospital Revenue, 5.75%, to 9/1/18 (Put Date), 9/1/22	1,000	1,102,360

		$6,344,023

Industrial Development Revenue — 5.0%
Butler Industrial Development Board, (Georgia-Pacific Corp.), (AMT), 5.75%, 9/1/28	$600	$617,562
Phenix City Industrial Development Board, (MeadWestvaco Coated Board), (AMT), 4.125%, 5/15/35	1,145	818,320
Selma Industrial Development Board, (International Paper Co.), 5.80%, 5/1/34	750	759,435

		$2,195,317

Insured – Education — 9.6%
Alabama State Board of Education, (Chattahoochee Valley Community College), (AGC), 5.00%, 6/1/34	$1,000	$1,005,880
Alabama State University, (AGC), 4.75%, 5/1/33	475	473,765

Security	Principal Amount (000’s omitted)	Value

Insured – Education (continued)
Auburn University, (AGM), 5.00%, 6/1/38	$250	$250,997
Jacksonville State University, (AGC), 5.125%, 12/1/33	1,230	1,239,865
Montgomery, Public Educational Building Authority, (Alabama State University), (XLCA), 5.25%, 10/1/25	1,110	1,199,932

		$4,170,439

Insured – Electric Utilities — 1.0%
Puerto Rico Electric Power Authority, (BHAC), (FGIC), (NPFG), 5.25%, 7/1/24	$400	$419,188

		$419,188

Insured – Escrowed / Prerefunded — 5.0%
Montgomery, BMC Special Care Facilities Financing Authority, (Baptist Health Montgomery), (NPFG), Prerefunded to 11/15/14, 5.15%, 11/15/27	$2,065	$2,186,732

		$2,186,732

Insured – Lease Revenue / Certificates of Participation — 5.4%
Montgomery County, Public Building Authority, (NPFG), 5.00%, 3/1/31	$500	$504,420
Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	1,100	1,265,759
Puerto Rico Public Finance Corp., (Commonwealth Appropriation), (AMBAC), 5.125%, 6/1/24	520	586,201

		$2,356,380

Insured – Special Tax Revenue — 4.3%
Alabama Public School and College Authority, (AGM), 2.50%, 12/1/27	$1,855	$1,479,845
Birmingham-Jefferson Civic Center Authority, (NPFG), 0.00%, 9/1/18	505	392,052

		$1,871,897

Insured – Transportation — 2.0%
Puerto Rico Highway and Transportation Authority, (AMBAC), 0.00%, 7/1/16	$1,000	$853,250

		$853,250

Insured – Water and Sewer — 10.7%
Alabama Drinking Water Finance Authority, (AMBAC), 4.00%, 8/15/28	$2,410	$2,198,643
Cullman Utilities Board, (AGM), 5.00%, 9/1/30	1,000	1,020,120
West Morgan-East Lawrence, Water and Sewer Authority, (AGM), 0.00%, 8/15/41	2,600	481,208

33	See Notes to Financial Statements.

Eaton Vance

Alabama Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Water and Sewer (continued)
West Morgan-East Lawrence, Water and Sewer Authority, (AGM), 4.85%, 8/15/35	$1,000	$981,430

		$4,681,401

Other Revenue — 3.5%
Alabama Incentives Financing Authority, 5.00%, 9/1/29	$1,500	$1,544,070

		$1,544,070

Special Tax Revenue — 5.7%
Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$145	$148,551
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	155	158,492
Homewood City Board of Education, 5.00%, 4/1/32	500	509,975
Morgan County Board of Education, 5.00%, 3/1/35	865	869,290
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57(1)(2)	540	452,914
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	325	354,956

		$2,494,178

Water and Sewer — 10.1%
Auburn, Waterworks Board, 5.00%, 9/1/29	$1,315	$1,372,045
Birmingham, Waterworks Board, 5.00%, 1/1/38	1,000	981,980
Opelika Utilities Board, 5.25%, 6/1/36	500	510,495
Opelika Utilities Board, 5.25%, 6/1/41	500	508,195
Scottsboro Waterworks, Sewer and Gas Board, 5.00%, 8/1/32	1,000	1,004,960

		$4,377,675

Total Tax-Exempt Investments — 99.1% (identified cost $43,092,589)		$43,143,351

Other Assets, Less Liabilities — 0.9%		$391,619

Net Assets — 100.0%		$43,534,970

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Alabama municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2013, 38.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.0% to 11.4% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $47,914.

34	See Notes to Financial Statements.

Eaton Vance

Arkansas Municipal Income Fund

August 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 98.4%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.4%
Arkansas Development Finance Authority, (Capital Improvement), 5.00%, 6/1/24	$500	$566,935
Arkansas Development Finance Authority, (Capital Improvement), 5.00%, 6/1/25	250	280,245

		$847,180

Education — 6.3%
Texas A&M University, 5.00%, 7/1/26	$200	$223,002
University of Arkansas, (Fort Smith Campus), 4.75%, 12/1/35	500	495,220
University of Arkansas, (Phillips Community College), 5.00%, 12/1/29	250	253,545
University of Arkansas, (UAMS Campus), 4.00%, 11/1/34	1,730	1,532,451
University of Arkansas, (UAMS Campus), 5.00%, 12/1/30	750	785,940
University of Arkansas, (Auxiliary Facilities-Monticello Campus), 4.00%, 10/1/32	500	448,615

		$3,738,773

Electric Utilities — 0.8%
Independence County Pollution Control Revenue, (Entergy Arkansas Inc.), 2.375%, 1/1/21	$500	$469,840

		$469,840

Escrowed / Prerefunded — 3.6%
Arkansas Development Finance Authority, (Waste Water System), Escrowed to Maturity, 5.50%, 12/1/19	$250	$300,365
Conway, School District No. 1, Prerefunded to 2/1/15, 4.75%, 2/1/34	750	796,425
Siloam Springs, School District No. 21, Prerefunded to 12/1/13, 4.60%, 6/1/34	1,000	1,011,180

		$2,107,970

General Obligations — 18.8%
Arkansas, 4.75%, 6/1/29	$750	$759,203
Arkansas State College Savings, 0.00%, 6/1/14	2,750	2,742,327
Arkansas Water, Waste Disposal and Pollution Facilities, 4.875%, 7/1/43	1,000	1,004,730
Bentonville, School District No. 6, 4.50%, 6/1/40	1,000	971,140
Bradford, Special School District, 4.75%, 2/1/39	315	318,934
Bryant, School District No. 25, 4.75%, 2/1/39	1,490	1,508,610
Conroe, Independent School District, 5.00%, 2/15/35	150	155,060
Pottsville, School District No. 61, 4.50%, 2/1/38	1,250	1,255,775
Pulaski County, Special School District, 5.00%, 2/1/35	500	500,445
Springdale, School District No. 50, 4.625%, 6/1/35	1,000	973,830

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Springdale, School District No. 50, 4.75%, 6/1/39	$1,000	$978,120

		$11,168,174

Housing — 1.3%
Arkansas Development Finance Authority, SFMR, (GNMA/FNMA), (AMT), 4.75%, 7/1/32	$380	$371,188
Arkansas Development Finance Authority, SFMR, (GNMA/FNMA), (AMT), 4.80%, 7/1/26	275	275,632
Arkansas Development Finance Authority, SFMR, (GNMA/FNMA), (AMT), 5.05%, 7/1/31	150	150,645

		$797,465

Industrial Development Revenue — 4.3%
Baxter, (Aeroquip Corp.), 5.80%, 10/1/13	$2,000	$2,007,580
Cleveland, OH, (Continental Airlines), (AMT), 5.70%, 12/1/19	550	545,930

		$2,553,510

Insured – Education — 9.3%
Arkansas State University, (BEEBE Campus), (AMBAC), 5.00%, 9/1/35	$1,000	$1,001,220
Arkansas State University, (Consolidated Building System), (AMBAC), 5.00%, 4/1/24	1,000	1,114,380
Arkansas State University, (Consolidated Building System), (AMBAC), 5.00%, 3/1/32	1,250	1,261,900
Pulaski Technical College, (Capital Improvement), (AGM), 5.00%, 4/1/41	1,150	1,124,688
University of Arkansas, (Fayetteville Campus), (AMBAC), 5.00%, 11/1/36	1,000	1,003,130

		$5,505,318

Insured – Electric Utilities — 1.9%
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	$940	$732,645
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	550	413,034

		$1,145,679

Insured – Escrowed / Prerefunded — 4.3%
Arkansas Development Finance Authority, SFMR, (Donaghey Plaza), (AGM), Prerefunded to 6/1/14, 5.00%, 6/1/29	$1,000	$1,035,970
North Little Rock, Electric System, (NPFG), Escrowed to Maturity, 6.50%, 7/1/15	440	471,381
University of Arkansas, (UAMS Campus), (NPFG), Prerefunded to 11/1/14, 5.00%, 11/1/34	1,000	1,055,690

		$2,563,041

35	See Notes to Financial Statements.

Eaton Vance

Arkansas Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations — 0.8%
Arkansas State College Savings, (NPFG), 0.00%, 6/1/17	$500	$472,505

		$472,505

Insured – Health – Miscellaneous — 1.0%
Arkansas Development Finance Authority, (Public Health Laboratory), (AMBAC), 3.90%, 12/1/24	$65	$60,250
Arkansas Development Finance Authority, (Public Health Laboratory), (AMBAC), 5.00%, 12/1/18	500	505,745

		$565,995

Insured – Hospital — 7.1%
Heber Springs, Hospital and Health Care Facilities Board, (Baptist Healthcare System), (AGC), 5.00%, 5/1/26	$1,140	$1,161,398
Pulaski County, (Children’s Hospital), (AMBAC), 5.00%, 3/1/30	1,500	1,503,765
Pulaski County, (Children’s Hospital), (AMBAC), 5.00%, 3/1/35	1,565	1,555,813

		$4,220,976

Insured – Lease Revenue / Certificates of Participation — 1.9%
Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	$1,000	$1,150,690

		$1,150,690

Insured – Other Revenue — 5.3%
Arkansas Development Finance Authority, Tobacco Settlement Revenue, (AMBAC), 0.00%, 7/1/24	$1,000	$644,180
Arkansas Development Finance Authority, Tobacco Settlement Revenue, (AMBAC), 0.00%, 7/1/30	820	354,699
Arkansas Development Finance Authority, Tobacco Settlement Revenue, (AMBAC), 0.00%, 7/1/36	3,500	995,960
Arkansas Development Finance Authority, Tobacco Settlement Revenue, (AMBAC), 0.00%, 7/1/46	7,445	1,130,300

		$3,125,139

Insured – Special Tax Revenue — 2.0%
Bentonville Sales and Use Tax Revenue, (AMBAC), 4.375%, 11/1/27	$25	$24,986
Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/27	1,000	801,160
Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/42	1,000	91,640
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	2,760	269,431
Springdale Sales and Use Tax Revenue, (AGM), 4.00%, 7/1/27	20	20,001

		$1,207,218

Security	Principal Amount (000’s omitted)	Value

Insured – Utilities — 3.7%
Benton, Public Utility Revenue, (AGM), 5.00%, 9/1/36	$750	$754,320
Benton, Public Utility Revenue, (AMBAC), 5.00%, 9/1/36	1,435	1,440,482

		$2,194,802

Insured – Water and Sewer — 7.1%
Fort Smith, Water and Sewer, (AGM), 5.00%, 10/1/32	$500	$511,805
Little Rock, Sewer Revenue, (AGM), 4.75%, 6/1/37	1,000	979,010
Little Rock, Sewer Revenue, (AGM), 5.00%, 6/1/31	450	461,111
Little Rock, Sewer Revenue, (AGM), 5.00%, 10/1/32	750	759,105
Rogers, Sewer Revenue, (AMBAC), 5.00%, 2/1/32	500	508,915
Rogers, Sewer Revenue, (AMBAC), 5.00%, 2/1/37	1,000	1,003,070

		$4,223,016

Lease Revenue / Certificates of Participation — 4.6%
Arkansas Development Finance Authority, (Donaghey Plaza), 5.00%, 6/1/34	$1,190	$1,216,144
Arkansas Development Finance Authority, Correctional Facilities, 5.125%, 5/15/39	1,500	1,512,795

		$2,728,939

Special Tax Revenue — 7.5%
Batesville Sales and Use Tax, 4.00%, 9/1/37	$730	$624,975
Cabot Sales & Use Tax, (Refunding & Improvement), 3.25%, 6/1/38	500	431,265
Cabot Sales & Use Tax, (Refunding & Improvement), 3.50%, 6/1/33	500	401,655
Fort Smith Sales and Use Tax, 5.00%, 5/1/23	400	445,268
Fort Smith Sales and Use Tax, 5.00%, 5/1/24	450	493,268
Little Rock, Hotel and Restaurant Gross Receipts Tax, 7.375%, 8/1/15	760	802,104
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	210	176,133
Rogers Sales and Use Tax, 4.125%, 11/1/31	500	472,710
Virgin Islands Public Finance Authority, 5.00%, 10/1/39	125	114,771
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	435	475,094

		$4,437,243

Transportation — 1.8%
Arizona Department of Transportation Board Highway Revenue, 5.00%, 7/1/29	$1,000	$1,057,730

		$1,057,730

36	See Notes to Financial Statements.

Eaton Vance

Arkansas Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 3.6%
Arkansas Community Water System Public Water Authority, 5.00%, 10/1/32	$1,000	$1,010,870
El Dorado, Water and Sewer System Revenue, 4.375%, 12/1/28	595	606,299
El Dorado, Water and Sewer System Revenue, 4.50%, 12/1/30	500	509,265

		$2,126,434

Total Tax-Exempt Investments — 98.4% (identified cost $60,489,212)		$58,407,637

Other Assets, Less Liabilities — 1.6%		$957,352

Net Assets — 100.0%		$59,364,989

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
FGIC	–	Financial Guaranty Insurance Company
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
NPFG	–	National Public Finance Guaranty Corp.
SFMR	–	Single Family Mortgage Revenue

The Fund invests primarily in debt securities issued by Arkansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2013, 45.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.2% to 27.5% of total investments.

37	See Notes to Financial Statements.

Eaton Vance

Georgia Municipal Income Fund

August 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 103.5%

Security	Principal Amount (000’s omitted)	Value

Education — 6.1%
Atlanta Development Authority, Educational Facilities, 4.75%, 7/1/27	$600	$603,726
Fulton County Development Authority, (Georgia Tech Foundation Campus Recreation Center Project), 5.00%, 11/1/30	750	785,798
Fulton County Development Authority, (Georgia Tech Foundation Technology Square Project), 5.00%, 11/1/30	750	787,612
Georgia Private Colleges and Universities Authority, (Emory University), 5.00%, 9/1/38	1,500	1,509,225

		$3,686,361

Electric Utilities — 1.7%
Burke County Development Authority, (Oglethorpe Power Corp.), 5.50%, 1/1/33	$1,000	$1,033,760

		$1,033,760

Escrowed / Prerefunded — 1.6%
Forsyth County Hospital Authority, (Georgia Baptist Health Care System), Escrowed to Maturity, 6.375%, 10/1/28	$800	$977,608

		$977,608

General Obligations — 16.5%
Coweta County, Water and Sewerage Authority, 5.00%, 6/1/37	$1,000	$1,002,440
Georgia, 2.00%, 8/1/27	315	250,831
Georgia, 5.00%, 7/1/26	200	223,350
Georgia, 5.00%, 7/1/29	600	648,372
Gwinnett County School District, 5.00%, 2/1/36(1)	4,500	4,678,470
Jefferson City, School District, 5.25%, 2/1/33	1,500	1,553,010
Lagrange-Troup County Hospital Authority, (West Georgia Health Foundation, Inc.), 5.50%, 7/1/38	500	511,535
Lincoln County School District, 5.50%, 4/1/37	1,000	1,076,460

		$9,944,468

Hospital — 9.6%
DeKalb County Hospital Authority, (DeKalb Medical Center), 6.125%, 9/1/40	$1,000	$1,021,850
Fulton County Development Authority, (Children’s Healthcare of Atlanta), 5.25%, 11/15/39	3,000	3,015,540
Glynn-Brunswick Memorial Hospital Authority, (Georgia Medical Center), 5.625%, 8/1/34	750	773,648
Macon-Bibb County Hospital Authority, (The Medical Center of Central Georgia), 5.00%, 8/1/35	1,000	984,260

		$5,795,298

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue — 6.3%
Albany Dougherty Payroll Development Authority, Solid Waste Disposal, (Procter and Gamble), (AMT), 5.20%, 5/15/28	$2,000	$2,096,500
Cleveland, OH, (Continental Airlines), (AMT), 5.70%, 12/1/19	650	645,190
Cobb County Development Authority, Solid Waste Disposal, (Georgia Waste Management Project), (AMT), 5.00%, 4/1/33	925	872,034
Vienna Water and Sewer, (Cargill), (AMT), 6.00%, 9/1/14	160	160,602

		$3,774,326

Insured – Education — 1.9%
Savannah Economic Development Authority, (SSU Community Development I, LLC), (AGC), 5.25%, 6/15/27	$1,125	$1,165,894

		$1,165,894

Insured – Electric Utilities — 11.0%
Georgia Municipal Electric Power Authority, (NPFG), 5.50%, 1/1/20	$2,295	$2,478,141
Griffin Combined Public Utility Revenue, (AGM), 5.00%, 1/1/28	1,000	1,038,490
Newnan, Water, Sewerage and Light Commission, (AMBAC), 5.25%, 1/1/24	1,040	1,164,550
Newnan, Water, Sewerage and Light Commission, (AMBAC), 5.25%, 1/1/25	485	540,028
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	980	763,822
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	550	413,034
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/35	300	222,849

		$6,620,914

Insured – General Obligations — 2.1%
Coweta County, Water and Sewerage Authority, (AGM), 5.00%, 6/1/26	$1,135	$1,276,489

		$1,276,489

Insured – Hospital — 3.0%
Cobb County Kennestone Hospital Authority, (Wellstar Health System), (AMBAC), 5.50%, 4/1/37	$1,750	$1,787,678

		$1,787,678

Insured – Lease Revenue / Certificates of Participation — 5.5%
Georgia Local Government 1998A Grantor Trust Certificates of Participation, (NPFG), 4.75%, 6/1/28	$1,330	$1,236,341
Georgia Municipal Association, Inc. Certificates of Participation, (Riverdale), (AGC), 5.375%, 5/1/32	1,000	1,020,220
Georgia State University Higher Education Facilities Authority, (USG Real Estate Foundation), (AGC), 5.625%, 6/15/38	1,000	1,048,640

		$3,305,201

38	See Notes to Financial Statements.

Eaton Vance

Georgia Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 2.7%
Clarke County Hospital Authority, (Athens Regional Medical Center), (NPFG), 5.00%, 1/1/32(2)	$1,190	$1,190,643
Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/27	545	436,632

		$1,627,275

Insured – Transportation — 3.2%
Atlanta, Airport Passenger Facility Charge, (AGM), 4.75%, 1/1/28	$785	$789,035
Metropolitan Atlanta Rapid Transit Authority, (AMBAC), 6.25%, 7/1/20	1,000	1,129,720

		$1,918,755

Insured – Water and Sewer — 9.2%
Brunswick-Glynn County Joint Water and Sewer Commission, (AGM), 5.00%, 6/1/33	$500	$506,535
DeKalb County Water and Sewerage Revenue, (AGM), 5.25%, 10/1/32	1,590	1,673,093
Douglasville-Douglas County, Water and Sewer Authority, (NPFG), 5.00%, 6/1/37	1,250	1,255,850
Henry County, Water and Sewer Authority, (NPFG), 5.25%, 2/1/25	1,000	1,136,260
Walton County, Water and Sewer Authority, (AGM), 5.00%, 2/1/33	1,000	1,007,050

		$5,578,788

Other Revenue — 1.3%
Georgia Municipal Gas Authority, (Gas Portfolio III), 5.00%, 10/1/27	$750	$776,835

		$776,835

Special Tax Revenue — 8.6%
Athens-Clarke County Unified Government Development Authority, (Economic Development Projects), 5.00%, 6/1/32	$1,080	$1,106,071
Floyd County Hospital Authority, (Floyd Health Medical Center), 5.25%, 7/1/29	750	776,205
Gainesville and Hall County Hospital Authority, (Northeast Georgia Medical Center), 5.00%, 2/15/33	1,750	1,734,915
Guam, Limited Obligation Bonds, 5.625%, 12/1/29	205	210,020
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	220	224,957
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	825	691,952
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	435	475,094

		$5,219,214

Security	Principal Amount (000’s omitted)	Value

Transportation — 1.2%
Atlanta, Airport Revenue, 5.00%, 1/1/35	$750	$743,153

		$743,153

Water and Sewer — 12.0%
Athens-Clarke County, Unified Government Water and Sewer Revenue, 5.50%, 1/1/38	$1,000	$1,066,970
Atlanta, Water and Wastewater Revenue, 5.25%, 11/1/30(3)	1,000	1,045,640
Cherokee County, Water and Sewer Authority, 5.00%, 8/1/32	1,000	1,042,870
Columbus, Water and Sewer Revenue, 5.00%, 5/1/30	750	783,885
Fayette County, Water Revenue, 5.00%, 10/1/25	500	548,540
Forsyth County, Water and Sewerage Authority, 5.00%, 4/1/27	1,100	1,205,589
Fulton County, Water and Sewer Revenue, 5.00%, 1/1/33	1,500	1,545,030

		$7,238,524

Total Tax-Exempt Investments — 103.5% (identified cost $62,906,018)		$62,470,541

Other Assets, Less Liabilities — (3.5)%		$(2,105,458)

Net Assets — 100.0%		$60,365,083

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
NPFG	–	National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by Georgia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2013, 37.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 5.2% to 13.9% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(3)	When-issued security.

39	See Notes to Financial Statements.

Eaton Vance

Kentucky Municipal Income Fund

August 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 98.8%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 3.2%
Kentucky Infrastructure Authority, (Wastewater and Drinking Water), 5.00%, 2/1/27	$1,000	$1,084,230
Kentucky Infrastructure Authority, (Wastewater and Drinking Water), 5.00%, 2/1/30	500	526,290

		$1,610,520

Education — 2.5%
Campbellsville, (Campbellsville University), 5.70%, 3/1/34	$1,280	$1,270,822

		$1,270,822

Escrowed / Prerefunded — 3.9%
Puerto Rico Electric Power Authority, Escrowed to various sinking fund dates through 7/1/17, Series O, 0.00%, 7/1/17	$2,250	$2,013,570

		$2,013,570

General Obligations — 6.3%
Kenton County, 4.625%, 4/1/34	$750	$750,165
Lexington-Fayette Urban County Airport Board, 5.00%, 7/1/27	1,000	1,057,940
Lexington-Fayette Urban County Airport Board, (AMT), 5.00%, 7/1/30	500	497,715
Owensboro, 4.00%, 6/1/32	1,000	909,840

		$3,215,660

Hospital — 11.6%
City of Russell, (Bon Secours Health System), 5.00%, 11/1/26	$1,000	$1,021,450
Kentucky Economic Development Finance Authority, (Ashland Hospital Corp.), 5.00%, 2/1/30	1,000	992,770
Kentucky Economic Development Finance Authority, (Baptist Healthcare System), 5.00%, 8/15/42	250	235,607
Kentucky Economic Development Finance Authority, (Baptist Healthcare System), 5.625%, 8/15/27	500	530,495
Kentucky Economic Development Finance Authority, (Catholic Health Initiatives), 5.00%, 5/1/29	500	508,850
Louisville/Jefferson County Metro Government, (Catholic Health Initiatives), 5.00%, 12/1/35	750	722,640
Murray Hospital Facilities, (Murray Calloway County Hospital), 5.125%, 8/1/37	1,000	877,520
Pikeville Hospital, (Pikeville Medical Center, Inc.), 6.25%, 3/1/31	500	533,070
Warren County, (Bowling Green-Warren County Community Hospital Corp.), 5.00%, 4/1/35	525	503,890

		$5,926,292

Security	Principal Amount (000’s omitted)	Value

Housing — 0.6%
Kentucky Housing Corp., (AMT), 5.00%, 7/1/37	$20	$19,616
Kentucky Housing Corp., (AMT), 5.30%, 1/1/38	285	285,382

		$304,998

Industrial Development Revenue — 4.2%
Cleveland, OH, (Continental Airlines), (AMT), 5.70%, 12/1/19	$550	$545,930
Owen County, (American Water Project), 6.25%, 6/1/39	500	520,475
Wickliffe, Solid Waste Disposal, (Westvaco Corp.), (AMT), 6.375%, 4/1/26	1,070	1,056,283

		$2,122,688

Insured – Bond Bank — 2.0%
Kentucky Rural Water Finance Corp., (NPFG), 4.70%, 8/1/35	$1,060	$1,035,843

		$1,035,843

Insured – Electric Utilities — 15.5%
Carroll County, Environmental Facilities, (AMBAC), (AMT), 5.75%, 2/1/26	$1,000	$1,035,780
Kentucky Municipal Power Agency, (Prairie State Project), (NPFG), 5.00%, 9/1/37	2,000	1,994,460
Kentucky Municipal Power Agency, (Prairie State Project), (NPFG), 5.25%, 9/1/27	1,000	1,068,770
Owensboro, (AMBAC), 0.00%, 1/1/20	2,000	1,618,340
Paducah Electric Plant Board, (AGC), 5.25%, 10/1/35(1)	1,200	1,235,076
Puerto Rico Electric Power Authority, (BHAC), (FGIC), (NPFG), 5.25%, 7/1/24	400	419,188
Trimble County, Environmental Facilities, (AMBAC), (AMT), 6.00%, 3/1/37	500	545,275

		$7,916,889

Insured – Escrowed / Prerefunded — 4.2%
Jefferson County, School District Finance Corp., (AGM), Prerefunded to 7/1/16, 4.50%, 7/1/23	$1,000	$1,104,580
Louisville & Jefferson County Metropolitan Sewer District, (NPFG), Prerefunded to 5/15/14, 5.00%, 5/15/38	750	783,150
Wayne County, School District Finance Corp., (NPFG), Prerefunded to 7/1/15, 4.00%, 7/1/25	255	271,363

		$2,159,093

Insured – Hospital — 6.7%
Hardin County, Hospital Revenue, (Hardin Memorial Hospital), (AGM), 5.75%, 8/1/33(2)	$750	$777,202
Kentucky Economic Development Finance Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/27	5,730	2,646,458

		$3,423,660

40	See Notes to Financial Statements.

Eaton Vance

Kentucky Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Industrial Development Revenue — 0.5%
Boone County, (Dayton Power & Light Co. (The)), (FGIC), 4.70%, 1/1/28	$250	$244,878

		$244,878

Insured – Lease Revenue / Certificates of Participation — 7.4%
Kentucky Area Development Districts Financing Trust, (XLCA), 4.70%, 6/1/35	$1,150	$1,056,712
Kentucky Property and Buildings Commission, (AGC), 5.25%, 2/1/29	500	516,745
Kentucky Property and Buildings Commission, (AGM), 5.00%, 11/1/26	500	522,950
Puerto Rico Public Buildings Authority, (AMBAC), 5.50%, 7/1/21	1,605	1,453,006
Puerto Rico Public Buildings Authority, (XLCA), 5.50%, 7/1/21	250	226,325

		$3,775,738

Insured – Transportation — 4.6%
Louisville Regional Airport Authority, (AGM), (AMT), 5.50%, 7/1/38	$1,000	$1,031,480
Puerto Rico Highway and Transportation Authority, (AMBAC), 0.00%, 7/1/18	1,795	1,316,812

		$2,348,292

Insured – Water and Sewer — 5.0%
Campbell, Kenton and Boone Counties, Sanitation District No. 1, (NPFG), 4.375%, 8/1/35	$500	$475,270
Campbell, Kenton and Boone Counties, Sanitation District No. 1, (NPFG), 5.00%, 8/1/37	1,000	999,960
Owensboro, (AGC), 5.00%, 9/15/26	500	516,460
Owensboro, (AGC), 5.00%, 9/15/27	290	305,066
Owensboro, (AGC), 5.00%, 9/15/31	225	229,329

		$2,526,085

Lease Revenue / Certificates of Participation — 11.8%
Fayette County, School District Finance Corp., 4.00%, 4/1/25	$400	$400,284
Fayette County, School District Finance Corp., 5.00%, 10/1/27	1,000	1,053,830
Jefferson County, (Capital Projects Corp.), 0.00%, 8/15/15	2,700	2,647,161
Kentucky Asset/Liability Commission, Federal Highway Trust Fund, 5.25%, 9/1/25	1,000	1,098,170
Kentucky Property and Buildings Commission, 5.50%, 11/1/28	750	832,912

		$6,032,357

Other Revenue — 0.4%
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	$7,595	$185,622

		$185,622

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 1.2%
Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$70	$71,715
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	75	76,690
Virgin Islands Public Finance Authority, 5.00%, 10/1/39	125	114,771
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	325	354,955

		$618,131

Transportation — 4.1%
Kentucky Turnpike Authority, (Revitalization Project), 5.00%, 7/1/28	$500	$529,175
Kentucky Turnpike Authority, (Revitalization Project), 5.00%, 7/1/29	1,000	1,053,080
Kentucky Turnpike Authority, (Revitalization Project), 5.00%, 7/1/32	500	519,510

		$2,101,765

Water and Sewer — 3.1%
Louisville & Jefferson County Metropolitan Sewer District, 5.00%, 5/15/27	$500	$536,205
Louisville & Jefferson County Metropolitan Sewer District, 5.00%, 5/15/34	1,000	1,030,470

		$1,566,675

Total Tax-Exempt Investments — 98.8% (identified cost $50,169,144)		$50,399,578

Other Assets, Less Liabilities — 1.2%		$637,315

Net Assets — 100.0%		$51,036,893

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Kentucky municipalities. In addition, 11.0% of the Fund’s net assets at August 31, 2013 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In

41	See Notes to Financial Statements.

Eaton Vance

Kentucky Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

order to reduce the risk associated with such economic developments, at August 31, 2013, 46.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.8% to 19.2% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(2)	When-issued security.

42	See Notes to Financial Statements.

Eaton Vance

Maryland Municipal Income Fund

August 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 103.1%

Security	Principal Amount (000’s omitted)	Value

Education — 13.3%
Maryland Health and Higher Educational Facilities Authority, (Goucher College), 5.00%, 7/1/34	$1,000	$1,000,640
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins University), 5.00%, 7/1/37	2,000	2,053,040
Maryland Health and Higher Educational Facilities Authority, (Loyola College), 4.75%, 10/1/33	1,660	1,611,810
Maryland Health and Higher Educational Facilities Authority, (Loyola College), 5.125%, 10/1/45	1,000	986,770
Maryland Health and Higher Educational Facilities Authority, (Maryland Institute College of Art), 5.00%, 6/1/36	1,500	1,393,995
Maryland Health and Higher Educational Facilities Authority, (Washington Christian Academy), 5.50%, 7/1/38(1)	400	111,908
Maryland Industrial Development Financing Authority, (Our Lady of Good Counsel High School), 6.00%, 5/1/35	1,000	1,028,010
University of Maryland, Auxiliary Facility and Tuition Revenue, 5.00%, 4/1/28	1,425	1,522,214

		$9,708,387

Escrowed / Prerefunded — 3.5%
Prince George’s County Housing Authority, Prerefunded to 7/15/17, 5.00%, 7/15/23	$2,235	$2,560,818

		$2,560,818

General Obligations — 16.7%
Anne Arundel County, Water and Sewer Construction, 4.50%, 4/1/29	$1,140	$1,166,516
Baltimore County, 4.00%, 8/1/26	1,000	1,023,420
Baltimore County, (Metropolitan District), 5.00%, 2/1/31	2,000	2,087,800
Baltimore, Series A, 5.00%, 10/15/27	750	804,713
Baltimore, Series B, 4.00%, 10/15/25	1,520	1,539,334
Maryland, 5.00%, 11/1/19	2,000	2,357,520
Montgomery County, 5.00%, 5/1/23	1,000	1,124,930
Montgomery County, 5.00%, 5/1/25	1,500	1,636,485
Prince George’s County Housing Authority, 5.00%, 9/15/29	425	458,214

		$12,198,932

Hospital — 16.1%
Baltimore County, (Catholic Health Initiatives), Prerefunded to 9/1/16, 4.50%, 9/1/33	$780	$867,462
Maryland Health and Higher Educational Facilities Authority, (Anne Arundel Health Care Services, Inc.), 5.00%, 7/1/32	1,000	1,006,720
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health Care), 5.00%, 7/1/33	1,000	1,004,900
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health Care), 5.00%, 5/15/40	2,000	1,965,120

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Maryland Health and Higher Educational Facilities Authority, (Medstar Health, Inc.), 5.00%, 8/15/38	$1,000	$951,410
Maryland Health and Higher Educational Facilities Authority, (Medstar Health, Inc.), 5.25%, 5/15/46	1,475	1,439,969
Maryland Health and Higher Educational Facilities Authority, (Mercy Medical Center), 5.00%, 7/1/31	1,000	955,040
Maryland Health and Higher Educational Facilities Authority, (Peninsula Regional Medical Center), 5.00%, 7/1/36	1,280	1,235,149
Maryland Health and Higher Educational Facilities Authority, (University of Maryland Medical System), 5.00%, 7/1/41	1,630	1,539,894
Maryland Health and Higher Educational Facilities Authority, (Washington County Hospital), 5.75%, 1/1/38	750	746,527

		$11,712,191

Housing — 6.2%
Maryland Community Development Administration, (AMT), 5.10%, 9/1/37	$1,000	$993,150
Maryland Community Development Administration, Department of Housing and Community Development, (AMT), 5.15%, 9/1/42(2)	1,170	1,149,818
Maryland Community Development Administration, MFMR, (AMT), 4.85%, 9/1/37	1,000	947,080
Maryland Community Development Administration, MFMR, (AMT), 4.85%, 9/1/47	1,500	1,436,115

		$4,526,163

Industrial Development Revenue — 2.6%
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 6.50%, 7/1/24	$825	$719,977
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 7.34%, 7/1/24	165	153,617
Maryland Economic Development Corp., (Waste Management, Inc.), (AMT), 4.60%, 4/1/16	1,000	1,042,290

		$1,915,884

Insured – Education — 1.9%
Morgan State University, Academic and Auxiliary Facilities, (NPFG), 6.10%, 7/1/20	$1,200	$1,405,104

		$1,405,104

Insured – Escrowed / Prerefunded — 6.4%
Maryland Health and Higher Educational Facilities Authority, (Helix Health Issue), (AMBAC), Escrowed to Maturity, 5.00%, 7/1/27	$3,145	$3,616,907
Maryland Transportation Authority, (AGM), Escrowed to Maturity, Prerefunded to 7/1/14, 5.00%, 7/1/28	1,000	1,040,470

		$4,657,377

43	See Notes to Financial Statements.

Eaton Vance

Maryland Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Hospital — 5.0%
Maryland Health and Higher Educational Facilities Authority, (LifeBridge Health), (AGC), 4.75%, 7/1/42	$740	$686,838
Maryland Health and Higher Educational Facilities Authority, (Medlantic/Helix Issue), (AMBAC), 5.25%, 8/15/38	3,035	2,954,664

		$3,641,502

Insured – Special Tax Revenue — 0.7%
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$550	$167,178
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/29	1,150	321,609

		$488,787

Insured – Transportation — 4.8%
Maryland Transportation Authority, (AGM), 5.00%, 7/1/36	$1,500	$1,512,000
Maryland Transportation Authority, (AGM), 5.00%, 7/1/41(2)	2,000	2,004,980

		$3,516,980

Insured – Water and Sewer — 5.4%
Baltimore, (Wastewater Projects), (NPFG), 5.00%, 7/1/22	$1,000	$1,135,980
Baltimore, (Wastewater Projects), (NPFG), 5.65%, 7/1/20	2,000	2,278,360
Baltimore, (Water Projects), (NPFG), 5.125%, 7/1/42	500	501,385

		$3,915,725

Other Revenue — 0.3%
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	$10,110	$247,088

		$247,088

Senior Living / Life Care — 1.8%
Maryland Health and Higher Educational Facilities Authority, (Charlestown Community, Inc.), 6.125%, 1/1/30	$470	$489,510
Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.40%, 1/1/37	375	350,021
Maryland Health and Higher Educational Facilities Authority, (Mercy Ridge), 4.75%, 7/1/34	500	462,850

		$1,302,381

Special Tax Revenue — 8.9%
Baltimore, (Clipper Mill), 6.25%, 9/1/33	$743	$757,377
Baltimore, (Strathdale Manor), 7.00%, 7/1/33	495	501,187
Maryland State Department of Transportation, 5.00%, 2/15/28	2,000	2,161,320
Montgomery County, Department of Liquor Control, 5.00%, 4/1/21	1,000	1,109,490

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Montgomery County, Department of Liquor Control, 5.00%, 4/1/29	$250	$258,098
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57(2)(3)	2,040	1,711,009

		$6,498,481

Transportation — 9.5%
Maryland State Department of Transportation, County Transportation, 5.00%, 2/15/23	$1,000	$1,118,050
Maryland Transportation Authority, 4.00%, 7/1/27	1,000	989,480
Maryland Transportation Authority, Baltimore-Washington International Airport, Parking Revenues, (AMT), 5.00%, 3/1/23	2,000	2,200,540
Washington Metropolitan Area Transit Authority, 5.00%, 7/1/32	2,500	2,575,025

		$6,883,095

Total Tax-Exempt Investments — 103.1% (identified cost $76,376,231)		$75,178,895

Other Assets, Less Liabilities — (3.1)%		$(2,267,866)

Net Assets — 100.0%		$72,911,029

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
MFMR	–	Multi-Family Mortgage Revenue
NPFG	–	National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by Maryland municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2013, 23.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.9% to 9.4% of total investments.

(1)	Defaulted bond.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(3)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $181,009.

44	See Notes to Financial Statements.

Eaton Vance

Missouri Municipal Income Fund

August 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 97.1%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.6%
Missouri Environmental Improvement and Energy Resources Authority, (Revolving Fund Program), Water Pollution Control, 7.20%, 7/1/16	$45	$46,483
Missouri Environmental Improvement and Energy Resources Authority, (Revolving Fund Program), Water Pollution Control and Drinking Water, 5.00%, 7/1/30	1,000	1,101,020

		$1,147,503

Education — 7.0%
Curators of the University of Missouri System Facilities Revenue, 5.00%, 11/1/33	$2,000	$2,045,680
Missouri State Health and Educational Facilities Authority, (Washington University), 5.375%, 3/15/39	1,500	1,637,460
Missouri State Health and Educational Facilities Authority, (Washington University), 5.375%, 3/15/39(1)	1,275	1,391,841

		$5,074,981

General Obligations — 13.0%
Clay County, Public School District, 5.00%, 3/1/28	$1,000	$1,085,280
Columbia School District, 5.00%, 3/1/31	1,000	1,043,830
Independence School District, (Direct Deposit Program), 5.00%, 3/1/29	1,000	1,045,110
Independence School District, (Direct Deposit Program), 5.00%, 3/1/30	1,000	1,039,920
Jackson County, Reorganized School District No. 7, 5.00%, 3/1/28	1,000	1,055,210
Joplin Schools, (Direct Deposit Program), 3.25%, 3/1/33	1,000	773,720
Kansas City, 4.75%, 2/1/25	1,000	1,053,090
Saint Louis County, Pattonville School District R-3, 4.00%, 3/1/25	200	205,048
University City School District, (Direct Deposit Program), 0.00%, 2/15/32	1,000	393,730
University City School District, (Direct Deposit Program), 0.00%, 2/15/33	1,000	371,090
Wentzville School District No. R-4, 0.00%, 3/1/28	3,000	1,375,740

		$9,441,768

Hospital — 8.8%
Cape Girardeau County Industrial Development Authority, (Southeast Missouri Hospital Association), 5.00%, 6/1/36	$1,000	$926,290
Cape Girardeau County Industrial Development Authority, (St. Francis Medical Center), 5.00%, 6/1/37	1,000	965,550
Missouri State Health and Educational Facilities Authority, (Barnes Jewish Christian Hospital), 5.25%, 5/15/14	955	986,715

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Missouri State Health and Educational Facilities Authority, (Children’s Mercy Hospital), 5.625%, 5/15/39	$1,000	$1,015,000
Missouri State Health and Educational Facilities Authority, (Heartland Regional Medical Center), 5.00%, 2/15/37	1,000	977,690
Missouri State Health and Educational Facilities Authority, (SSM Healthcare), 5.00%, 6/1/36	1,000	979,950
Saline County Industrial Development Authority, (John Fitzgibbon Memorial Hospital), 5.60%, 12/1/28	500	516,180

		$6,367,375

Housing — 2.1%
Jefferson County Industrial Development Authority, MFMR, (Riverview Bend Apartments), (AMT), 6.75%, 11/1/29	$795	$762,135
Missouri Housing Development Commission, SFMR, (GNMA), (AMT), 4.50%, 9/1/29	155	154,474
Missouri Housing Development Commission, SFMR, (GNMA), (AMT), 4.70%, 3/1/35	465	483,377
Missouri Housing Development Commission, SFMR, (GNMA), (AMT), 5.00%, 9/1/37	95	94,474

		$1,494,460

Industrial Development Revenue — 2.1%
Missouri Development Finance Authority, Solid Waste Disposal, (Procter & Gamble Paper Products), (AMT), 5.20%, 3/15/29	$1,480	$1,545,949

		$1,545,949

Insured – Education — 1.5%
Missouri State University Auxiliary Enterprise System, (XLCA), 5.00%, 4/1/25	$1,000	$1,058,520

		$1,058,520

Insured – Electric Utilities — 9.6%
Missouri Environmental Improvement and Energy Resources Authority, (Union Electric), (AMBAC), (AMT), 5.45%, 10/1/28	$2,250	$2,250,382
Missouri Joint Municipal Electric Utility Commission, (Prairie State Project), (AMBAC), (BHAC), 5.00%, 1/1/32	1,500	1,556,205
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	950	740,439
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	280	210,272
Springfield Public Utility, (BHAC), (FGIC), 4.50%, 8/1/36	2,275	2,189,847

		$6,947,145

45	See Notes to Financial Statements.

Eaton Vance

Missouri Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Escrowed / Prerefunded — 4.1%
Missouri State Health and Educational Facilities Authority, (Lester Cox Medical Center), (NPFG), Escrowed to Maturity, 0.00%, 9/1/20	$3,590	$2,969,756

		$2,969,756

Insured – General Obligations — 6.0%
Platte County Reorganized School District No. R-3, (AGM), 5.00%, 3/1/25	$1,000	$1,090,790
Saint Charles County, Francis Howell School District, (NPFG), 0.00%, 3/1/16	1,000	973,090
Saint Charles County, Francis Howell School District, (NPFG), 5.25%, 3/1/21	1,000	1,176,660
Springfield, School District No. R-12, (AGM), 5.25%, 3/1/25	1,000	1,092,070

		$4,332,610

Insured – Hospital — 7.0%
Missouri State Health and Educational Facilities Authority, (Lester Cox Medical Center), (NPFG), 0.00%, 9/1/20	$4,000	$3,086,440
Missouri State Health and Educational Facilities Authority, (St. Luke’s Health System), (AGM), 5.50%, 11/15/28	1,850	1,968,548

		$5,054,988

Insured – Industrial Development Revenue — 0.9%
Missouri Environmental Improvement and Energy Resources Authority, (Missouri-American Water Co.), (AMBAC), (AMT), 4.60%, 12/1/36	$755	$649,459

		$649,459

Insured – Lease Revenue / Certificates of Participation — 5.6%
Jackson County, Leasehold Revenue, (Truman Sports), (AMBAC), 0.00%, 12/1/20	$1,000	$761,920
Kansas City, Leasehold Revenue, (Municipal Assistance), (AMBAC), 0.00%, 4/15/26	2,270	1,238,490
Kansas City, Leasehold Revenue, (Municipal Assistance), (AMBAC), 0.00%, 4/15/30	2,105	885,068
Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	1,000	1,150,690

		$4,036,168

Insured – Special Tax Revenue — 3.9%
Bi-State Development Agency, Missouri and Illinois Metropolitan District, (Saint Clair County Metrolink), (AGM), 5.25%, 7/1/28	$2,350	$2,536,472
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	3,280	320,194

		$2,856,666

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation — 5.0%
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)	$2,060	$1,624,846
Saint Louis Airport, (Lambert International Airport), (NPFG), (AMT), 6.00%, 7/1/14	910	949,430
Saint Louis Airport, (Lambert International Airport), (NPFG), 5.50%, 7/1/30	1,000	1,024,260

		$3,598,536

Insured – Water and Sewer — 1.4%
Metropolitan Saint Louis Sewer District, (NPFG), 5.00%, 5/1/36	$1,000	$1,013,170

		$1,013,170

Other Revenue — 3.4%
Missouri Development Finance Board, Cultural Facilities, (Kauffman Center), 4.75%, 6/1/37	$2,500	$2,500,675

		$2,500,675

Senior Living / Life Care — 4.2%
Lee’s Summit Industrial Development Authority, Senior Living Facilities, (John Knox Village), 5.125%, 8/15/32	$925	$829,716
Missouri State Health and Educational Facilities Authority, (Lutheran Senior Services), 5.125%, 2/1/27	1,300	1,289,678
Saint Louis County Industrial Development Authority, Series A, (Friendship Village West County), 5.50%, 9/1/28	1,000	963,910

		$3,083,304

Special Tax Revenue — 4.5%
Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$270	$276,612
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	295	301,646
Kansas City, Tax Increment Revenue, (Maincor Project), Series A, 5.25%, 3/1/18	555	576,606
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/40	1,150	997,027
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	1,350	1,132,286

		$3,284,177

Transportation — 1.5%
Missouri Highway and Transportation Commission, 5.00%, 5/1/19	$1,000	$1,107,950

		$1,107,950

46	See Notes to Financial Statements.

Eaton Vance

Missouri Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 3.9%
Kansas City, Sanitation Sewer System Revenue, 5.25%, 1/1/34	$1,200	$1,262,532
Kansas City, Water Revenue, 5.25%, 12/1/32	1,465	1,549,252

		$2,811,784

Total Tax-Exempt Investments — 97.1% (identified cost $69,810,274)		$70,376,944

Other Assets, Less Liabilities — 2.9%		$2,073,979

Net Assets — 100.0%		$72,450,923

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
CIFG	–	CIFG Assurance North America, Inc.
FGIC	–	Financial Guaranty Insurance Company
GNMA	–	Government National Mortgage Association
MFMR	–	Multi-Family Mortgage Revenue
NPFG	–	National Public Finance Guaranty Corp.
SFMR	–	Single Family Mortgage Revenue
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Missouri municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2013, 46.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.5% to 17.7% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

47	See Notes to Financial Statements.

Eaton Vance

North Carolina Municipal Income Fund

August 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 109.8%

Security	Principal Amount (000’s omitted)	Value

Education — 11.5%
North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/40	$1,500	$1,507,215
North Carolina Capital Facilities Finance Agency, (Duke University), 5.00%, 10/1/38(1)	5,000	5,174,500
North Carolina Capital Facilities Finance Agency, (Wake Forest University), 5.00%, 1/1/38	2,400	2,465,376
North Carolina State University at Raleigh, 5.00%, 10/1/42	1,140	1,167,178
University of North Carolina at Charlotte, 5.00%, 4/1/32	1,250	1,285,087
University of North Carolina at Greensboro, 3.75%, 4/1/32	785	656,676
University of North Carolina at Greensboro, 5.00%, 4/1/31	1,020	1,053,752

		$13,309,784

Electric Utilities — 8.3%
North Carolina Capital Facilities Finance Agency, Solid Waste Disposal Revenue, (Duke Energy Carolinas), Series B, 4.625%, 11/1/40	$1,500	$1,404,120
North Carolina Eastern Municipal Power Agency, 5.00%, 1/1/26	1,500	1,579,455
North Carolina Eastern Municipal Power Agency, 6.75%, 1/1/24	2,000	2,311,920
North Carolina Municipal Power Agency, (Catawba), 3.00%, 1/1/32	1,000	752,520
North Carolina Municipal Power Agency, (Catawba), 5.00%, 1/1/30	1,230	1,268,819
North Carolina Municipal Power Agency, (Catawba), 5.00%, 1/1/31	885	894,558
Puerto Rico Electric Power Authority, 5.50%, 7/1/38	625	459,037
Puerto Rico Electric Power Authority, 6.75%, 7/1/36	1,165	1,016,428

		$9,686,857

Escrowed / Prerefunded — 3.0%
Puerto Rico Electric Power Authority, Escrowed to various sinking fund dates through 7/1/17, Series N, 0.00%, 7/1/17	$1,950	$1,716,409
Puerto Rico Electric Power Authority, Escrowed to various sinking fund dates through 7/1/17, Series O, 0.00%, 7/1/17	2,000	1,789,840

		$3,506,249

General Obligations — 2.7%
Charlotte, 5.00%, 7/1/29	$1,000	$1,000,680
North Carolina, 4.00%, 6/1/23	2,000	2,169,460

		$3,170,140

Security	Principal Amount (000’s omitted)	Value

Hospital — 21.0%
Charlotte-Mecklenburg Hospital Authority, 5.00%, 1/15/47(1)	$4,980	$4,733,988
North Carolina Medical Care Commission, (Duke University Health System), Series A, 5.00%, 6/1/42	2,295	2,233,402
North Carolina Medical Care Commission, (Mission Health System), 5.00%, 10/1/25	2,000	2,070,600
North Carolina Medical Care Commission, (Mission Health System), 5.00%, 10/1/36	825	807,271
North Carolina Medical Care Commission, (North Carolina Baptist Hospital), 5.25%, 6/1/29	3,100	3,188,412
North Carolina Medical Care Commission, (Novant Health, Inc.), Series A, 4.75%, 11/1/43	2,000	1,825,340
North Carolina Medical Care Commission, (Rex Hospital, Inc.), Series A, 5.00%, 7/1/30	900	903,816
North Carolina Medical Care Commission, (Southeastern Regional Medical Center), 5.00%, 6/1/32	1,645	1,612,511
North Carolina Medical Care Commission, (University Health System), 6.25%, 12/1/33	2,500	2,773,050
North Carolina Medical Care Commission, Health Care Facilities Revenue, (Cape Fear Valley Health System), 5.00%, 10/1/32	1,000	971,810
North Carolina Medical Care Commission, Health Care Facilities Revenue, (Duke University Health System), 5.00%, 6/1/42	1,250	1,216,450
North Carolina Medical Care Commission, Health Care Facilities Revenue, (WakeMed), 5.00%, 10/1/31	2,000	2,023,940

		$24,360,590

Housing — 3.3%
Charlotte Housing Authority, (South Oaks Crossing Apartments), (AMT), 4.60%, 8/20/26	$1,430	$1,441,039
North Carolina Housing Finance Agency, (AMT), 4.80%, 1/1/39	1,630	1,547,457
North Carolina Housing Finance Agency, (AMT), 4.90%, 7/1/37	805	781,800

		$3,770,296

Industrial Development Revenue — 0.7%
Columbus County Industrial Facilities & Pollution Control Financing Authority, 5.70%, 5/1/34	$750	$755,303

		$755,303

Insured – Education — 0.9%
University of North Carolina at Wilmington, (AGC), 5.00%, 10/1/33	$1,050	$1,057,444

		$1,057,444

48	See Notes to Financial Statements.

Eaton Vance

North Carolina Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities — 4.2%
Monroe, Combined Enterprise System Revenue, (AGC), 5.00%, 3/1/33	$1,950	$1,962,480
North Carolina Eastern Municipal Power Agency, (AGC), 6.00%, 1/1/19	1,000	1,107,130
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	1,740	1,306,688
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/35	600	445,698

		$4,821,996

Insured – General Obligations — 0.7%
Puerto Rico, (NPFG), 5.50%, 7/1/20	$840	$787,097

		$787,097

Insured – Hospital — 5.0%
Johnston Memorial Hospital, (AGM), 16.213%, 10/1/36(2)(3)(4)	$1,675	$1,836,805
North Carolina Medical Care Commission, (Novant Health Obligated Group), (BHAC), (NPFG), 5.00%, 11/1/39	2,500	2,507,075
North Carolina Medical Care Commission, (Wilson Memorial Hospital), (AMBAC), 0.00%, 11/1/15	1,500	1,433,730

		$5,777,610

Insured – Lease Revenue / Certificates of Participation — 2.2%
Franklin County, Certificates of Participation, (NPFG), 5.00%, 9/1/27	$1,500	$1,577,400
Monroe, Certificates of Participation, (AGC), 5.50%, 3/1/39	1,000	1,015,630

		$2,593,030

Insured – Special Tax Revenue — 1.9%
Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/27	$550	$440,638
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	7,775	396,136
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/43	12,000	1,357,320
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	495	48,322

		$2,242,416

Insured – Transportation — 4.9%
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 0.00%, 1/1/35	$10,000	$3,182,300
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 5.375%, 1/1/26	1,000	1,072,380
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)(5)	1,800	1,419,768

		$5,674,448

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation — 15.0%
Cabarrus County, Certificates of Participation, 5.00%, 6/1/29	$1,550	$1,617,348
Cabarrus County, Certificates of Participation, 5.25%, 6/1/28	1,400	1,510,992
Durham Capital Financing Corp., 5.00%, 6/1/32	1,700	1,772,063
Durham Capital Financing Corp., 5.00%, 6/1/38	1,000	1,028,700
Durham County, Certificates of Participation, 5.00%, 6/1/31	1,000	1,042,520
Huntersville, 4.00%, 6/1/27	255	244,588
North Carolina Turnpike Authority, (Monroe Connector System), 5.00%, 7/1/31	1,000	1,039,350
North Carolina Turnpike Authority, (Monroe Connector System), 5.00%, 7/1/36	1,750	1,789,725
North Carolina, Capital Improvement Limited Obligation Bonds, 5.00%, 5/1/27	1,000	1,101,650
North Carolina, Capital Improvement Limited Obligation Bonds, 5.00%, 5/1/30	1,000	1,047,260
North Carolina, Capital Improvement Limited Obligation Bonds, 5.25%, 5/1/31	1,000	1,052,440
Raleigh, (Downtown Improvement Projects), 5.00%, 2/1/27	2,000	2,099,780
Wake County, 5.00%, 6/1/36	1,000	1,034,610
Watauga Public Facilities Corp., 5.00%, 6/1/27	1,000	1,043,990

		$17,425,016

Other Revenue — 2.6%
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$13,560	$775,225
Durham County Industrial Facilities & Pollution Control Financing Authority, (Research Triangle Institute), 5.00%, 2/1/24	1,000	1,123,780
Durham County Industrial Facilities & Pollution Control Financing Authority, (Research Triangle Institute), 5.00%, 2/1/25	1,035	1,153,063

		$3,052,068

Senior Living / Life Care — 1.6%
North Carolina Medical Care Commission, (United Methodist), 5.50%, 10/1/32	$1,900	$1,831,429

		$1,831,429

Solid Waste — 0.9%
Mecklenburg County, Special Obligation, 5.00%, 1/1/26	$1,000	$1,070,200

		$1,070,200

Special Tax Revenue — 2.7%
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	$8,625	$378,896
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57(1)(5)	2,620	2,197,472

49	See Notes to Financial Statements.

Eaton Vance

North Carolina Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	$545	$595,233

		$3,171,601

Transportation — 5.6%
Charlotte Airport, 5.50%, 7/1/34	$535	$565,827
Charlotte Airport, (AMT), 5.00%, 7/1/36	1,500	1,427,355
Charlotte Airport, (AMT), 5.00%, 7/1/41	2,600	2,436,720
Charlotte Airport, (AMT), 5.375%, 7/1/28	1,000	1,030,750
North Carolina Ports Authority, 5.25%, 2/1/40	1,000	1,025,120

		$6,485,772

Water and Sewer — 11.1%
Cape Fear Public Utility Authority, Water and Sewer System, 5.00%, 8/1/35	$2,495	$2,514,361
Cary, Combined Enterprise System Revenue, 4.00%, 12/1/37	1,725	1,530,662
Cary, Combined Enterprise System Revenue, 5.00%, 12/1/33	2,000	2,053,680
Charlotte, Water and Sewer, 5.00%, 7/1/34	1,000	1,052,020
Charlotte, Water and Sewer, 5.00%, 7/1/38	1,800	1,872,756
Raleigh, Combined Enterprise System Revenue, 3.375%, 3/1/38	1,000	766,970
Winston-Salem, Water and Sewer System, 5.00%, 6/1/34	1,000	1,065,740
Winston-Salem, Water and Sewer System, 5.00%, 6/1/39	2,000	2,076,740

		$12,932,929

Total Tax-Exempt Investments — 109.8% (identified cost $130,674,725)		$127,482,275

Other Assets, Less Liabilities — (9.8)%		$(11,407,307)

Net Assets — 100.0%		$116,074,968

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
CIFG	–	CIFG Assurance North America, Inc.
NPFG	–	National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by North Carolina municipalities. In addition, 12.5% of the Fund’s net assets at August 31, 2013 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2013, 18.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.1% to 8.5% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Security has been issued as a leveraged residual interest bond with a variable interest rate. The stated interest rate represents the rate in effect at August 31, 2013.

(3)

Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security held by the trust that issued the residual interest bond. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $5,025,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security held by the trust that issued the residual interest bond.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At August 31, 2013, the aggregate value of these securities is $1,836,805 or 1.6% of the Fund’s net assets.

(5)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $752,241.

50	See Notes to Financial Statements.

Eaton Vance

Oregon Municipal Income Fund

August 31, 2013

Portfolio of Investments

Tax-Exempt Municipal Securities — 108.7%

Security	Principal Amount (000’s omitted)	Value

Education — 9.7%
Forest Grove, (Pacific University), 6.375%, 5/1/39	$3,000	$3,016,440
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	2,000	2,101,200
Oregon Facilities Authority, (Linfield College), 5.00%, 10/1/25	1,000	1,007,240
Oregon Facilities Authority, (Linfield College), 5.00%, 10/1/31	500	480,975
Oregon Facilities Authority, (Linfield College), 5.00%, 10/1/34	1,000	939,190
Oregon Facilities Authority, (Reed College), 4.75%, 7/1/32	250	254,513
Oregon Facilities Authority, (Reed College), 5.00%, 7/1/29	250	261,915
Oregon Facilities Authority, (Reed College), 5.125%, 7/1/41	1,630	1,680,937
Oregon Health and Science University, 5.75%, 7/1/39	2,000	2,155,420

		$11,897,830

Electric Utilities — 2.6%
Eugene, Electric Utility System, 5.00%, 8/1/25	$845	$921,202
Port of Morrow, (Portland General Electric), 5.00%, 5/1/33	1,250	1,264,687
Puerto Rico Electric Power Authority, 6.75%, 7/1/36	1,165	1,016,428

		$3,202,317

General Obligations — 34.8%
Benton and Polk Counties, Philomath School District No. 17J, 0.00%, 6/15/28	$1,500	$778,890
Benton and Polk Counties, Philomath School District No. 17J, 0.00%, 6/15/29	2,500	1,228,525
Benton and Polk Counties, Philomath School District No. 17J, 0.00%, 6/15/30	700	319,809
Benton and Polk Counties, Philomath School District No. 17J, 0.00%, 6/15/31	425	181,496
Clackamas County, School District No. 46, 0.00%, 6/15/39	10,210	2,682,575
Deschutes and Jefferson Counties, Redmond School District No. 2J, 0.00%, 6/15/25	460	285,619
Deschutes and Jefferson Counties, Redmond School District No. 2J, 0.00%, 6/15/27	3,175	1,728,216
Deschutes and Jefferson Counties, Redmond School District No. 2J, 0.00%, 6/15/31	2,325	969,037
Jackson County, School District No. 549C, 5.00%, 6/15/33(1)	8,000	8,140,800
Klamath County, School District, 5.00%, 6/15/29	1,155	1,212,392
Multnomah and Clackamas Counties, Riverdale School District No. 51JT, 0.00%, 6/15/29	1,000	489,900
Multnomah and Clackamas Counties, Riverdale School District No. 51JT, 0.00%, 6/15/30	1,215	556,008
Multnomah and Clackamas Counties, Riverdale School District No. 51JT, 0.00%, 6/15/33	1,000	377,010
Multnomah and Clackamas Counties, Riverdale School District No. 51JT, 0.00%, 6/15/34	1,365	483,947

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Multnomah County School District No. 40, 0.00%, 6/15/24	$1,640	$1,052,060
Oregon Elderly and Disabled Housing, (AMT), 5.65%, 8/1/26	3,555	3,557,986
Polk, Marion and Benton Counties, School District No. 13J, 0.00%, 6/15/31	1,575	656,444
Polk, Marion and Benton Counties, School District No. 13J, 0.00%, 6/15/32	4,000	1,555,440
Polk, Marion and Benton Counties, School District No. 13J, 0.00%, 6/15/38	3,350	931,467
Polk, Marion and Benton Counties, School District No. 13J, 0.00%, 12/15/38	2,120	574,456
Portland Housing Authority, (Pearl Court LP), (AMT), 4.50%, 1/1/22	1,325	1,342,543
Portland Housing Authority, (Pearl Court LP), (AMT), 4.625%, 1/1/27	1,280	1,289,562
Portland Housing Authority, (Yards Union Station Project), (AMT), 4.75%, 5/1/22	465	474,491
Portland Housing Authority, (Yards Union Station Project), (AMT), 4.85%, 5/1/29	2,740	2,746,220
Salem-Keizer, School District No. 24J, 0.00%, 6/15/28	3,745	1,883,735
Salem-Keizer, School District No. 24J, 0.00%, 6/15/29	1,000	469,910
Salem-Keizer, School District No. 24J, 0.00%, 6/15/30	12,660	5,588,251
Washington County, Forest Grove School District No. 15, 0.00%, 6/15/26	1,975	1,146,784

		$42,703,573

Hospital — 8.2%
Deschutes County Hospital Facilities Authority, (Cascade Healthcare Community), 8.25%, 1/1/38	$2,500	$2,923,975
Hood River County Health Facilities Authority, Elderly Housing, (Down Manor), 6.50%, 1/1/17	1,740	1,746,490
Klamath Falls Intercommunity Hospital Authority Revenue, (Sky Lakes Medical Center), 5.00%, 9/1/20	1,320	1,433,335
Klamath Falls Intercommunity Hospital Authority Revenue, (Sky Lakes Medical Center), 5.00%, 9/1/22	250	264,062
Oregon State Facilities Authority, (Legacy Health System), 5.00%, 3/15/30	3,685	3,690,012

		$10,057,874

Housing — 7.2%
Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	$735	$708,261
Oregon Housing and Community Services Department, (AMT), 4.85%, 7/1/37	1,950	1,872,663
Oregon Housing and Community Services Department, (AMT), 5.15%, 7/1/42	5,000	4,914,850
Oregon Housing and Community Services Department, (AMT), 5.40%, 7/1/27	1,040	1,073,914

51	See Notes to Financial Statements.

Eaton Vance

Oregon Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Housing (continued)
Oregon Housing and Community Services Department, SFMR, (AMT), 5.00%, 1/1/25	$300	$304,731

		$8,874,419

Insured – Education — 3.2%
Oregon Health and Science University, (NPFG), 0.00%, 7/1/21	$5,300	$3,962,969

		$3,962,969

Insured – Electric Utilities — 2.7%
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	$1,630	$1,270,439
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	2,760	2,072,677

		$3,343,116

Insured – General Obligations — 5.7%
Beaverton School District, (AGC), 5.125%, 6/1/36	$715	$752,101
Clackamas and Washington Counties, School District No. 3, (NPFG), 0.00%, 6/15/23	800	563,520
Linn County, Lebanon Community School District No. 9, (NPFG), 5.50%, 6/15/30	4,000	4,525,840
Newport, (AGC), 0.00%, 6/1/28	1,000	520,150
Newport, (AGC), 0.00%, 6/1/29	1,225	610,516

		$6,972,127

Insured – Hospital — 3.8%
Deschutes County Hospital Facilities Authority, (Cascade Healthcare Community), (AMBAC), 5.375%, 1/1/35	$1,415	$1,419,231
Medford Hospital Facilities Authority, (Asante Health System), (AGM), 5.50%, 8/15/28	3,000	3,171,030

		$4,590,261

Insured – Special Tax Revenue — 4.3%
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$560	$170,218
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/44	12,100	938,960
Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/27	1,015	813,177
Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/42	20,000	1,832,800
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	26,785	1,364,696
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	1,000	97,620

		$5,217,471

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation — 4.3%
Jackson County, Airport, (XLCA), 5.25%, 12/1/32	$315	$307,884
Jackson County, Airport, (XLCA), 5.25%, 12/1/37	1,685	1,639,792
Jackson County, Airport, (XLCA), (AMT), 5.25%, 12/1/23	1,805	1,936,458
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)(2)	1,800	1,419,768

		$5,303,902

Other Revenue — 8.7%
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$20,255	$1,157,978
Oregon State Department of Administrative Services, 5.00%, 4/1/28(1)(2)	8,740	9,490,679

		$10,648,657

Special Tax Revenue — 8.9%
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	$13,180	$578,997
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57(1)(2)	5,220	4,378,171
Tri-County Metropolitan Transportation District, 5.00%, 9/1/37	4,950	5,076,275
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	755	824,588

		$10,858,031

Transportation — 4.6%
Port of Portland, Portland International Airport, 5.00%, 7/1/29	$4,000	$4,045,960
Redmond Airport Revenue, 5.50%, 6/1/24	215	224,501
Redmond Airport Revenue, 5.75%, 6/1/27	200	206,544
Redmond Airport Revenue, 6.00%, 6/1/34	550	566,560
Redmond Airport Revenue, 6.25%, 6/1/39	600	621,450

		$5,665,015

Total Tax-Exempt Municipal Securities — 108.7% (identified cost $140,508,992)		$133,297,562

52	See Notes to Financial Statements.

Eaton Vance

Oregon Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

Taxable Municipal Securities — 3.5%

Security	Principal Amount (000’s omitted)	Value

Utilities — 3.5%
Port of Morrow, Transmission Facilities, (Bonneville Cooperation Project 1), 3.675%, 9/1/42	$5,000	$4,295,650

Total Taxable Municipal Securities — 3.5% (identified cost $5,000,000)		$4,295,650

Total Investments — 112.2% (identified cost $145,508,992)		$137,593,212

Other Assets, Less Liabilities — (12.2)%		$(14,937,621)

Net Assets — 100.0%		$122,655,591

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
CIFG	–	CIFG Assurance North America, Inc.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
SFMR	–	Single Family Mortgage Revenue
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Oregon municipalities. In addition, 14.0% of the Fund’s net assets at August 31, 2013 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2013, 21.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.0% to 9.1% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $3,918,617.

53	See Notes to Financial Statements.

Eaton Vance

South Carolina Municipal Income Fund

August 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 112.0%

Security	Principal Amount (000’s omitted)	Value

Education — 5.2%
College of Charleston, Academic and Administrative Facilities, 5.00%, 4/1/37(1)	$4,195	$4,218,492
University of South Carolina, Higher Education Facilities Revenue, 5.00%, 5/1/39	2,365	2,419,466

		$6,637,958

Electric Utilities — 7.8%
Berkeley County, Utility System Revenue, 4.00%, 6/1/28	$380	$370,595
Puerto Rico Electric Power Authority, 6.75%, 7/1/36	1,165	1,016,427
South Carolina Public Service Authority, (Santee Cooper), 5.375%, 1/1/28	4,510	4,930,287
South Carolina Public Service Authority, (Santee Cooper), 5.50%, 1/1/38	3,560	3,736,612

		$10,053,921

General Obligations — 12.4%
Charleston County, 4.00%, 11/1/29	$4,300	$4,244,315
Georgetown County, 5.00%, 3/1/31	2,510	2,629,903
Georgetown County, 5.00%, 3/1/33	2,750	2,853,208
Richland-Lexington Airport District, (AMT), 3.00%, 3/1/27	580	484,080
Richland-Lexington Airport District, (AMT), 4.00%, 3/1/22	195	200,487
Richland-Lexington Airport District, (AMT), 4.00%, 3/1/24	685	683,555
South Carolina, 3.25%, 8/1/30	1,760	1,551,070
South Carolina, (Air Carrier Hub Terminal A), 1.00%, 4/1/25	4,275	3,178,462

		$15,825,080

Hospital — 22.6%
Florence County, (McLeod Regional Medical Center), 5.00%, 11/1/37	$1,900	$1,855,578
Greenwood County, 5.375%, 10/1/39	3,835	3,884,395
Greenwood County, (Self Regional Healthcare), 4.00%, 10/1/21	1,050	1,078,655
Lexington County, Health Services District, Inc., 5.00%, 11/1/27	3,615	3,734,006
Lexington County, Health Services District, Inc., 5.00%, 11/1/32	1,055	1,035,788
South Carolina Jobs Economic Development Authority, (Bon Secours Health System, Inc.), 5.00%, 11/1/28	2,500	2,448,650
South Carolina Jobs Economic Development Authority, (Bon Secours Health System, Inc.), 5.00%, 11/1/29	450	437,094
South Carolina Jobs Economic Development Authority, (Conway Hospital, Inc.), 5.00%, 7/1/37	2,310	2,212,148
South Carolina Jobs Economic Development Authority, (Georgetown Hospital), 3.50%, 2/1/24	1,640	1,524,150

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
South Carolina Jobs Economic Development Authority, (Georgetown Hospital), 3.50%, 2/1/25	$2,110	$1,907,883
South Carolina Jobs Economic Development Authority, (Georgetown Hospital), 3.625%, 2/1/26	2,090	1,870,634
South Carolina Jobs Economic Development Authority, (Kershaw County Medical Center), 6.00%, 9/15/38	3,380	3,455,678
South Carolina Jobs Economic Development Authority, (Palmetto Health), 5.75%, 8/1/39	3,420	3,492,812

		$28,937,471

Industrial Development Revenue — 2.2%
Richland County, (International Paper Co.), (AMT), 5.95%, 9/1/31	$1,500	$1,454,760
Richland County, (International Paper Co.), (AMT), 6.10%, 4/1/23	1,400	1,370,838

		$2,825,598

Insured – Electric Utilities — 9.6%
Piedmont Municipal Power Agency, (AGC), (AMBAC), 0.00%, 1/1/32	$9,410	$3,777,550
Piedmont Municipal Power Agency, (AMBAC), 0.00%, 1/1/29	5,000	2,330,500
Piedmont Municipal Power Agency, (NPFG), 0.00%, 1/1/23	2,090	1,416,497
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	1,680	1,309,409
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/32	1,350	1,028,200
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	2,375	1,783,554
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/35	950	705,689

		$12,351,399

Insured – General Obligations — 0.2%
Berkeley County, (AGM), 2.00%, 9/1/25	$240	$201,929

		$201,929

Insured – Lease Revenue / Certificates of Participation — 3.3%
Scago Educational Facilities Corp., Pickens School District, (AGM), 4.50%, 12/1/28	$3,210	$3,209,807
St. Peters Parish-Jasper County Public Facilities Corp., (County Office Buildings), (AGM), 5.00%, 4/1/31	1,000	994,170

		$4,203,977

Insured – Special Tax Revenue — 0.2%
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	$3,060	$155,907
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	1,000	97,620

		$253,527

54	See Notes to Financial Statements.

Eaton Vance

South Carolina Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation — 2.6%
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(2)(3)	$2,700	$2,129,652
Richland-Lexington Airport District, (Columbia Metropolitan Airport), (AGC), (AMT), 5.00%, 1/1/21	1,095	1,170,621

		$3,300,273

Insured – Utilities — 2.6%
Greer, Combined Utility System, (AMBAC), 5.50%, 9/1/27	$1,000	$1,129,570
Greer, Combined Utility System, (AMBAC), 5.50%, 9/1/32	2,000	2,214,300

		$3,343,870

Insured – Water and Sewer — 4.8%
Greenwood, Metropolitan District Sewer System, (AGM), 15.391%, 10/1/30(4)(5)(6)	$1,875	$2,102,925
Lexington, Waterworks and Sewer Revenue, (AGC), 5.00%, 1/15/35	2,025	2,077,083
Sumter, Waterworks and Sewer System, (XLCA), 4.50%, 12/1/32	2,105	2,038,945

		$6,218,953

Lease Revenue / Certificates of Participation — 13.9%
Berkeley County, School District, 5.125%, 12/1/30	$2,350	$2,432,508
Charleston Educational Excellence Financing Corp., (Charleston County School District), 5.00%, 12/1/30(2)(3)	5,875	6,108,825
Greenville County, School District, 5.00%, 12/1/24(2)	3,000	3,285,240
Laurens County, School District, 5.25%, 12/1/30	4,645	4,662,698
Newberry County, School District, 5.25%, 12/1/25	1,320	1,359,626

		$17,848,897

Other Revenue — 1.0%
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$21,465	$1,227,154

		$1,227,154

Special Tax Revenue — 4.9%
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	$24,080	$1,057,834
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57(2)(3)	5,220	4,378,171
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	810	884,658

		$6,320,663

Security	Principal Amount (000’s omitted)	Value

Student Loan — 1.7%
South Carolina Education Assistance Authority, 5.10%, 10/1/29	$2,100	$2,130,597

		$2,130,597

Transportation — 6.0%
Charleston County Airport District, (AMT), 5.50%, 7/1/38(7)	$4,000	$3,962,240
South Carolina Ports Authority, 5.25%, 7/1/40	3,725	3,786,723

		$7,748,963

Water and Sewer — 11.0%
Charleston, Waterworks and Sewer Revenue, 5.00%, 1/1/30	$1,000	$1,061,020
Charleston, Waterworks and Sewer Revenue, 5.00%, 1/1/35	3,000	3,132,690
Columbia, Waterworks and Sewer Revenue, 5.00%, 2/1/40(2)(3)	7,500	7,712,700
North Charleston Sewer District, 2.00%, 1/1/29	1,000	729,740
North Charleston Sewer District, 2.00%, 1/1/30	1,000	707,160
North Charleston Sewer District, 2.00%, 1/1/31	1,000	688,080

		$14,031,390

Total Tax-Exempt Investments — 112.0% (identified cost $147,919,856)		$143,461,620

Other Assets, Less Liabilities — (12.0)%		$(15,393,555)

Net Assets — 100.0%		$128,068,065

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
CIFG	–	CIFG Assurance North America, Inc.
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by South Carolina municipalities. In addition, 11.6% of the Fund’s net assets at August 31, 2013 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2013, 20.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies.

55	See Notes to Financial Statements.

Eaton Vance

South Carolina Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.4% to 6.7% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(3)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $4,739,348.

(4)

Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security held by the trust that issued the residual interest bond. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $5,625,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security held by the trust that issued the residual interest bond.

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At August 31, 2013, the aggregate value of these securities is $2,102,925 or 1.6% of the Fund’s net assets.

(6)	Security has been issued as a leveraged residual interest bond with a variable interest rate. The stated interest rate represents the rate in effect at August 31, 2013.

(7)	When-issued security.

56	See Notes to Financial Statements.

Eaton Vance

Tennessee Municipal Income Fund

August 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 98.8%

Security	Principal Amount (000’s omitted)	Value

Education — 10.1%
Metropolitan Government of Nashville and Davidson County, (Vanderbilt University), Series A, 5.00%, 10/1/39	$1,425	$1,467,864
Metropolitan Government of Nashville and Davidson County, (Vanderbilt University), Series B, 5.00%, 10/1/39	1,000	1,030,080
Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, (Belmont University), 5.00%, 11/1/28	350	348,502
Tennessee School Bond Authority, 5.00%, 5/1/39	1,500	1,542,360

		$4,388,806

Electric Utilities — 5.9%
Chattanooga, Electric Revenue, 5.00%, 9/1/33	$1,500	$1,526,595
Clarksville, Electric Revenue, 5.00%, 9/1/34	500	511,860
Metropolitan Government of Nashville and Davidson County, Series A, 5.00%, 5/15/36	500	516,430

		$2,554,885

General Obligations — 11.0%
Johnson City, 5.00%, 6/1/31	$350	$364,882
Metropolitan Government of Nashville and Davidson County, Series A, 5.00%, 1/1/33	750	780,607
Shelby County, 5.00%, 3/1/26	1,000	1,096,540
Tennessee, 4.00%, 8/1/25	500	519,135
Tennessee, 5.00%, 5/1/29	1,000	1,115,110
Williamson County, 3.25%, 4/1/17	850	915,110

		$4,791,384

Hospital — 15.3%
Chattanooga, Health, Educational and Housing Facilities Board, (Catholic Health Initiatives), 6.25%, 10/1/33	$500	$559,890
Johnson City, Health and Educational Facilities Board, 5.50%, 7/1/36	1,000	1,012,340
Knox County, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/39	5,000	1,101,700
Knox County, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/42	3,025	550,066
Rutherford County, Health and Educational Facilities Board, (Ascension Health Care Group), 5.00%, 11/15/40	1,070	1,038,949
Shelby County, Health, Educational and Housing Facilities Board, (Methodist Le Bonheur Health), 4.00%, 5/1/29	500	450,895
Shelby County, Health, Educational and Housing Facilities Board, (Methodist Le Bonheur Health), 5.00%, 5/1/42	1,000	987,180

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Sullivan County, Health, Educational and Facilities Board, (Wellmont Health System), 5.25%, 9/1/36	$1,000	$960,660

		$6,661,680

Housing — 3.9%
Tennessee Housing Development Agency, (AMT), 4.85%, 1/1/32	$360	$354,647
Tennessee Housing Development Agency, (AMT), 5.00%, 7/1/32	995	998,263
Tennessee Housing Development Agency, (AMT), 5.10%, 7/1/38	360	359,471

		$1,712,381

Industrial Development Revenue — 1.5%
Hardeman County, (Correctional Facilities Corp.), 7.75%, 8/1/17	$215	$211,368
Metropolitan Nashville Airport Authority, (Aero Nashville Project), 5.20%, 7/1/26	460	459,623

		$670,991

Insured – Education — 3.0%
Metropolitan Government of Nashville and Davidson County, (Meharry Medical College), (AMBAC), 6.00%, 12/1/19	$1,230	$1,294,563

		$1,294,563

Insured – Electric Utilities — 7.0%
Lawrenceburg, Electric Revenue, (NPFG), 6.625%, 7/1/18	$760	$858,032
Lawrenceburg, Public Building Authority, (Electric System-Public Works), (AMBAC), 5.00%, 7/1/26	600	632,028
Metropolitan Government of Nashville and Davidson County, (NPFG), 0.00%, 5/15/17	1,000	952,610
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	375	292,279
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	280	210,272
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/35	165	122,567

		$3,067,788

Insured – Escrowed / Prerefunded — 9.9%
Johnson City, Health and Educational Facilities Board, (Johnson City Medical Center), (NPFG), Prerefunded to 7/1/23, 5.125%, 7/1/25	$200	$200,744
Knox County, First Utility District, (NPFG), Escrowed to 12/1/16, 5.00%, 12/1/25	875	992,040
Metropolitan Government of Nashville and Davidson County, (AMBAC), Prerefunded to 5/15/14, 5.00%, 5/15/29	1,000	1,033,850
West Wilson Utility District Waterworks, (NPFG), Prerefunded to 6/1/14, 5.00%, 6/1/34	2,000	2,072,720

		$4,299,354

57	See Notes to Financial Statements.

Eaton Vance

Tennessee Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations — 7.9%
Blount County, Public Building Authority, (AGM), 5.00%, 6/1/32	$500	$506,075
Franklin, Special School District, (AGM), 0.00%, 6/1/19	1,425	1,256,964
Franklin, Special School District, (AGM), 0.00%, 6/1/20	2,000	1,684,160

		$3,447,199

Insured – Lease Revenue / Certificates of Participation — 1.3%
Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	$500	$575,345

		$575,345

Insured – Special Tax Revenue — 1.6%
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/44	$4,450	$345,320
Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/33	1,750	347,743

		$693,063

Insured – Transportation — 1.0%
Puerto Rico Highway and Transportation Authority, (NPFG), 5.25%, 7/1/32	$590	$442,223

		$442,223

Insured – Water and Sewer — 8.6%
Clarksville, Water, Sewer and Gas, (AGM), 5.25%, 2/1/18	$1,000	$1,153,560
Harpeth Valley Utilities District, Davidson and Williamson Counties, (NPFG), 5.00%, 9/1/35	1,000	1,005,040
Memphis, Sanitary Sewer System, (AGM), 4.75%, 7/1/24	1,000	1,070,230
South Blount County, Utility District, Water Revenue, (AGM), 5.00%, 12/1/33	500	513,185

		$3,742,015

Special Tax Revenue — 1.8%
Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$135	$138,306
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	145	148,267
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	170	142,584
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	325	354,955

		$784,112

Transportation — 4.3%
Memphis-Shelby County, Airport Authority, (AMT), 5.00%, 7/1/25	$500	$507,095
Memphis-Shelby County, Airport Authority, (AMT), 5.75%, 7/1/24	1,250	1,350,162

		$1,857,257

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 4.7%
Metropolitan Government of Nashville and Davidson County, Water & Sewer Revenue, 5.00%, 7/1/40	$750	$765,143
Rutherford County, Consolidated Utility District, Waterworks Revenue, 4.00%, 2/1/27	1,250	1,263,512

		$2,028,655

Total Tax-Exempt Investments — 98.8% (identified cost $43,569,907)		$43,011,701

Other Assets, Less Liabilities — 1.2%		$506,369

Net Assets — 100.0%		$43,518,070

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by Tennessee municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2013, 40.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.8% to 16.6% of total investments.

58	See Notes to Financial Statements.

Eaton Vance

Virginia Municipal Income Fund

August 31, 2013

Portfolio of Investments

Tax-Exempt Investments — 102.6%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.1%
Virginia Resources Authority, Clean Water Revenue, 5.00%, 10/1/31	$1,000	$1,063,060

		$1,063,060

Education — 11.0%
Alexandria Industrial Development Authority, (Episcopal High School), 5.00%, 1/1/40	$1,700	$1,740,664
Lynchburg Economic Development Authority, (Lynchburg College), 5.00%, 9/1/43	1,000	871,590
University of Virginia, 5.00%, 6/1/40	3,100	3,201,463
Virginia College Building Authority, 5.00%, 9/1/33	4,000	4,071,320
Virginia College Building Authority, 5.00%, 9/1/38	275	276,449

		$10,161,486

Electric Utilities — 3.4%
Chesterfield County Economic Development Authority, (Virginia Electric Power Co.), (AMT), 5.60%, 11/1/31	$1,500	$1,528,470
Puerto Rico Electric Power Authority, 5.25%, 7/1/27	2,015	1,573,090

		$3,101,560

Escrowed / Prerefunded — 3.0%
Prince William County Industrial Development Authority, (Catholic Diocese Arlington), Prerefunded to 10/1/13, 5.50%, 10/1/33(1)	$1,250	$1,268,175
Prince William County Industrial Development Authority, (Potomac Hospital Corp.), Prerefunded to 10/1/13, 5.20%, 10/1/30	465	476,230
Prince William County Industrial Development Authority, (Potomac Hospital Corp.), Prerefunded to 10/1/13, 5.35%, 10/1/36	1,000	1,024,280

		$2,768,685

General Obligations — 10.1%
Loudoun County, 5.00%, 7/1/27	$2,820	$3,099,969
Portsmouth, 4.75%, 7/15/25	500	527,395
Portsmouth, 5.25%, 7/15/25	675	755,494
Virginia, 4.00%, 6/1/26	1,000	1,028,400
Virginia, 5.00%, 6/1/31	2,000	2,140,320
Virginia Beach, 4.00%, 4/1/29	1,725	1,703,265

		$9,254,843

Security	Principal Amount (000’s omitted)	Value

Hospital — 19.2%
Fairfax County Industrial Development Authority, (Inova Health System Hospitals), 5.00%, 8/15/23(2)(3)	$5,000	$5,599,947
Fairfax County Industrial Development Authority, (Inova Health System Hospitals), 5.50%, 5/15/35	3,000	3,143,190
Fauquier County Industrial Development Authority, (Fauquier Hospital), 5.25%, 10/1/37	700	684,523
Henrico County Economic Development Authority, (Bon Secours Health System, Inc.), 5.00%, 11/1/30	645	635,099
Smyth County Industrial Development Authority, (Mountain States Health Alliance), 5.50%, 7/1/28	1,100	1,121,868
Virginia Small Business Financing Authority, (Sentara Healthcare), 5.00%, 11/1/40	1,950	1,915,739
Virginia Small Business Financing Authority, (Wellmont Health), 5.25%, 9/1/27	1,500	1,505,985
Virginia Small Business Financing Authority, (Wellmont Health), 5.25%, 9/1/37	1,605	1,532,342
Winchester Industrial Development Authority, (Valley Health System), 5.25%, 1/1/37	1,500	1,485,945

		$17,624,638

Housing — 5.1%
Fairfax County Redevelopment and Housing Authority, (Cedar Ridge), (AMT), 4.85%, 10/1/48	$3,480	$3,150,618
Virginia Housing Development Authority, Series A1, (AMT), 5.10%, 10/1/35	1,500	1,509,240

		$4,659,858

Insured – Education — 4.9%
Virginia College Building Authority, (Washington and Lee University), (NPFG), 5.25%, 1/1/31	$4,155	$4,539,171

		$4,539,171

Insured – Electric Utilities — 1.1%
Puerto Rico Electric Power Authority, (XLCA), 5.375%, 7/1/18	$1,000	$975,260

		$975,260

Insured – Escrowed / Prerefunded — 1.0%
Metropolitan Washington, DC, Airport Authority System, (NPFG), (AMT), Prerefunded to 10/1/13, 5.00%, 10/1/33	$950	$953,696

		$953,696

Insured – Hospital — 6.5%
Harrisonburg Industrial Development Authority, (Rockingham Memorial Hospital), (AMBAC), 5.00%, 8/15/46	$325	$325,081

59	See Notes to Financial Statements.

Eaton Vance

Virginia Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Hospital (continued)
Henrico County Industrial Development Authority, (Bon Secours Health System, Inc.), (NPFG), 6.25%, 8/15/20	$1,500	$1,692,420
Virginia Beach, (Virginia Beach Memorial Hospital), (AMBAC), 5.125%, 2/15/18	3,655	4,012,350

		$6,029,851

Insured – Other Revenue — 1.1%
Norfolk Airport Authority, (AGM), 5.00%, 7/1/26	$1,000	$1,041,380

		$1,041,380

Insured – Special Tax Revenue — 0.3%
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$1,020	$310,039

		$310,039

Insured – Transportation — 15.0%
Chesapeake Bay Bridge and Tunnel Commission, (General Resolution), (NPFG), 5.50%, 7/1/25	$5,000	$5,364,450
Puerto Rico Highway and Transportation Authority, (AMBAC), 5.50%, 7/1/29	1,600	1,268,464
Richmond Metropolitan Authority, (NPFG), 5.25%, 7/15/22	3,800	4,217,088
Virginia Commonwealth Transportation Board, (NPFG), 0.00%, 4/1/26	200	127,252
Virginia Port Authority, (AGM), (FGIC), (AMT), 5.00%, 7/1/36	2,825	2,786,947

		$13,764,201

Lease Revenue / Certificates of Participation — 1.7%
Washington County Industrial Development Authority, (Davenport & Co., LLC), 5.25%, 8/1/30	$1,500	$1,558,965

		$1,558,965

Other Revenue — 1.5%
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	$14,980	$366,111
Fairfax County Economic Development Authority, (Silver Line Phase I), 5.00%, 4/1/37	1,000	1,005,530

		$1,371,641

Senior Living / Life Care — 3.1%
Albemarle County Economic Development Authority, (Westminster-Canterbury of the Blue Ridge), 5.00%, 1/1/42	$100	$83,604
Fairfax County Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/42	1,085	1,043,727

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Harrisonburg Industrial Development Authority, (Sunnyside Presbyterian Home), 6.25%, 12/1/33(4)	$750	$734,325
Virginia Beach Development Authority, (Westminster-Canterbury of Hampton Roads, Inc.), 5.375%, 11/1/32	1,000	957,820

		$2,819,476

Special Tax Revenue — 0.7%
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/38	$3,750	$614,738

		$614,738

Transportation — 3.1%
Metropolitan Washington, DC, Airport Authority System, (AMT), 5.375%, 10/1/29	$1,000	$1,025,610
Route 460 Funding Corp. of Virginia, 0.00%, 7/1/33	1,000	284,690
Washington Metropolitan Area Transit Authority, 5.00%, 7/1/32	1,500	1,545,015

		$2,855,315

Water and Sewer — 9.7%
Hopewell Sewer System Revenue, 5.00%, 7/15/33	$1,000	$1,025,460
Fairfax County Water Authority, 5.25%, 4/1/27	2,795	3,268,976
Upper Occoquan Sewer Authority, 4.50%, 7/1/38	475	476,302
Virginia Resources Authority, (Tuckahoe Creek Service District), 0.00%, 11/1/30	500	210,005
Virginia Resources Authority, (Tuckahoe Creek Service District), 0.00%, 11/1/31	1,300	514,566
Virginia Resources Authority, (Tuckahoe Creek Service District), 0.00%, 11/1/32	1,500	560,340
Virginia Resources Authority, Infrastructure Revenue, 5.25%, 11/1/33	2,710	2,852,139

		$8,907,788

Total Tax-Exempt Investments — 102.6% (identified cost $92,397,050)		$94,375,651

Other Assets, Less Liabilities — (2.6)%		$(2,390,681)

Net Assets — 100.0%		$91,984,970

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

60	See Notes to Financial Statements.

Eaton Vance

Virginia Municipal Income Fund

August 31, 2013

Portfolio of Investments — continued

AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2013, 29.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.0% to 17.9% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(3)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $2,269,948.

(4)	When-issued security.

61	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Statements of Assets and Liabilities

	August 31, 2013
Assets	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund
Investments —
Identified cost	$43,092,589	$60,489,212	$62,906,018	$50,169,144
Unrealized appreciation (depreciation)	50,762	(2,081,575)	(435,477)	230,434
Investments, at value	$43,143,351	$58,407,637	$62,470,541	$50,399,578
Cash	$466,998	$88,514	$—	$820,651
Restricted cash*	18,000	226,000	316,000	195,500
Interest receivable	552,493	738,861	730,247	511,090
Receivable for investments sold	—	248,310	1,626,213	35,335
Receivable for Fund shares sold	9,912	12,226	13,891	6,784
Total assets	$44,190,754	$59,721,548	$65,156,892	$51,968,938
Liabilities
Payable for floating rate notes issued	$405,000	$—	$3,375,000	$—
Payable for when-issued securities	—	—	1,043,880	775,627
Payable for variation margin on open financial futures contracts	1,094	16,406	22,969	14,219
Payable for Fund shares redeemed	140,079	242,397	174,725	50,011
Distributions payable	36,118	14,806	49,975	17,881
Due to custodian	—	—	40,296	—
Payable to affiliates:
Investment adviser fee	9,973	15,177	15,528	11,939
Distribution and service fees	8,860	15,020	13,548	10,043
Interest expense and fees payable	243	—	1,548	—
Accrued expenses	54,417	52,753	54,340	52,325
Total liabilities	$655,784	$356,559	$4,791,809	$932,045
Net Assets	$43,534,970	$59,364,989	$60,365,083	$51,036,893
Sources of Net Assets
Paid-in capital	$46,758,203	$67,557,797	$70,605,365	$52,688,067
Accumulated net realized loss	(3,237,204)	(6,086,329)	(9,740,693)	(1,880,634)
Accumulated undistributed (distributions in excess of) net investment income	(36,118)	(14,806)	(49,975)	7,778
Net unrealized appreciation (depreciation)	50,089	(2,091,673)	(449,614)	221,682
Net Assets	$43,534,970	$59,364,989	$60,365,083	$51,036,893
Class A Shares
Net Assets	$36,117,339	$49,852,276	$45,169,089	$38,998,590
Shares Outstanding	4,013,520	5,879,713	5,626,219	4,635,785
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.00	$8.48	$8.03	$8.41
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.45	$8.90	$8.43	$8.83
Class B Shares
Net Assets	$606,197	$1,512,166	$1,161,566	$324,938
Shares Outstanding	61,239	166,023	135,405	35,778
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$9.90	$9.11	$8.58	$9.08
Class C Shares
Net Assets	$2,409,895	$6,052,424	$5,682,903	$3,692,976
Shares Outstanding	243,275	664,615	661,959	406,338
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$9.91	$9.11	$8.58	$9.09
Class I Shares
Net Assets	$4,401,539	$1,948,123	$8,351,525	$8,020,389
Shares Outstanding	489,059	229,937	1,037,413	953,418
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.00	$8.47	$8.05	$8.41

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

62	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Statements of Assets and Liabilities — continued

	August 31, 2013
Assets	Maryland Fund	Missouri Fund	North Carolina Fund	Oregon Fund
Investments —
Identified cost	$76,376,231	$69,810,274	$130,674,725	$145,508,992
Unrealized appreciation (depreciation)	(1,197,336)	566,670	(3,192,450)	(7,915,780)
Investments, at value	$75,178,895	$70,376,944	$127,482,275	$137,593,212
Cash	$836,879	$2,446,065	$—	$1,946,423
Restricted cash*	114,000	90,000	—	—
Interest receivable	872,276	849,811	1,601,555	1,349,799
Receivable for investments sold	—	50,000	322,572	—
Receivable for Fund shares sold	20,657	8,862	49,030	127,410
Receivable for variation margin on open financial futures contracts	—	1,688	—	—
Total assets	$77,022,707	$73,823,370	$129,455,432	$141,016,844
Liabilities
Payable for floating rate notes issued	$3,810,000	$850,000	$9,935,000	$17,370,000
Demand note payable	—	—	2,400,000	—
Payable for variation margin on open financial futures contracts	8,313	—	—	—
Payable for Fund shares redeemed	123,365	397,005	770,722	735,573
Distributions payable	57,937	26,088	93,674	77,924
Due to custodian	—	—	20,231	—
Payable to affiliates:
Investment adviser fee	20,186	20,283	39,026	44,400
Distribution and service fees	23,756	16,804	31,885	33,112
Interest expense and fees payable	3,014	2,738	16,551	29,955
Accrued expenses	65,107	59,529	73,375	70,289
Total liabilities	$4,111,678	$1,372,447	$13,380,464	$18,361,253
Net Assets	$72,911,029	$72,450,923	$116,074,968	$122,655,591
Sources of Net Assets
Paid-in capital	$83,434,351	$80,871,447	$128,426,345	$147,356,100
Accumulated net realized loss	(9,292,846)	(9,062,405)	(9,349,737)	(16,985,345)
Accumulated undistributed (distributions in excess of) net investment income	(28,024)	91,424	190,810	200,616
Net unrealized appreciation (depreciation)	(1,202,452)	550,457	(3,192,450)	(7,915,780)
Net Assets	$72,911,029	$72,450,923	$116,074,968	$122,655,591
Class A Shares
Net Assets	$50,084,726	$61,391,224	$78,864,372	$89,102,482
Shares Outstanding	5,811,648	6,919,051	9,457,622	11,036,913
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.62	$8.87	$8.34	$8.07
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.05	$9.31	$8.76	$8.47
Class B Shares
Net Assets	$1,738,486	$1,245,058	$1,103,198	$3,186,302
Shares Outstanding	184,985	126,968	123,017	360,829
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$9.40	$9.81	$8.97	$8.83
Class C Shares
Net Assets	$16,492,851	$6,061,405	$20,149,893	$17,275,048
Shares Outstanding	1,754,369	618,704	2,246,372	1,954,152
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$9.40	$9.80	$8.97	$8.84
Class I Shares
Net Assets	$4,594,966	$3,753,236	$15,957,505	$13,091,759
Shares Outstanding	532,038	422,381	1,908,491	1,623,112
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.64	$8.89	$8.36	$8.07

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

63	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Statements of Assets and Liabilities — continued

	August 31, 2013
Assets	South Carolina Fund	Tennessee Fund	Virginia Fund
Investments —
Identified cost	$147,919,856	$43,569,907	$92,397,050
Unrealized appreciation (depreciation)	(4,458,236)	(558,206)	1,978,601
Investments, at value	$143,461,620	$43,011,701	$94,375,651
Cash	$926,696	$22,068	$173,414
Restricted cash*	—	180,000	600,000
Interest receivable	1,679,651	505,821	1,135,057
Receivable for investments sold	4,743,635	—	—
Receivable for Fund shares sold	25,366	79,360	212,209
Total assets	$150,836,968	$43,798,950	$96,496,331
Liabilities
Payable for floating rate notes issued	$17,590,000	$—	$3,330,000
Payable for when-issued securities	3,925,320	—	733,095
Payable for variation margin on open financial futures contracts	—	13,125	43,750
Payable for Fund shares redeemed	964,267	177,565	209,438
Distributions payable	123,377	16,286	83,191
Payable to affiliates:
Investment adviser fee	44,897	9,313	27,724
Distribution and service fees	37,762	13,818	19,359
Interest expense and fees payable	13,937	—	894
Accrued expenses	69,343	50,773	63,910
Total liabilities	$22,768,903	$280,880	$4,511,361
Net Assets	$128,068,065	$43,518,070	$91,984,970
Sources of Net Assets
Paid-in capital	$152,958,574	$50,746,495	$109,440,739
Accumulated net realized loss	(20,545,693)	(6,645,854)	(19,538,614)
Accumulated undistributed (distributions in excess of) net investment income	113,420	(16,286)	131,172
Net unrealized appreciation (depreciation)	(4,458,236)	(566,285)	1,951,673
Net Assets	$128,068,065	$43,518,070	$91,984,970
Class A Shares
Net Assets	$76,573,489	$33,333,515	$65,762,303
Shares Outstanding	9,005,825	4,043,483	8,445,732
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.50	$8.24	$7.79
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.92	$8.65	$8.18
Class B Shares
Net Assets	$2,797,173	$754,773	$1,625,521
Shares Outstanding	310,216	84,046	188,605
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$9.02	$8.98	$8.62
Class C Shares
Net Assets	$25,971,005	$8,751,122	$8,058,515
Shares Outstanding	2,879,231	975,077	934,458
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$9.02	$8.97	$8.62
Class I Shares
Net Assets	$22,726,398	$678,660	$16,538,631
Shares Outstanding	2,670,472	82,379	2,118,731
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.51	$8.24	$7.81

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

64	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Statements of Operations

	Year Ended August 31, 2013
Investment Income	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund
Interest	$2,430,125	$2,941,366	$3,159,648	$2,505,467
Total investment income	$2,430,125	$2,941,366	$3,159,648	$2,505,467

Expenses
Investment adviser fee	$154,847	$203,652	$220,794	$155,237
Distribution and service fees
Class A	82,040	112,138	100,564	86,245
Class B	9,305	17,894	15,739	4,965
Class C	28,570	67,665	67,130	39,510
Trustees’ fees and expenses	2,532	3,103	3,247	2,667
Custodian fee	40,346	44,564	46,212	39,613
Transfer and dividend disbursing agent fees	19,463	23,512	24,684	21,477
Legal and accounting services	46,059	40,823	43,498	42,106
Printing and postage	7,411	7,786	8,720	8,142
Registration fees	3,691	7,179	3,942	5,075
Interest expense and fees	13,571	2,710	29,213	—
Miscellaneous	17,213	19,943	17,953	17,163
Total expenses	$425,048	$550,969	$581,696	$422,200
Deduct —
Reduction of custodian fee	$853	$920	$1,246	$647
Total expense reductions	$853	$920	$1,246	$647

Net expenses	$424,195	$550,049	$580,450	$421,553

Net investment income	$2,005,930	$2,391,317	$2,579,198	$2,083,914

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(651,354)	$(187,343)	$(522,765)	$(198,779)
Financial futures contracts	72,202	955,752	1,402,362	828,318
Net realized gain (loss)	$(579,152)	$768,409	$879,597	$629,539
Change in unrealized appreciation (depreciation) —
Investments	$(5,174,582)	$(6,647,807)	$(7,755,550)	$(4,223,320)
Financial futures contracts	4,325	114,844	177,441	99,531
Net change in unrealized appreciation (depreciation)	$(5,170,257)	$(6,532,963)	$(7,578,109)	$(4,123,789)

Net realized and unrealized loss	$(5,749,409)	$(5,764,554)	$(6,698,512)	$(3,494,250)

Net decrease in net assets from operations	$(3,743,479)	$(3,373,237)	$(4,119,314)	$(1,410,336)

65	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Statements of Operations — continued

	Year Ended August 31, 2013
Investment Income	Maryland Fund	Missouri Fund	North Carolina Fund	Oregon Fund
Interest	$3,688,447	$3,842,900	$6,626,551	$8,260,823
Total investment income	$3,688,447	$3,842,900	$6,626,551	$8,260,823

Expenses
Investment adviser fee	$274,350	$294,849	$520,874	$663,880
Distribution and service fees
Class A	118,273	153,779	184,770	224,068
Class B	19,411	15,882	16,899	45,178
Class C	168,465	64,727	229,852	223,192
Trustees’ fees and expenses	3,755	3,940	5,839	6,974
Custodian fee	51,214	53,832	74,195	88,713
Transfer and dividend disbursing agent fees	33,788	31,823	49,766	52,627
Legal and accounting services	60,482	44,422	54,236	47,083
Printing and postage	9,834	10,219	13,414	13,345
Registration fees	6,121	3,437	1,156	986
Interest expense and fees	26,252	17,587	78,245	132,789
Miscellaneous	17,679	19,535	25,358	33,998
Total expenses	$789,624	$714,032	$1,254,604	$1,532,833
Deduct —
Reduction of custodian fee	$1,695	$1,147	$1,308	$458
Total expense reductions	$1,695	$1,147	$1,308	$458

Net expenses	$787,929	$712,885	$1,253,296	$1,532,375

Net investment income	$2,900,518	$3,130,015	$5,373,255	$6,728,448

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(532,819)	$(657,728)	$83,572	$536,966
Financial futures contracts	484,333	311,872	848,818	681,442
Net realized gain (loss)	$(48,486)	$(345,856)	$932,390	$1,218,408
Change in unrealized appreciation (depreciation) —
Investments	$(7,171,002)	$(8,277,927)	$(18,549,309)	$(27,716,588)
Financial futures contracts	58,188	37,547	333,178	499,768
Net change in unrealized appreciation (depreciation)	$(7,112,814)	$(8,240,380)	$(18,216,131)	$(27,216,820)

Net realized and unrealized loss	$(7,161,300)	$(8,586,236)	$(17,283,741)	$(25,998,412)

Net decrease in net assets from operations	$(4,260,782)	$(5,456,221)	$(11,910,486)	$(19,269,964)

66	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Statements of Operations — continued

	Year Ended August 31, 2013
Investment Income	South Carolina Fund	Tennessee Fund	Virginia Fund
Interest	$7,585,359	$2,239,072	$5,050,257
Total investment income	$7,585,359	$2,239,072	$5,050,257

Expenses
Investment adviser fee	$611,282	$135,628	$380,751
Distribution and service fees
Class A	188,281	78,886	152,966
Class B	33,839	9,115	21,729
Class C	307,829	96,659	87,033
Trustees’ fees and expenses	6,611	2,490	4,577
Custodian fee	82,148	38,249	59,877
Transfer and dividend disbursing agent fees	45,717	19,303	42,748
Legal and accounting services	49,121	42,449	47,387
Printing and postage	12,138	7,341	11,184
Registration fees	1,096	4,398	4,790
Interest expense and fees	109,558	1,265	37,605
Miscellaneous	23,912	16,622	18,279
Total expenses	$1,471,532	$452,405	$868,926
Deduct —
Reduction of custodian fee	$1,331	$942	$1,294
Total expense reductions	$1,331	$942	$1,294

Net expenses	$1,470,201	$451,463	$867,632

Net investment income	$6,115,158	$1,787,609	$4,182,625

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$176,528	$(596,932)	$(358,055)
Financial futures contracts	900,900	828,910	2,838,061
Net realized gain	$1,077,428	$231,978	$2,480,006
Change in unrealized appreciation (depreciation) —
Investments	$(21,256,725)	$(4,505,477)	$(10,979,998)
Financial futures contracts	499,768	108,533	381,216
Net change in unrealized appreciation (depreciation)	$(20,756,957)	$(4,396,944)	$(10,598,782)

Net realized and unrealized loss	$(19,679,529)	$(4,164,966)	$(8,118,776)

Net decrease in net assets from operations	$(13,564,371)	$(2,377,357)	$(3,936,151)

67	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Statements of Changes in Net Assets

	Year Ended August 31, 2013
Increase (Decrease) in Net Assets	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund
From operations —
Net investment income	$2,005,930	$2,391,317	$2,579,198	$2,083,914
Net realized gain (loss) from investment transactions and financial futures contracts	(579,152)	768,409	879,597	629,539
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(5,170,257)	(6,532,963)	(7,578,109)	(4,123,789)
Net decrease in net assets from operations	$(3,743,479)	$(3,373,237)	$(4,119,314)	$(1,410,336)
Distributions to shareholders —
From net investment income
Class A	$(1,477,349)	$(2,012,978)	$(1,825,748)	$(1,633,308)
Class B	(27,950)	(53,631)	(47,858)	(15,731)
Class C	(85,763)	(202,657)	(203,903)	(126,086)
Class I	(407,353)	(86,474)	(465,037)	(314,300)
Tax return of capital
Class A	(13,915)	(14,759)	(18,233)	—
Class B	(237)	(374)	(417)	—
Class C	(826)	(1,490)	(1,990)	—
Class I	(4,812)	(602)	(4,513)	—
Total distributions to shareholders	$(2,018,205)	$(2,372,965)	$(2,567,699)	$(2,089,425)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,975,321	$5,480,592	$4,497,469	$1,689,171
Class B	29,112	11,148	808	518
Class C	683,788	1,815,050	1,046,598	1,623,875
Class I	13,457,509	491,335	2,577,043	3,594,569
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,153,454	1,759,004	1,420,282	1,393,554
Class B	24,858	48,372	41,243	13,140
Class C	39,863	173,485	164,289	115,229
Class I	237,208	82,612	180,103	305,420
Cost of shares redeemed
Class A	(5,704,168)	(8,851,824)	(6,920,023)	(5,868,757)
Class B	(268,875)	(322,956)	(144,875)	(100,296)
Class C	(935,690)	(2,246,195)	(2,175,453)	(1,472,490)
Class I	(14,376,678)	(877,995)	(5,766,395)	(1,728,463)
Net asset value of shares exchanged
Class A	399,913	190,907	769,730	238,855
Class B	(399,913)	(190,907)	(769,730)	(238,855)
Net decrease in net assets from Fund share transactions	$(3,684,298)	$(2,437,372)	$(5,078,911)	$(434,530)

Net decrease in net assets	$(9,445,982)	$(8,183,574)	$(11,765,924)	$(3,934,291)

Net Assets
At beginning of year	$52,980,952	$67,548,563	$72,131,007	$54,971,184
At end of year	$43,534,970	$59,364,989	$60,365,083	$51,036,893

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(36,118)	$(14,806)	$(49,975)	$7,778

68	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Statements of Changes in Net Assets — continued

	Year Ended August 31, 2013
Increase (Decrease) in Net Assets	Maryland Fund	Missouri Fund	North Carolina Fund	Oregon Fund
From operations —
Net investment income	$2,900,518	$3,130,015	$5,373,255	$6,728,448
Net realized gain (loss) from investment transactions and financial futures contracts	(48,486)	(345,856)	932,390	1,218,408
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(7,112,814)	(8,240,380)	(18,216,131)	(27,216,820)
Net decrease in net assets from operations	$(4,260,782)	$(5,456,221)	$(11,910,486)	$(19,269,964)
Distributions to shareholders —
From net investment income
Class A	$(2,127,530)	$(2,736,650)	$(3,655,514)	$(4,488,911)
Class B	(58,193)	(46,872)	(56,763)	(153,799)
Class C	(502,508)	(191,398)	(775,217)	(764,117)
Class I	(186,012)	(130,395)	(824,186)	(1,249,442)
Total distributions to shareholders	$(2,874,243)	$(3,105,315)	$(5,311,680)	$(6,656,269)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,247,211	$5,128,716	$17,155,477	$16,887,947
Class B	5,610	1,916	10,982	28,095
Class C	5,822,604	1,225,133	6,400,955	4,914,291
Class I	3,256,429	2,359,845	6,750,600	15,473,331
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,611,238	2,461,127	3,144,965	4,063,234
Class B	46,181	43,668	51,469	130,087
Class C	371,816	142,360	668,414	683,527
Class I	80,933	115,750	240,109	236,074
Cost of shares redeemed
Class A	(11,438,323)	(19,979,981)	(17,892,856)	(30,937,743)
Class B	(215,277)	(279,519)	(443,701)	(1,095,622)
Class C	(4,161,766)	(997,196)	(5,259,889)	(8,566,283)
Class I	(2,071,133)	(603,149)	(6,768,021)	(25,154,279)
Net asset value of shares exchanged
Class A	219,900	309,940	424,857	1,156,080
Class B	(219,900)	(309,940)	(424,857)	(1,156,080)
Net increase (decrease) in net assets from Fund share transactions	$(4,444,477)	$(10,381,330)	$4,058,504	$(23,337,341)

Net decrease in net assets	$(11,579,502)	$(18,942,866)	$(13,163,662)	$(49,263,574)

Net Assets
At beginning of year	$84,490,531	$91,393,789	$129,238,630	$171,919,165
At end of year	$72,911,029	$72,450,923	$116,074,968	$122,655,591

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(28,024)	$91,424	$190,810	$200,616

69	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Statements of Changes in Net Assets — continued

	Year Ended August 31, 2013
Increase (Decrease) in Net Assets	South Carolina Fund	Tennessee Fund	Virginia Fund
From operations —
Net investment income	$6,115,158	$1,787,609	$4,182,625
Net realized gain from investment transactions and financial futures contracts	1,077,428	231,978	2,480,006
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(20,756,957)	(4,396,944)	(10,598,782)
Net decrease in net assets from operations	$(13,564,371)	$(2,377,357)	$(3,936,151)
Distributions to shareholders —
From net investment income
Class A	$(3,717,852)	$(1,431,820)	$(2,993,409)
Class B	(113,761)	(27,656)	(72,239)
Class C	(1,036,581)	(292,975)	(289,266)
Class I	(1,196,833)	(33,899)	(769,621)
Tax return of capital
Class A	—	(10,518)	—
Class B	—	(193)	—
Class C	—	(2,195)	—
Class I	—	(258)	—
Total distributions to shareholders	$(6,065,027)	$(1,799,514)	$(4,124,535)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$13,775,130	$3,056,834	$3,448,747
Class B	934	842	70,801
Class C	7,559,520	2,462,270	1,533,525
Class I	13,880,416	513,227	4,008,961
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,273,808	1,213,143	2,445,319
Class B	108,571	25,144	65,496
Class C	878,136	240,517	229,400
Class I	261,574	31,498	170,644
Cost of shares redeemed
Class A	(22,924,674)	(8,363,989)	(15,127,824)
Class B	(457,861)	(78,587)	(763,710)
Class C	(8,215,322)	(2,968,585)	(2,167,560)
Class I	(13,774,661)	(585,220)	(5,849,449)
Net asset value of shares exchanged
Class A	355,710	297,632	412,244
Class B	(355,710)	(297,632)	(412,244)
Net decrease in net assets from Fund share transactions	$(5,634,429)	$(4,452,906)	$(11,935,650)

Net decrease in net assets	$(25,263,827)	$(8,629,777)	$(19,996,336)

Net Assets
At beginning of year	$153,331,892	$52,147,847	$111,981,306
At end of year	$128,068,065	$43,518,070	$91,984,970

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$113,420	$(16,286)	$131,172

70	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Statements of Changes in Net Assets — continued

	Year Ended August 31, 2012
Increase (Decrease) in Net Assets	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund
From operations —
Net investment income	$2,067,652	$2,574,508	$2,733,262	$2,073,516
Net realized loss from investment transactions, financial futures contracts and swap contracts	(165,413)	(1,455,603)	(1,862,473)	(645,416)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	2,752,083	3,786,800	5,094,503	2,815,947
Net increase in net assets from operations	$4,654,322	$4,905,705	$5,965,292	$4,244,047
Distributions to shareholders —
From net investment income
Class A	$(1,696,524)	$(2,167,591)	$(1,968,598)	$(1,840,021)
Class B	(46,882)	(76,265)	(81,722)	(28,205)
Class C	(85,396)	(206,787)	(236,521)	(93,671)
Class I	(240,703)	(84,824)	(420,851)	(108,709)
Tax return of capital
Class A	(2,602)	(24,799)	(13,832)	—
Class B	(72)	(873)	(574)	—
Class C	(131)	(2,366)	(1,662)	—
Class I	(369)	(970)	(2,957)	—
Total distributions to shareholders	$(2,072,679)	$(2,564,475)	$(2,726,717)	$(2,070,606)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,405,907	$3,926,704	$5,165,432	$2,665,217
Class B	179,061	162,225	35,901	5,887
Class C	629,944	1,131,393	1,507,686	1,384,183
Class I	1,051,205	731,465	5,813,005	5,879,325
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,190,511	1,824,453	1,325,223	1,533,493
Class B	34,769	66,607	62,711	21,991
Class C	37,611	175,977	174,252	82,640
Class I	65,474	80,215	98,104	105,837
Cost of shares redeemed
Class A	(5,546,154)	(10,133,428)	(8,122,829)	(9,628,817)
Class B	(210,151)	(330,307)	(228,734)	(142,777)
Class C	(289,092)	(1,018,722)	(1,749,565)	(334,906)
Class I	(292,177)	(189,344)	(3,112,172)	(143,863)
Net asset value of shares exchanged
Class A	455,804	590,963	918,692	340,159
Class B	(455,804)	(590,963)	(918,692)	(340,159)
Net increase (decrease) in net assets from Fund share transactions	$(1,743,092)	$(3,572,762)	$969,014	$1,428,210

Net increase (decrease) in net assets	$838,551	$(1,231,532)	$4,207,589	$3,601,651

Net Assets
At beginning of year	$52,142,401	$68,780,095	$67,923,418	$51,369,533
At end of year	$52,980,952	$67,548,563	$72,131,007	$54,971,184

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(55,910)	$(32,030)	$(75,126)	$7,779

71	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Statements of Changes in Net Assets — continued

	Year Ended August 31, 2012
Increase (Decrease) in Net Assets	Maryland Fund	Missouri Fund	North Carolina Fund	Oregon Fund
From operations —
Net investment income	$3,071,751	$3,282,861	$4,962,390	$6,247,058
Net realized loss from investment transactions, financial futures contracts and swap contracts	(191,626)	(159,517)	(2,191,556)	(2,896,113)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	5,171,038	6,052,557	10,183,511	17,149,543
Net increase in net assets from operations	$8,051,163	$9,175,901	$12,954,345	$20,500,488
Distributions to shareholders —
From net investment income
Class A	$(2,394,197)	$(2,965,182)	$(3,506,762)	$(4,758,884)
Class B	(91,819)	(70,220)	(84,539)	(248,464)
Class C	(433,011)	(164,449)	(581,892)	(745,279)
Class I	(120,911)	(57,725)	(731,633)	(462,479)
Total distributions to shareholders	$(3,039,938)	$(3,257,576)	$(4,904,826)	$(6,215,106)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,154,111	$7,406,237	$14,070,575	$17,598,926
Class B	113,653	16,522	68,097	163,341
Class C	4,426,116	1,349,182	8,982,626	6,378,657
Class I	1,527,956	2,144,456	6,077,513	25,016,568
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,702,678	2,420,763	2,851,882	3,828,354
Class B	73,119	59,626	73,429	182,121
Class C	286,368	118,712	469,205	621,073
Class I	46,130	50,104	125,470	175,656
Cost of shares redeemed
Class A	(6,402,958)	(11,168,213)	(9,434,303)	(16,785,177)
Class B	(351,001)	(484,250)	(428,990)	(1,079,123)
Class C	(934,168)	(247,485)	(2,647,806)	(1,904,917)
Class I	(397,245)	(755,705)	(3,674,048)	(2,560,738)
Net asset value of shares exchanged
Class A	1,236,328	437,315	335,733	908,691
Class B	(1,236,328)	(437,315)	(335,733)	(908,691)
Net increase in net assets from Fund share transactions	$4,244,759	$909,949	$16,533,650	$31,634,741

Net increase in net assets	$9,255,984	$6,828,274	$24,583,169	$45,920,123

Net Assets
At beginning of year	$75,234,547	$84,565,515	$104,655,461	$125,999,042
At end of year	$84,490,531	$91,393,789	$129,238,630	$171,919,165

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(28,023)	$91,423	$190,810	$200,617

72	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Statements of Changes in Net Assets — continued

	Year Ended August 31, 2012
Increase (Decrease) in Net Assets	South Carolina Fund	Tennessee Fund	Virginia Fund
From operations —
Net investment income	$5,825,908	$1,919,909	$4,754,883
Net realized loss from investment transactions, financial futures contracts and swap contracts	(68,808)	(564,347)	(2,818,189)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	11,288,455	2,900,634	8,177,214
Net increase in net assets from operations	$17,045,555	$4,256,196	$10,113,908
Distributions to shareholders —
From net investment income
Class A	$(3,635,807)	$(1,580,199)	$(3,406,619)
Class B	(151,571)	(45,024)	(117,891)
Class C	(889,585)	(260,926)	(327,085)
Class I	(1,101,095)	(21,820)	(860,483)
Tax return of capital
Class A	—	(3,037)	—
Class B	—	(87)	—
Class C	—	(501)	—
Class I	—	(42)	—
Total distributions to shareholders	$(5,778,058)	$(1,911,636)	$(4,712,078)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$14,264,082	$3,059,753	$6,531,953
Class B	117,211	60,948	107,163
Class C	9,002,545	2,841,248	958,408
Class I	6,703,754	769,319	4,530,258
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,119,914	1,261,376	2,628,859
Class B	137,695	36,073	103,650
Class C	687,766	188,189	255,595
Class I	198,717	20,821	76,833
Cost of shares redeemed
Class A	(9,807,733)	(6,107,895)	(13,760,086)
Class B	(715,406)	(171,883)	(322,179)
Class C	(4,109,112)	(1,065,200)	(2,187,620)
Class I	(7,063,569)	(125,586)	(4,374,645)
Net asset value of shares exchanged
Class A	571,083	454,415	1,002,962
Class B	(571,083)	(454,415)	(1,002,962)
Net increase (decrease) in net assets from Fund share transactions	$12,535,864	$767,163	$(5,451,811)

Net increase (decrease) in net assets	$23,803,361	$3,111,723	$(49,981)

Net Assets
At beginning of year	$129,528,531	$49,036,124	$112,031,287
At end of year	$153,331,892	$52,147,847	$111,981,306

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$113,418	$(29,451)	$131,172

73	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights

	Alabama Fund — Class A
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.020	$9.540	$9.930	$9.290	$9.330

Income (Loss) From Operations
Net investment income(1)	$0.356	$0.388	$0.405	$0.402	$0.402
Net realized and unrealized gain (loss)	(1.018)	0.481	(0.392)	0.634	(0.036)

Total income (loss) from operations	$(0.662)	$0.869	$0.013	$1.036	$0.366

Less Distributions
From net investment income	$(0.355)	$(0.388)	$(0.403)	$(0.396)	$(0.406)
Tax return of capital	(0.003)	(0.001)	—	—	—

Total distributions	$(0.358)	$(0.389)	$(0.403)	$(0.396)	$(0.406)

Net asset value — End of year	$9.000	$10.020	$9.540	$9.930	$9.290

Total Return(2)	(6.85)%	9.27%	0.26%	11.37%	4.19%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$36,117	$42,461	$42,857	$49,083	$43,090
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	0.74%	0.73%	0.73%	0.80%
Interest and fee expense(3)	0.02%	0.03%	0.03%	0.02%	0.05%
Total expenses before custodian fee reduction	0.75%	0.77%	0.76%	0.75%	0.85%
Expenses after custodian fee reduction excluding interest and fees	0.73%	0.74%	0.73%	0.73%	0.79%
Net investment income	3.62%	3.96%	4.27%	4.18%	4.59%
Portfolio Turnover	36%	11%	10%	16%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

74	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Alabama Fund — Class B
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$11.020	$10.490	$10.920	$10.230	$10.270

Income (Loss) From Operations
Net investment income(1)	$0.312	$0.346	$0.368	$0.365	$0.370
Net realized and unrealized gain (loss)	(1.120)	0.531	(0.433)	0.684	(0.036)

Total income (loss) from operations	$(0.808)	$0.877	$(0.065)	$1.049	$0.334

Less Distributions
From net investment income	$(0.309)	$(0.346)	$(0.365)	$(0.359)	$(0.374)
Tax return of capital	(0.003)	(0.001)	—	—	—

Total distributions	$(0.312)	$(0.347)	$(0.365)	$(0.359)	$(0.374)

Net asset value — End of year	$9.900	$11.020	$10.490	$10.920	$10.230

Total Return(2)	(7.53)%	8.48%	(0.51)%	10.42%	3.56%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$606	$1,304	$1,682	$3,949	$6,380
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.49%	1.49%	1.48%	1.55%
Interest and fee expense(3)	0.02%	0.03%	0.03%	0.02%	0.05%
Total expenses before custodian fee reduction	1.50%	1.52%	1.52%	1.50%	1.60%
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.49%	1.49%	1.48%	1.54%
Net investment income	2.87%	3.22%	3.52%	3.46%	3.85%
Portfolio Turnover	36%	11%	10%	16%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

75	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Alabama Fund — Class C
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$11.030	$10.500	$10.930	$10.230	$10.270

Income (Loss) From Operations
Net investment income(1)	$0.310	$0.345	$0.368	$0.361	$0.369
Net realized and unrealized gain (loss)	(1.117)	0.532	(0.432)	0.698	(0.035)

Total income (loss) from operations	$(0.807)	$0.877	$(0.064)	$1.059	$0.334

Less Distributions
From net investment income	$(0.310)	$(0.346)	$(0.366)	$(0.359)	$(0.374)
Tax return of capital	(0.003)	(0.001)	—	—	—

Total distributions	$(0.313)	$(0.347)	$(0.366)	$(0.359)	$(0.374)

Net asset value — End of year	$9.910	$11.030	$10.500	$10.930	$10.230

Total Return(2)	(7.52)%	8.47%	(0.50)%	10.52%	3.55%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,410	$2,944	$2,440	$2,935	$1,562
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%	1.48%	1.48%	1.48%	1.55%
Interest and fee expense(3)	0.02%	0.03%	0.03%	0.02%	0.05%
Total expenses before custodian fee reduction	1.49%	1.51%	1.51%	1.50%	1.60%
Expenses after custodian fee reduction excluding interest and fees	1.47%	1.48%	1.48%	1.48%	1.54%
Net investment income	2.86%	3.20%	3.52%	3.40%	3.82%
Portfolio Turnover	36%	11%	10%	16%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

76	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Alabama Fund — Class I
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.020	$9.550	$9.930	$9.300	$9.340

Income (Loss) From Operations
Net investment income(1)	$0.366	$0.407	$0.423	$0.420	$0.419
Net realized and unrealized gain (loss)	(1.008)	0.471	(0.380)	0.625	(0.035)

Total income (loss) from operations	$(0.642)	$0.878	$0.043	$1.045	$0.384

Less Distributions
From net investment income	$(0.374)	$(0.407)	$(0.423)	$(0.415)	$(0.424)
Tax return of capital	(0.004)	(0.001)	—	—	—

Total distributions	$(0.378)	$(0.408)	$(0.423)	$(0.415)	$(0.424)

Net asset value — End of year	$9.000	$10.020	$9.550	$9.930	$9.300

Total Return(2)	(6.67)%	9.37%	0.56%	11.47%	4.51%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,402	$6,272	$5,163	$4,201	$3,343
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.52%	0.54%	0.53%	0.53%	0.60%
Interest and fee expense(3)	0.02%	0.03%	0.03%	0.02%	0.05%
Total expenses before custodian fee reduction	0.54%	0.57%	0.56%	0.55%	0.65%
Expenses after custodian fee reduction excluding interest and fees	0.52%	0.54%	0.53%	0.53%	0.59%
Net investment income	3.71%	4.15%	4.46%	4.37%	4.79%
Portfolio Turnover	36%	11%	10%	16%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

77	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Arkansas Fund — Class A
	Year Ended August 31,
	2013		2012	2011	2010	2009
Net asset value — Beginning of year	$9.260		$8.950	$9.230	$8.870	$9.160

Income (Loss) From Operations
Net investment income(1)	$0.333		$0.357	$0.381	$0.377	$0.392
Net realized and unrealized gain (loss)	(0.783)		0.308	(0.283)	0.356	(0.278)

Total income (loss) from operations	$(0.450)		$0.665	$0.098	$0.733	$0.114

Less Distributions
From net investment income	$(0.328)		$(0.351)	$(0.378)	$(0.373)	$(0.404)
Tax return of capital	(0.002)		(0.004)	—	—	—

Total distributions	$(0.330)		$(0.355)	$(0.378)	$(0.373)	$(0.404)

Net asset value — End of year	$8.480		$9.260	$8.950	$9.230	$8.870

Total Return(2)	(5.05)%		7.55%	1.17%	8.39%	1.55%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$49,852		$56,072	$57,912	$63,478	$59,111
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%		0.73%	0.73%	0.75%	0.78%
Interest and fee expense(3)	0.00	%(4)	0.01%	0.01%	0.01%	0.05%
Total expenses(5)	0.72%		0.74%	0.74%	0.76%	0.83%
Net investment income	3.65%		3.90%	4.27%	4.13%	4.71%
Portfolio Turnover	13%		10%	7%	8%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Amount is less than 0.005%.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

78	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Arkansas Fund — Class B
	Year Ended August 31,
	2013		2012	2011	2010	2009
Net asset value — Beginning of year	$9.950		$9.610	$9.910	$9.530	$9.850

Income (Loss) From Operations
Net investment income(1)	$0.285		$0.310	$0.336	$0.332	$0.356
Net realized and unrealized gain (loss)	(0.844)		0.338	(0.302)	0.377	(0.311)

Total income (loss) from operations	$(0.559)		$0.648	$0.034	$0.709	$0.045

Less Distributions
From net investment income	$(0.279)		$(0.305)	$(0.334)	$(0.329)	$(0.365)
Tax return of capital	(0.002)		(0.003)	—	—	—

Total distributions	$(0.281)		$(0.308)	$(0.334)	$(0.329)	$(0.365)

Net asset value — End of year	$9.110		$9.950	$9.610	$9.910	$9.530

Total Return(2)	(5.78)%		6.82%	0.42%	7.53%	0.80%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,512		$2,115	$2,717	$3,178	$3,525
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%		1.48%	1.48%	1.50%	1.53%
Interest and fee expense(3)	0.00	%(4)	0.01%	0.01%	0.01%	0.05%
Total expenses(5)	1.48%		1.49%	1.49%	1.51%	1.58%
Net investment income	2.90%		3.16%	3.52%	3.38%	3.98%
Portfolio Turnover	13%		10%	7%	8%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Amount is less than 0.005%.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

79	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Arkansas Fund — Class C
	Year Ended August 31,
	2013		2012	2011	2010	2009
Net asset value — Beginning of year	$9.950		$9.610	$9.910	$9.530	$9.850

Income (Loss) From Operations
Net investment income(1)	$0.284		$0.309	$0.336	$0.329	$0.354
Net realized and unrealized gain (loss)	(0.843)		0.339	(0.302)	0.380	(0.309)

Total income (loss) from operations	$(0.559)		$0.648	$0.034	$0.709	$0.045

Less Distributions
From net investment income	$(0.279)		$(0.305)	$(0.334)	$(0.329)	$(0.365)
Tax return of capital	(0.002)		(0.003)	—	—	—

Total distributions	$(0.281)		$(0.308)	$(0.334)	$(0.329)	$(0.365)

Net asset value — End of year	$9.110		$9.950	$9.610	$9.910	$9.530

Total Return(2)	(5.78)%		6.82%	0.42%	7.53%	0.80%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,052		$6,926	$6,409	$6,078	$3,386
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%		1.48%	1.48%	1.50%	1.53%
Interest and fee expense(3)	0.00	%(4)	0.01%	0.01%	0.01%	0.05%
Total expenses(5)	1.48%		1.49%	1.49%	1.51%	1.58%
Net investment income	2.90%		3.14%	3.52%	3.35%	3.95%
Portfolio Turnover	13%		10%	7%	8%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Amount is less than 0.005%.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

80	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Arkansas Fund — Class I
	Year Ended August 31,				Period Ended August 31, 2010(1)
	2013		2012	2011
Net asset value — Beginning of period	$9.250		$8.940	$9.220	$9.130

Income (Loss) From Operations
Net investment income(2)	$0.352		$0.373	$0.394	$0.031
Net realized and unrealized gain (loss)	(0.784)		0.310	(0.277)	0.090

Total income (loss) from operations	$(0.432)		$0.683	$0.117	$0.121

Less Distributions
From net investment income	$(0.345)		$(0.369)	$(0.397)	$(0.031)
Tax return of capital	(0.003)		(0.004)	—	—

Total distributions	$(0.348)		$(0.373)	$(0.397)	$(0.031)

Net asset value — End of period	$8.470		$9.250	$8.940	$9.220

Total Return(3)	(4.87)%		7.77%	1.38%	1.32	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,948		$2,435	$1,742	$1
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.53%		0.53%	0.53%	0.55	%(5)
Interest and fee expense(6)	0.00	%(7)	0.01%	0.01%	0.01	%(5)
Total expenses(8)	0.53%		0.54%	0.54%	0.56	%(5)
Net investment income	3.85%		4.07%	4.40%	4.25	%(5)
Portfolio Turnover	13%		10%	7%	8	%(9)

(1)	For the period from the commencement of operations on August 3, 2010 to August 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	Amount is less than 0.005%.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	For the year ended August 31, 2010.

81	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Georgia Fund — Class A
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$8.860	$8.440	$8.820	$8.500	$8.730

Income (Loss) From Operations
Net investment income(1)	$0.322	$0.352	$0.410	$0.400	$0.391
Net realized and unrealized gain (loss)	(0.831)	0.419	(0.391)	0.310	(0.229)

Total income (loss) from operations	$(0.509)	$0.771	$0.019	$0.710	$0.162

Less Distributions
From net investment income	$(0.318)	$(0.349)	$(0.399)	$(0.390)	$(0.392)
Tax return of capital	(0.003)	(0.002)	—	—	—

Total distributions	$(0.321)	$(0.351)	$(0.399)	$(0.390)	$(0.392)

Net asset value — End of year	$8.030	$8.860	$8.440	$8.820	$8.500

Total Return(2)	(5.98)%	9.31%	0.32%	8.49%	2.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$45,169	$50,236	$48,635	$58,448	$63,387
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%	0.74%	0.76%	0.76%	0.83%
Interest and fee expense(3)	0.04%	0.05%	0.09%	0.09%	0.18%
Total expenses before custodian fee reduction	0.76%	0.79%	0.85%	0.85%	1.01%
Expenses after custodian fee reduction excluding interest and fees	0.72%	0.74%	0.76%	0.76%	0.81%
Net investment income	3.69%	4.06%	4.84%	4.57%	4.92%
Portfolio Turnover	19%	12%	6%	12%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

82	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Georgia Fund — Class B
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.470	$9.020	$9.430	$9.080	$9.320

Income (Loss) From Operations
Net investment income(1)	$0.275	$0.309	$0.371	$0.357	$0.354
Net realized and unrealized gain (loss)	(0.892)	0.446	(0.422)	0.342	(0.241)

Total income (loss) from operations	$(0.617)	$0.755	$(0.051)	$0.699	$0.113

Less Distributions
From net investment income	$(0.270)	$(0.303)	$(0.359)	$(0.349)	$(0.353)
Tax return of capital	(0.003)	(0.002)	—	—	—

Total distributions	$(0.273)	$(0.305)	$(0.359)	$(0.349)	$(0.353)

Net asset value — End of year	$8.580	$9.470	$9.020	$9.430	$9.080

Total Return(2)	(6.71)%	8.51%	(0.47)%	7.80%	1.45%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,162	$2,157	$3,086	$5,143	$6,387
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%	1.49%	1.51%	1.51%	1.57%
Interest and fee expense(3)	0.04%	0.05%	0.09%	0.09%	0.18%
Total expenses before custodian fee reduction	1.51%	1.54%	1.60%	1.60%	1.75%
Expenses after custodian fee reduction excluding interest and fees	1.47%	1.49%	1.51%	1.51%	1.56%
Net investment income	2.94%	3.35%	4.09%	3.81%	4.18%
Portfolio Turnover	19%	12%	6%	12%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

83	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Georgia Fund — Class C
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.480	$9.030	$9.430	$9.090	$9.330

Income (Loss) From Operations
Net investment income(1)	$0.275	$0.306	$0.372	$0.357	$0.354
Net realized and unrealized gain (loss)	(0.902)	0.450	(0.413)	0.333	(0.241)

Total income (loss) from operations	$(0.627)	$0.756	$(0.041)	$0.690	$0.113

Less Distributions
From net investment income	$(0.270)	$(0.304)	$(0.359)	$(0.350)	$(0.353)
Tax return of capital	(0.003)	(0.002)	—	—	—

Total distributions	$(0.273)	$(0.306)	$(0.359)	$(0.350)	$(0.353)

Net asset value — End of year	$8.580	$9.480	$9.030	$9.430	$9.090

Total Return(2)	(6.81)%	8.50%	(0.36)%	7.69%	1.56%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,683	$7,277	$6,996	$9,621	$8,190
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%	1.49%	1.51%	1.51%	1.57%
Interest and fee expense(3)	0.04%	0.05%	0.09%	0.09%	0.18%
Total expenses before custodian fee reduction	1.51%	1.54%	1.60%	1.60%	1.75%
Expenses after custodian fee reduction excluding interest and fees	1.47%	1.49%	1.51%	1.51%	1.56%
Net investment income	2.93%	3.31%	4.10%	3.81%	4.16%
Portfolio Turnover	19%	12%	6%	12%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

84	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Georgia Fund — Class I
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$8.890	$8.470	$8.850	$8.520	$8.750

Income (Loss) From Operations
Net investment income(1)	$0.341	$0.367	$0.427	$0.419	$0.407
Net realized and unrealized gain (loss)	(0.842)	0.422	(0.390)	0.319	(0.228)

Total income (loss) from operations	$(0.501)	$0.789	$0.037	$0.738	$0.179

Less Distributions
From net investment income	$(0.336)	$(0.366)	$(0.417)	$(0.408)	$(0.409)
Tax return of capital	(0.003)	(0.003)	—	—	—

Total distributions	$(0.339)	$(0.369)	$(0.417)	$(0.408)	$(0.409)

Net asset value — End of year	$8.050	$8.890	$8.470	$8.850	$8.520

Total Return(2)	(5.87)%	9.50%	0.53%	8.81%	2.51%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,352	$12,462	$9,207	$8,725	$6,555
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.52%	0.54%	0.56%	0.56%	0.62%
Interest and fee expense(3)	0.04%	0.05%	0.09%	0.09%	0.18%
Total expenses before custodian fee reduction	0.56%	0.59%	0.65%	0.65%	0.80%
Expenses after custodian fee reduction excluding interest and fees	0.52%	0.54%	0.56%	0.56%	0.61%
Net investment income	3.88%	4.22%	5.03%	4.77%	5.12%
Portfolio Turnover	19%	12%	6%	12%	18%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

85	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Kentucky Fund — Class A
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$8.970	$8.610	$8.890	$8.410	$8.610

Income (Loss) From Operations
Net investment income(1)	$0.339	$0.349	$0.371	$0.380	$0.382
Net realized and unrealized gain (loss)	(0.560)	0.359	(0.281)	0.473	(0.200)

Total income (loss) from operations	$(0.221)	$0.708	$0.090	$0.853	$0.182

Less Distributions
From net investment income	$(0.339)	$(0.348)	$(0.370)	$(0.373)	$(0.382)

Total distributions	$(0.339)	$(0.348)	$(0.370)	$(0.373)	$(0.382)

Net asset value — End of year	$8.410	$8.970	$8.610	$8.890	$8.410

Total Return(2)	(2.63)%	8.36%	1.13%	10.32%	2.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$38,999	$44,184	$47,322	$48,929	$46,662
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	0.72%	0.73%	0.74%	0.74%	0.78%
Expenses after custodian fee reduction	0.72%	0.73%	0.73%	0.74%	0.77%
Net investment income	3.78%	3.96%	4.33%	4.36%	4.75%
Portfolio Turnover	14%	12%	7%	7%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

86	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Kentucky Fund — Class B
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.690	$9.300	$9.600	$9.080	$9.300

Income (Loss) From Operations
Net investment income(1)	$0.292	$0.307	$0.332	$0.341	$0.347
Net realized and unrealized gain (loss)	(0.609)	0.387	(0.301)	0.513	(0.222)

Total income (loss) from operations	$(0.317)	$0.694	$0.031	$0.854	$0.125

Less Distributions
From net investment income	$(0.293)	$(0.304)	$(0.331)	$(0.334)	$(0.345)

Total distributions	$(0.293)	$(0.304)	$(0.331)	$(0.334)	$(0.345)

Net asset value — End of year	$9.080	$9.690	$9.300	$9.600	$9.080

Total Return(2)	(3.41)%	7.57%	0.41%	9.54%	1.60%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$325	$671	$1,090	$2,607	$4,186
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.47%	1.48%	1.49%	1.49%	1.53%
Expenses after custodian fee reduction	1.47%	1.48%	1.48%	1.49%	1.52%
Net investment income	3.01%	3.23%	3.59%	3.62%	4.01%
Portfolio Turnover	14%	12%	7%	7%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

87	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Kentucky Fund — Class C
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.690	$9.300	$9.600	$9.090	$9.300

Income (Loss) From Operations
Net investment income(1)	$0.293	$0.303	$0.331	$0.341	$0.348
Net realized and unrealized gain (loss)	(0.599)	0.391	(0.300)	0.504	(0.213)

Total income (loss) from operations	$(0.306)	$0.694	$0.031	$0.845	$0.135

Less Distributions
From net investment income	$(0.294)	$(0.304)	$(0.331)	$(0.335)	$(0.345)

Total distributions	$(0.294)	$(0.304)	$(0.331)	$(0.335)	$(0.345)

Net asset value — End of year	$9.090	$9.690	$9.300	$9.600	$9.090

Total Return(2)	(3.30)%	7.57%	0.40%	9.42%	1.71%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,693	$3,696	$2,445	$2,243	$2,509
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.47%	1.48%	1.49%	1.49%	1.53%
Expenses after custodian fee reduction	1.47%	1.48%	1.48%	1.49%	1.52%
Net investment income	3.02%	3.18%	3.57%	3.61%	4.00%
Portfolio Turnover	14%	12%	7%	7%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

88	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Kentucky Fund — Class I
	Year Ended August 31,			Period Ended August 31, 2010(1)
	2013	2012	2011
Net asset value — Beginning of period	$8.970	$8.610	$8.890	$8.780

Income (Loss) From Operations
Net investment income(2)	$0.357	$0.362	$0.385	$0.031
Net realized and unrealized gain (loss)	(0.560)	0.364	(0.275)	0.110

Total income (loss) from operations	$(0.203)	$0.726	$0.110	$0.141

Less Distributions
From net investment income	$(0.357)	$(0.366)	$(0.390)	$(0.031)

Total distributions	$(0.357)	$(0.366)	$(0.390)	$(0.031)

Net asset value — End of period	$8.410	$8.970	$8.610	$8.890

Total Return(3)	(2.43)%	8.58%	1.35%	1.60	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,020	$6,420	$512	$1
Ratios (as a percentage of average daily net assets):
Total expenses(5)	0.52%	0.53%	0.53%	0.56	%(6)
Net investment income	3.99%	4.06%	4.48%	4.40	%(6)
Portfolio Turnover	14%	12%	7%	7	%(7)

(1)	For the period from the commencement of operations on August 3, 2010 to August 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	For the year ended August 31, 2010.

89	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Maryland Fund — Class A
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.420	$8.840	$9.150	$8.670	$8.900

Income (Loss) From Operations
Net investment income(1)	$0.339	$0.365	$0.397	$0.391	$0.403
Net realized and unrealized gain (loss)	(0.804)	0.576	(0.316)	0.474	(0.226)

Total income (loss) from operations	$(0.465)	$0.941	$0.081	$0.865	$0.177

Less Distributions
From net investment income	$(0.335)	$(0.361)	$(0.391)	$(0.385)	$(0.407)

Total distributions	$(0.335)	$(0.361)	$(0.391)	$(0.385)	$(0.407)

Net asset value — End of year	$8.620	$9.420	$8.840	$9.150	$8.670

Total Return(2)	(5.14)%	10.81%	1.03%	10.15%	2.43%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$50,085	$62,306	$57,801	$75,279	$75,555
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%	0.75%	0.78%	0.78%	0.82%
Interest and fee expense(3)	0.03%	0.04%	0.04%	0.03%	0.10%
Total expenses before custodian fee reduction	0.78%	0.79%	0.82%	0.81%	0.92%
Expenses after custodian fee reduction excluding interest and fees	0.75%	0.75%	0.78%	0.78%	0.81%
Net investment income	3.63%	3.96%	4.53%	4.35%	4.97%
Portfolio Turnover	10%	12%	1%	7%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

90	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Maryland Fund — Class B
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.270	$9.640	$9.980	$9.460	$9.700

Income (Loss) From Operations
Net investment income(1)	$0.293	$0.325	$0.361	$0.353	$0.374
Net realized and unrealized gain (loss)	(0.874)	0.624	(0.346)	0.517	(0.239)

Total income (loss) from operations	$(0.581)	$0.949	$0.015	$0.870	$0.135

Less Distributions
From net investment income	$(0.289)	$(0.319)	$(0.355)	$(0.350)	$(0.375)

Total distributions	$(0.289)	$(0.319)	$(0.355)	$(0.350)	$(0.375)

Net asset value — End of year	$9.400	$10.270	$9.640	$9.980	$9.460

Total Return(2)	(5.83)%	9.96%	0.26%	9.33%	1.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,738	$2,286	$3,494	$5,930	$7,742
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%	1.50%	1.53%	1.53%	1.58%
Interest and fee expense(3)	0.03%	0.04%	0.04%	0.03%	0.10%
Total expenses before custodian fee reduction	1.53%	1.54%	1.57%	1.56%	1.68%
Expenses after custodian fee reduction excluding interest and fees	1.50%	1.50%	1.53%	1.53%	1.56%
Net investment income	2.88%	3.25%	3.78%	3.61%	4.23%
Portfolio Turnover	10%	12%	1%	7%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

91	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Maryland Fund — Class C
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.280	$9.640	$9.980	$9.460	$9.710

Income (Loss) From Operations
Net investment income(1)	$0.291	$0.321	$0.361	$0.352	$0.373
Net realized and unrealized gain (loss)	(0.882)	0.638	(0.346)	0.518	(0.248)

Total income (loss) from operations	$(0.591)	$0.959	$0.015	$0.870	$0.125

Less Distributions
From net investment income	$(0.289)	$(0.319)	$(0.355)	$(0.350)	$(0.375)

Total distributions	$(0.289)	$(0.319)	$(0.355)	$(0.350)	$(0.375)

Net asset value — End of year	$9.400	$10.280	$9.640	$9.980	$9.460

Total Return(2)	(5.92)%	10.07%	0.26%	9.33%	1.65%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,493	$16,094	$11,488	$15,194	$12,388
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%	1.50%	1.53%	1.52%	1.57%
Interest and fee expense(3)	0.03%	0.04%	0.04%	0.03%	0.10%
Total expenses before custodian fee reduction	1.53%	1.54%	1.57%	1.55%	1.67%
Expenses after custodian fee reduction excluding interest and fees	1.50%	1.50%	1.53%	1.52%	1.56%
Net investment income	2.86%	3.19%	3.78%	3.59%	4.20%
Portfolio Turnover	10%	12%	1%	7%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

92	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Maryland Fund — Class I
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.440	$8.860	$9.170	$8.680	$8.900

Income (Loss) From Operations
Net investment income(1)	$0.356	$0.382	$0.416	$0.406	$0.419
Net realized and unrealized gain (loss)	(0.802)	0.579	(0.316)	0.487	(0.216)

Total income (loss) from operations	$(0.446)	$0.961	$0.100	$0.893	$0.203

Less Distributions
From net investment income	$(0.354)	$(0.381)	$(0.410)	$(0.403)	$(0.423)

Total distributions	$(0.354)	$(0.381)	$(0.410)	$(0.403)	$(0.423)

Net asset value — End of year	$8.640	$9.440	$8.860	$9.170	$8.680

Total Return(2)	(4.93)%	11.02%	1.24%	10.47%	2.75%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,595	$3,805	$2,452	$5,565	$448
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.55%	0.55%	0.58%	0.58%	0.61%
Interest and fee expense(3)	0.03%	0.04%	0.04%	0.03%	0.10%
Total expenses(4)	0.58%	0.59%	0.62%	0.61%	0.71%
Net investment income	3.82%	4.14%	4.75%	4.50%	5.16%
Portfolio Turnover	10%	12%	1%	7%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

93	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Missouri Fund — Class A
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.830	$9.180	$9.570	$9.080	$9.370

Income (Loss) From Operations
Net investment income(1)	$0.348	$0.365	$0.390	$0.386	$0.389
Net realized and unrealized gain (loss)	(0.963)	0.647	(0.393)	0.473	(0.288)

Total income (loss) from operations	$(0.615)	$1.012	$(0.003)	$0.859	$0.101

Less Distributions
From net investment income	$(0.345)	$(0.362)	$(0.387)	$(0.369)	$(0.391)

Total distributions	$(0.345)	$(0.362)	$(0.387)	$(0.369)	$(0.391)

Net asset value — End of year	$8.870	$9.830	$9.180	$9.570	$9.080

Total Return(2)	(6.49)%	11.20%	0.09%	9.63%	1.41%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$61,391	$80,768	$76,391	$95,047	$89,556
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%	0.73%	0.74%	0.75%	0.80%
Interest and fee expense(3)	0.02%	0.02%	0.03%	0.02%	0.04%
Total expenses before custodian fee reduction	0.74%	0.75%	0.77%	0.77%	0.84%
Expenses after custodian fee reduction excluding interest and fees	0.72%	0.73%	0.74%	0.75%	0.79%
Net investment income	3.59%	3.82%	4.28%	4.12%	4.51%
Portfolio Turnover	10%	12%	6%	9%	21%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

94	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Missouri Fund — Class B
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.870	$10.140	$10.580	$10.040	$10.360

Income (Loss) From Operations
Net investment income(1)	$0.304	$0.327	$0.354	$0.349	$0.359
Net realized and unrealized gain (loss)	(1.063)	0.724	(0.442)	0.523	(0.320)

Total income (loss) from operations	$(0.759)	$1.051	$(0.088)	$0.872	$0.039

Less Distributions
From net investment income	$(0.301)	$(0.321)	$(0.352)	$(0.332)	$(0.359)

Total distributions	$(0.301)	$(0.321)	$(0.352)	$(0.332)	$(0.359)

Net asset value — End of year	$9.810	$10.870	$10.140	$10.580	$10.040

Total Return(2)	(7.17)%	10.50%	(0.74)%	8.82%	0.64%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,245	$1,936	$2,618	$4,467	$6,542
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%	1.48%	1.50%	1.50%	1.55%
Interest and fee expense(3)	0.02%	0.02%	0.03%	0.02%	0.04%
Total expenses before custodian fee reduction	1.49%	1.50%	1.53%	1.52%	1.59%
Expenses after custodian fee reduction excluding interest and fees	1.47%	1.48%	1.50%	1.50%	1.54%
Net investment income	2.84%	3.11%	3.52%	3.38%	3.77%
Portfolio Turnover	10%	12%	6%	9%	21%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

95	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Missouri Fund — Class C
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.860	$10.140	$10.570	$10.030	$10.350

Income (Loss) From Operations
Net investment income(1)	$0.303	$0.321	$0.354	$0.348	$0.359
Net realized and unrealized gain (loss)	(1.062)	0.719	(0.432)	0.524	(0.320)

Total income (loss) from operations	$(0.759)	$1.040	$(0.078)	$0.872	$0.039

Less Distributions
From net investment income	$(0.301)	$(0.320)	$(0.352)	$(0.332)	$(0.359)

Total distributions	$(0.301)	$(0.320)	$(0.352)	$(0.332)	$(0.359)

Net asset value — End of year	$9.800	$10.860	$10.140	$10.570	$10.030

Total Return(2)	(7.18)%	10.40%	(0.65)%	8.82%	0.64%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,061	$6,380	$4,796	$5,856	$5,553
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%	1.48%	1.50%	1.49%	1.55%
Interest and fee expense(3)	0.02%	0.02%	0.03%	0.02%	0.04%
Total expenses before custodian fee reduction	1.49%	1.50%	1.53%	1.51%	1.59%
Expenses after custodian fee reduction excluding interest and fees	1.47%	1.48%	1.50%	1.49%	1.54%
Net investment income	2.84%	3.04%	3.52%	3.37%	3.76%
Portfolio Turnover	10%	12%	6%	9%	21%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

96	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Missouri Fund — Class I
	Year Ended August 31,			Period Ended August 31, 2010(1)
	2013	2012	2011
Net asset value — Beginning of period	$9.850	$9.190	$9.580	$9.370

Income (Loss) From Operations
Net investment income(2)	$0.367	$0.376	$0.402	$0.032
Net realized and unrealized gain (loss)	(0.962)	0.665	(0.386)	0.210

Total income (loss) from operations	$(0.595)	$1.041	$0.016	$0.242

Less Distributions
From net investment income	$(0.365)	$(0.381)	$(0.406)	$(0.032)

Total distributions	$(0.365)	$(0.381)	$(0.406)	$(0.032)

Net asset value — End of period	$8.890	$9.850	$9.190	$9.580

Total Return(3)	(6.28)%	11.52%	0.30%	2.58	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,753	$2,310	$760	$1
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.52%	0.53%	0.54%	0.56	%(5)
Interest and fee expense(6)	0.02%	0.02%	0.03%	0.02	%(5)
Total expenses(7)	0.54%	0.55%	0.57%	0.58	%(5)
Net investment income	3.80%	3.91%	4.41%	4.19	%(5)
Portfolio Turnover	10%	12%	6%	9	%(8)

(1)	For the period from the commencement of operations on August 3, 2010 to August 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	For the year ended August 31, 2010.

97	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	North Carolina Fund — Class A
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.480	$8.820	$9.340	$8.810	$8.810

Income (Loss) From Operations
Net investment income(1)	$0.374	$0.407	$0.437	$0.429	$0.418
Net realized and unrealized gain (loss)	(1.143)	0.656	(0.525)	0.513	(0.019)

Total income (loss) from operations	$(0.769)	$1.063	$(0.088)	$0.942	$0.399

Less Distributions
From net investment income	$(0.371)	$(0.403)	$(0.432)	$(0.412)	$(0.399)

Total distributions	$(0.371)	$(0.403)	$(0.432)	$(0.412)	$(0.399)

Net asset value — End of year	$8.340	$9.480	$8.820	$9.340	$8.810

Total Return(2)	(8.46)%	12.27%	(0.79)%	10.92%	4.99%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$78,864	$87,573	$74,111	$86,047	$78,245
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.74%	0.75%	0.78%	0.77%	0.82%
Interest and fee expense(3)	0.06%	0.07%	0.09%	0.08%	0.11%
Total expenses(4)	0.80%	0.82%	0.87%	0.85%	0.93%
Net investment income	4.00%	4.41%	4.98%	4.72%	5.11%
Portfolio Turnover	14%	8%	7%	10%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

98	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	North Carolina Fund — Class B
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.190	$9.490	$10.050	$9.480	$9.470

Income (Loss) From Operations
Net investment income(1)	$0.328	$0.366	$0.398	$0.389	$0.383
Net realized and unrealized gain (loss)	(1.225)	0.693	(0.565)	0.555	(0.011)

Total income (loss) from operations	$(0.897)	$1.059	$(0.167)	$0.944	$0.372

Less Distributions
From net investment income	$(0.323)	$(0.359)	$(0.393)	$(0.374)	$(0.362)

Total distributions	$(0.323)	$(0.359)	$(0.393)	$(0.374)	$(0.362)

Net asset value — End of year	$8.970	$10.190	$9.490	$10.050	$9.480

Total Return(2)	(9.09)%	11.33%	(1.54)%	10.14%	4.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,103	$2,091	$2,544	$4,220	$5,209
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%	1.50%	1.53%	1.52%	1.57%
Interest and fee expense(3)	0.06%	0.07%	0.09%	0.08%	0.11%
Total expenses(4)	1.55%	1.57%	1.62%	1.60%	1.68%
Net investment income	3.24%	3.70%	4.22%	3.98%	4.37%
Portfolio Turnover	14%	8%	7%	10%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

99	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	North Carolina Fund — Class C
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.190	$9.490	$10.050	$9.480	$9.470

Income (Loss) From Operations
Net investment income(1)	$0.327	$0.360	$0.398	$0.385	$0.384
Net realized and unrealized gain (loss)	(1.224)	0.699	(0.564)	0.558	(0.012)

Total income (loss) from operations	$(0.897)	$1.059	$(0.166)	$0.943	$0.372

Less Distributions
From net investment income	$(0.323)	$(0.359)	$(0.394)	$(0.373)	$(0.362)

Total distributions	$(0.323)	$(0.359)	$(0.394)	$(0.373)	$(0.362)

Net asset value — End of year	$8.970	$10.190	$9.490	$10.050	$9.480

Total Return(2)	(9.09)%	11.32%	(1.54)%	10.13%	4.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$20,150	$21,402	$13,509	$14,952	$8,734
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%	1.49%	1.53%	1.52%	1.57%
Interest and fee expense(3)	0.06%	0.07%	0.09%	0.08%	0.11%
Total expenses(4)	1.55%	1.56%	1.62%	1.60%	1.68%
Net investment income	3.25%	3.63%	4.22%	3.94%	4.36%
Portfolio Turnover	14%	8%	7%	10%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

100	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	North Carolina Fund — Class I
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.500	$8.840	$9.370	$8.830	$8.820

Income (Loss) From Operations
Net investment income(1)	$0.394	$0.426	$0.455	$0.447	$0.437
Net realized and unrealized gain (loss)	(1.144)	0.656	(0.535)	0.523	(0.010)

Total income (loss) from operations	$(0.750)	$1.082	$(0.080)	$0.970	$0.427

Less Distributions
From net investment income	$(0.390)	$(0.422)	$(0.450)	$(0.430)	$(0.417)

Total distributions	$(0.390)	$(0.422)	$(0.450)	$(0.430)	$(0.417)

Net asset value — End of year	$8.360	$9.500	$8.840	$9.370	$8.830

Total Return(2)	(8.25)%	12.35%	(0.57)%	11.23%	5.32%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$15,958	$18,174	$14,491	$17,125	$8,303
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.54%	0.55%	0.58%	0.58%	0.63%
Interest and fee expense(3)	0.06%	0.07%	0.09%	0.08%	0.11%
Total expenses before custodian fee reduction	0.60%	0.62%	0.67%	0.66%	0.74%
Expenses after custodian fee reduction excluding interest and fees	0.54%	0.55%	0.58%	0.58%	0.62%
Net investment income	4.20%	4.61%	5.18%	4.91%	5.33%
Portfolio Turnover	14%	8%	7%	10%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

101	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Oregon Fund — Class A
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.570	$8.630	$9.180	$8.510	$8.720

Income (Loss) From Operations
Net investment income(1)	$0.380	$0.414	$0.443	$0.413	$0.399
Net realized and unrealized gain (loss)	(1.504)	0.939	(0.554)	0.648	(0.210)

Total income (loss) from operations	$(1.124)	$1.353	$(0.111)	$1.061	$0.189

Less Distributions
From net investment income	$(0.376)	$(0.413)	$(0.439)	$(0.391)	$(0.399)

Total distributions	$(0.376)	$(0.413)	$(0.439)	$(0.391)	$(0.399)

Net asset value — End of year	$8.070	$9.570	$8.630	$9.180	$8.510

Total Return(2)	(12.19)%	15.95%	(1.01)%	12.77%	2.65%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$89,102	$115,323	$99,049	$126,583	$118,827
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	0.74%	0.77%	0.78%	0.82%
Interest and fee expense(3)	0.08%	0.10%	0.10%	0.04%	0.12%
Total expenses before custodian fee reduction	0.81%	0.84%	0.87%	0.82%	0.94%
Expenses after custodian fee reduction excluding interest and fees	0.73%	0.74%	0.77%	0.78%	0.81%
Net investment income	4.05%	4.50%	5.21%	4.71%	5.05%
Portfolio Turnover	40%	17%	12%	22%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

102	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Oregon Fund — Class B
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.460	$9.440	$10.040	$9.310	$9.540

Income (Loss) From Operations
Net investment income(1)	$0.338	$0.380	$0.414	$0.380	$0.372
Net realized and unrealized gain (loss)	(1.634)	1.016	(0.604)	0.708	(0.233)

Total income (loss) from operations	$(1.296)	$1.396	$(0.190)	$1.088	$0.139

Less Distributions
From net investment income	$(0.334)	$(0.376)	$(0.410)	$(0.358)	$(0.369)

Total distributions	$(0.334)	$(0.376)	$(0.410)	$(0.358)	$(0.369)

Net asset value — End of year	$8.830	$10.460	$9.440	$10.040	$9.310

Total Return(2)	(12.75)%	15.00%	(1.73)%	11.92%	1.85%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,186	$5,927	$6,873	$10,773	$12,114
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.49%	1.52%	1.53%	1.56%
Interest and fee expense(3)	0.08%	0.10%	0.10%	0.04%	0.12%
Total expenses(4)	1.56%	1.59%	1.62%	1.57%	1.68%
Net investment income	3.29%	3.78%	4.44%	3.96%	4.31%
Portfolio Turnover	40%	17%	12%	22%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

103	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Oregon Fund — Class C
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.470	$9.450	$10.050	$9.320	$9.550

Income (Loss) From Operations
Net investment income(1)	$0.339	$0.376	$0.415	$0.380	$0.371
Net realized and unrealized gain (loss)	(1.634)	1.020	(0.605)	0.708	(0.232)

Total income (loss) from operations	$(1.295)	$1.396	$(0.190)	$1.088	$0.139

Less Distributions
From net investment income	$(0.335)	$(0.376)	$(0.410)	$(0.358)	$(0.369)

Total distributions	$(0.335)	$(0.376)	$(0.410)	$(0.358)	$(0.369)

Net asset value — End of year	$8.840	$10.470	$9.450	$10.050	$9.320

Total Return(2)	(12.74)%	14.99%	(1.72)%	11.91%	1.85%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,275	$23,894	$16,815	$21,031	$19,429
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.48%	1.52%	1.53%	1.57%
Interest and fee expense(3)	0.08%	0.10%	0.10%	0.04%	0.12%
Total expenses before custodian fee reduction	1.56%	1.58%	1.62%	1.57%	1.69%
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.48%	1.52%	1.53%	1.56%
Net investment income	3.30%	3.72%	4.46%	3.96%	4.29%
Portfolio Turnover	40%	17%	12%	22%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

104	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Oregon Fund — Class I
	Year Ended August 31,			Period Ended August 31, 2010(1)
	2013	2012	2011
Net asset value — Beginning of period	$9.560	$8.620	$9.180	$8.850

Income (Loss) From Operations
Net investment income(2)	$0.397	$0.419	$0.461	$0.033
Net realized and unrealized gain (loss)	(1.493)	0.951	(0.566)	0.330

Total income (loss) from operations	$(1.096)	$1.370	$(0.105)	$0.363

Less Distributions
From net investment income	$(0.394)	$(0.430)	$(0.455)	$(0.033)

Total distributions	$(0.394)	$(0.430)	$(0.455)	$(0.033)

Net asset value — End of period	$8.070	$9.560	$8.620	$9.180

Total Return(3)	(11.92)%	16.19%	(0.92)%	4.11	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,092	$26,776	$3,262	$1
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.53%	0.53%	0.57%	0.60	%(5)
Interest and fee expense(6)	0.08%	0.10%	0.10%	0.04	%(5)
Total expenses(7)	0.61%	0.63%	0.67%	0.64	%(5)
Net investment income	4.21%	4.48%	5.44%	4.66	%(5)
Portfolio Turnover	40%	17%	12%	22	%(8)

(1)	For the period from the commencement of operations on August 3, 2010 to August 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	For the year ended August 31, 2010.

105	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	South Carolina Fund — Class A
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.690	$8.930	$9.530	$8.870	$9.100

Income (Loss) From Operations
Net investment income(1)	$0.382	$0.401	$0.442	$0.413	$0.405
Net realized and unrealized gain (loss)	(1.193)	0.758	(0.603)	0.639	(0.233)

Total income (loss) from operations	$(0.811)	$1.159	$(0.161)	$1.052	$0.172

Less Distributions
From net investment income	$(0.379)	$(0.399)	$(0.439)	$(0.392)	$(0.402)

Total distributions	$(0.379)	$(0.399)	$(0.439)	$(0.392)	$(0.402)

Net asset value — End of year	$8.500	$9.690	$8.930	$9.530	$8.870

Total Return(2)	(8.73)%	13.21%	(1.52)%	12.12%	2.23%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$76,573	$93,466	$78,406	$109,294	$103,451
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%	0.74%	0.76%	0.75%	0.80%
Interest and fee expense(3)	0.07%	0.07%	0.10%	0.04%	0.10%
Total expenses(4)	0.79%	0.81%	0.86%	0.79%	0.90%
Net investment income	3.98%	4.28%	4.99%	4.51%	4.91%
Portfolio Turnover	44%	30%	14%	26%	44%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

106	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	South Carolina Fund — Class B
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.270	$9.470	$10.110	$9.410	$9.650

Income (Loss) From Operations
Net investment income(1)	$0.329	$0.354	$0.398	$0.365	$0.364
Net realized and unrealized gain (loss)	(1.253)	0.795	(0.643)	0.680	(0.246)

Total income (loss) from operations	$(0.924)	$1.149	$(0.245)	$1.045	$0.118

Less Distributions
From net investment income	$(0.326)	$(0.349)	$(0.395)	$(0.345)	$(0.358)

Total distributions	$(0.326)	$(0.349)	$(0.395)	$(0.345)	$(0.358)

Net asset value — End of year	$9.020	$10.270	$9.470	$10.110	$9.410

Total Return(2)	(9.30)%	12.30%	(2.29)%	11.31%	1.59%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,797	$3,909	$4,585	$7,252	$9,442
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%	1.49%	1.52%	1.51%	1.56%
Interest and fee expense(3)	0.07%	0.07%	0.10%	0.04%	0.10%
Total expenses(4)	1.54%	1.56%	1.62%	1.55%	1.66%
Net investment income	3.23%	3.56%	4.24%	3.76%	4.17%
Portfolio Turnover	44%	30%	14%	26%	44%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

107	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	South Carolina Fund — Class C
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.280	$9.470	$10.110	$9.410	$9.660

Income (Loss) From Operations
Net investment income(1)	$0.329	$0.350	$0.399	$0.365	$0.364
Net realized and unrealized gain (loss)	(1.263)	0.809	(0.644)	0.680	(0.256)

Total income (loss) from operations	$(0.934)	$1.159	$(0.245)	$1.045	$0.108

Less Distributions
From net investment income	$(0.326)	$(0.349)	$(0.395)	$(0.345)	$(0.358)

Total distributions	$(0.326)	$(0.349)	$(0.395)	$(0.345)	$(0.358)

Net asset value — End of year	$9.020	$10.280	$9.470	$10.110	$9.410

Total Return(2)	(9.39)%	12.41%	(2.29)%	11.31%	1.48%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$25,971	$29,876	$22,267	$28,500	$23,022
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%	1.48%	1.51%	1.50%	1.55%
Interest and fee expense(3)	0.07%	0.07%	0.10%	0.04%	0.10%
Total expenses(4)	1.54%	1.55%	1.61%	1.54%	1.65%
Net investment income	3.23%	3.51%	4.25%	3.75%	4.15%
Portfolio Turnover	44%	30%	14%	26%	44%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

108	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	South Carolina Fund — Class I
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.700	$8.930	$9.540	$8.880	$9.110

Income (Loss) From Operations
Net investment income(1)	$0.402	$0.422	$0.459	$0.432	$0.422
Net realized and unrealized gain (loss)	(1.193)	0.766	(0.612)	0.637	(0.233)

Total income (loss) from operations	$(0.791)	$1.188	$(0.153)	$1.069	$0.189

Less Distributions
From net investment income	$(0.399)	$(0.418)	$(0.457)	$(0.409)	$(0.419)

Total distributions	$(0.399)	$(0.418)	$(0.457)	$(0.409)	$(0.419)

Net asset value — End of year	$8.510	$9.700	$8.930	$9.540	$8.880

Total Return(2)	(8.53)%	13.55%	(1.43)%	12.32%	2.56%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,726	$26,081	$24,270	$39,520	$23,727
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.52%	0.54%	0.56%	0.56%	0.60%
Interest and fee expense(3)	0.07%	0.07%	0.10%	0.04%	0.10%
Total expenses(4)	0.59%	0.61%	0.66%	0.60%	0.70%
Net investment income	4.19%	4.49%	5.17%	4.71%	5.11%
Portfolio Turnover	44%	30%	14%	26%	44%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

109	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Tennessee Fund — Class A
	Year Ended August 31,
	2013		2012	2011	2010	2009
Net asset value — Beginning of year	$8.980		$8.560	$8.960	$8.670	$9.100

Income (Loss) From Operations
Net investment income(1)	$0.323		$0.351	$0.380	$0.380	$0.388
Net realized and unrealized gain (loss)	(0.739)		0.419	(0.403)	0.279	(0.424)

Total income (loss) from operations	$(0.416)		$0.770	$(0.023)	$0.659	$(0.036)

Less Distributions
From net investment income	$(0.322)		$(0.349)	$(0.377)	$(0.369)	$(0.394)
Tax return of capital	(0.002)		(0.001)	—	—	—

Total distributions	$(0.324)		$(0.350)	$(0.377)	$(0.369)	$(0.394)

Net asset value — End of year	$8.240		$8.980	$8.560	$8.960	$8.670

Total Return(2)	(4.82)%		9.14%	(0.20)%	7.71%	(0.03)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$33,334		$40,318	$39,755	$47,371	$46,787
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.72%		0.72%	0.73%	0.74%	0.79%
Interest and fee expense(3)	0.00	%(4)	0.01%	0.01%	0.01%	0.03%
Total expenses(5)	0.72%		0.73%	0.74%	0.75%	0.82%
Net investment income	3.64%		3.98%	4.39%	4.27%	4.72%
Portfolio Turnover	14%		9%	5%	12%	20%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Amount is less than 0.005%.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

110	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Tennessee Fund — Class B
	Year Ended August 31,
	2013		2012	2011	2010	2009
Net asset value — Beginning of year	$9.780		$9.320	$9.760	$9.450	$9.910

Income (Loss) From Operations
Net investment income(1)	$0.279		$0.313	$0.343	$0.342	$0.356
Net realized and unrealized gain (loss)	(0.798)		0.456	(0.443)	0.298	(0.458)

Total income (loss) from operations	$(0.519)		$0.769	$(0.100)	$0.640	$(0.102)

Less Distributions
From net investment income	$(0.279)		$(0.308)	$(0.340)	$(0.330)	$(0.358)
Tax return of capital	(0.002)		(0.001)	—	—	—

Total distributions	$(0.281)		$(0.309)	$(0.340)	$(0.330)	$(0.358)

Net asset value — End of year	$8.980		$9.780	$9.320	$9.760	$9.450

Total Return(2)	(5.47)%		8.35%	(0.99)%	6.86%	(0.73)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$755		$1,175	$1,634	$3,024	$4,069
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%		1.47%	1.49%	1.49%	1.54%
Interest and fee expense(3)	0.00	%(4)	0.01%	0.01%	0.01%	0.03%
Total expenses(5)	1.47%		1.48%	1.50%	1.50%	1.57%
Net investment income	2.89%		3.26%	3.64%	3.52%	3.99%
Portfolio Turnover	14%		9%	5%	12%	20%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Amount is less than 0.005%.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

111	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Tennessee Fund — Class C
	Year Ended August 31,
	2013		2012	2011	2010	2009
Net asset value — Beginning of year	$9.770		$9.320	$9.760	$9.440	$9.910

Income (Loss) From Operations
Net investment income(1)	$0.278		$0.308	$0.342	$0.339	$0.351
Net realized and unrealized gain (loss)	(0.797)		0.450	(0.442)	0.311	(0.463)

Total income (loss) from operations	$(0.519)		$0.758	$(0.100)	$0.650	$(0.112)

Less Distributions
From net investment income	$(0.279)		$(0.307)	$(0.340)	$(0.330)	$(0.358)
Tax return of capital	(0.002)		(0.001)	—	—	—

Total distributions	$(0.281)		$(0.308)	$(0.340)	$(0.330)	$(0.358)

Net asset value — End of year	$8.970		$9.770	$9.320	$9.760	$9.440

Total Return(2)	(5.48)%		8.24%	(0.99)%	6.97%	(0.83)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,751		$9,864	$7,544	$9,013	$6,004
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.47%		1.47%	1.48%	1.49%	1.54%
Interest and fee expense(3)	0.00	%(4)	0.01%	0.01%	0.01%	0.03%
Total expenses(5)	1.47%		1.48%	1.49%	1.50%	1.57%
Net investment income	2.88%		3.20%	3.64%	3.49%	3.93%
Portfolio Turnover	14%		9%	5%	12%	20%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(4)	Amount is less than 0.005%.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

112	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Tennessee Fund — Class I
	Year Ended August 31,				Period Ended August 31, 2010(1)
	2013		2012	2011
Net asset value — Beginning of period	$8.970		$8.550	$8.960	$8.890

Income (Loss) From Operations
Net investment income(2)	$0.340		$0.358	$0.395	$0.030
Net realized and unrealized gain (loss)	(0.728)		0.428	(0.413)	0.070

Total income (loss) from operations	$(0.388)		$0.786	$(0.018)	$0.100

Less Distributions
From net investment income	$(0.339)		$(0.365)	$(0.392)	$(0.030)
Tax return of capital	(0.003)		(0.001)	—	—

Total distributions	$(0.342)		$(0.366)	$(0.392)	$(0.030)

Net asset value — End of period	$8.240		$8.970	$8.550	$8.960

Total Return(3)	(4.52)%		9.35%	(0.15)%	1.12	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$679		$790	$104	$1
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.52%		0.52%	0.53%	0.57	%(5)
Interest and fee expense(6)	0.00	%(7)	0.01%	0.01%	0.01	%(5)
Total expenses(8)	0.52%		0.53%	0.54%	0.58	%(5)
Net investment income	3.84%		4.02%	4.59%	4.24	%(5)
Portfolio Turnover	14%		9%	5%	12	%(9)

(1)	For the period from the commencement of operations on August 3, 2010 to August 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	Amount is less than 0.005%.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	For the year ended August 31, 2010.

113	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Virginia Fund — Class A
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$8.460	$8.060	$8.480	$8.360	$8.690

Income (Loss) From Operations
Net investment income(1)	$0.334	$0.354	$0.394	$0.396	$0.391
Net realized and unrealized gain (loss)	(0.675)	0.397	(0.424)	0.100	(0.327)

Total income (loss) from operations	$(0.341)	$0.751	$(0.030)	$0.496	$0.064

Less Distributions
From net investment income	$(0.329)	$(0.351)	$(0.390)	$(0.376)	$(0.394)

Total distributions	$(0.329)	$(0.351)	$(0.390)	$(0.376)	$(0.394)

Net asset value — End of year	$7.790	$8.460	$8.060	$8.480	$8.360

Total Return(2)	(4.25)%	9.48%	(0.31)%	5.97%	1.27%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$65,762	$80,350	$80,065	$99,082	$105,788
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	0.76%	0.77%	0.78%	0.83%
Interest and fee expense(3)	0.04%	0.04%	0.05%	0.04%	0.12%
Total expenses before custodian fee reduction	0.77%	0.80%	0.82%	0.82%	0.95%
Expenses after custodian fee reduction excluding interest and fees	0.73%	0.76%	0.77%	0.78%	0.82%
Net investment income	3.97%	4.27%	4.82%	4.61%	5.06%
Portfolio Turnover	9%	9%	4%	5%	32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

114	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Virginia Fund — Class B
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.360	$8.920	$9.380	$9.250	$9.620

Income (Loss) From Operations
Net investment income(1)	$0.300	$0.324	$0.368	$0.368	$0.370
Net realized and unrealized gain (loss)	(0.746)	0.435	(0.465)	0.110	(0.370)

Total income (loss) from operations	$(0.446)	$0.759	$(0.097)	$0.478	$—

Less Distributions
From net investment income	$(0.294)	$(0.319)	$(0.363)	$(0.348)	$(0.370)

Total distributions	$(0.294)	$(0.319)	$(0.363)	$(0.348)	$(0.370)

Net asset value — End of year	$8.620	$9.360	$8.920	$9.380	$9.250

Total Return(2)	(4.95)%	8.63%	(1.00)%	5.19%	0.43%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,626	$2,817	$3,757	$6,478	$9,863
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.51%	1.52%	1.53%	1.58%
Interest and fee expense(3)	0.04%	0.04%	0.05%	0.04%	0.12%
Total expenses before custodian fee reduction	1.52%	1.55%	1.57%	1.57%	1.70%
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.51%	1.52%	1.53%	1.57%
Net investment income	3.22%	3.53%	4.06%	3.87%	4.34%
Portfolio Turnover	9%	9%	4%	5%	32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

115	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Virginia Fund — Class C
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.370	$8.930	$9.390	$9.260	$9.630

Income (Loss) From Operations
Net investment income(1)	$0.299	$0.324	$0.369	$0.367	$0.368
Net realized and unrealized gain (loss)	(0.755)	0.435	(0.465)	0.111	(0.368)

Total income (loss) from operations	$(0.456)	$0.759	$(0.096)	$0.478	$—

Less Distributions
From net investment income	$(0.294)	$(0.319)	$(0.364)	$(0.348)	$(0.370)

Total distributions	$(0.294)	$(0.319)	$(0.364)	$(0.348)	$(0.370)

Net asset value — End of year	$8.620	$9.370	$8.930	$9.390	$9.260

Total Return(2)	(5.05)%	8.63%	(0.99)%	5.19%	0.43%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,059	$9,179	$9,699	$13,453	$12,287
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.51%	1.52%	1.53%	1.59%
Interest and fee expense(3)	0.04%	0.04%	0.05%	0.04%	0.12%
Total expenses before custodian fee reduction	1.52%	1.55%	1.57%	1.57%	1.71%
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.51%	1.52%	1.53%	1.58%
Net investment income	3.21%	3.52%	4.08%	3.86%	4.29%
Portfolio Turnover	9%	9%	4%	5%	32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

116	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Financial Highlights — continued

	Virginia Fund — Class I
	Year Ended August 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$8.480	$8.080	$8.500	$8.370	$8.710

Income (Loss) From Operations
Net investment income(1)	$0.351	$0.371	$0.411	$0.414	$0.403
Net realized and unrealized gain (loss)	(0.675)	0.397	(0.424)	0.109	(0.332)

Total income (loss) from operations	$(0.324)	$0.768	$(0.013)	$0.523	$0.071

Less Distributions
From net investment income	$(0.346)	$(0.368)	$(0.407)	$(0.393)	$(0.411)

Total distributions	$(0.346)	$(0.368)	$(0.407)	$(0.393)	$(0.411)

Net asset value — End of year	$7.810	$8.480	$8.080	$8.500	$8.370

Total Return(2)	(4.03)%	9.68%	(0.09)%	6.30%	1.36%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,539	$19,635	$18,510	$18,557	$9,945
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.53%	0.55%	0.57%	0.57%	0.64%
Interest and fee expense(3)	0.04%	0.04%	0.05%	0.04%	0.12%
Total expenses before custodian fee reduction	0.57%	0.59%	0.62%	0.61%	0.76%
Expenses after custodian fee reduction excluding interest and fees	0.53%	0.55%	0.57%	0.57%	0.63%
Net investment income	4.17%	4.46%	5.02%	4.81%	5.20%
Portfolio Turnover	9%	9%	4%	5%	32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

117	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

August 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of twenty-two funds, eleven of which, each non-diversified, are included in these financial statements. They include Eaton Vance Alabama Municipal Income Fund (Alabama Fund), Eaton Vance Arkansas Municipal Income Fund (Arkansas Fund), Eaton Vance Georgia Municipal Income Fund (Georgia Fund), Eaton Vance Kentucky Municipal Income Fund (Kentucky Fund), Eaton Vance Maryland Municipal Income Fund (Maryland Fund), Eaton Vance Missouri Municipal Income Fund (Missouri Fund), Eaton Vance North Carolina Municipal Income Fund (North Carolina Fund), Eaton Vance Oregon Municipal Income Fund (Oregon Fund), Eaton Vance South Carolina Municipal Income Fund (South Carolina Fund), Eaton Vance Tennessee Municipal Income Fund (Tennessee Fund) and Eaton Vance Virginia Municipal Income Fund (Virginia Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. The Funds offer four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At August 31, 2013, the following Funds, for federal income tax purposes, had capital loss carryforwards and deferred capital losses which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Funds’ next taxable year and are treated as realized prior to

118

Eaton Vance

Municipal Income Funds

August 31, 2013

Notes to Financial Statements — continued

the utilization of the capital loss carryforward. The amounts and expiration dates of the capital loss carryforwards and the amounts of the deferred capital losses are as follows:

Expiration Date	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

August 31, 2015	$—	$—	$536,265	$—	$204,999	$—
August 31, 2016	143,185	126,693	306,338	98,602	4,159,062	337,671
August 31, 2017	149,650	826,603	980,989	155,003	34,823	2,259,438
August 31, 2018	1,195,230	1,981,781	2,812,349	442,246	2,032,881	3,282,262
August 31, 2019	434,821	1,798,823	3,087,553	958,653	1,823,894	1,434,581

Total capital loss carryforward	$1,922,886	$4,733,900	$7,723,494	$1,654,504	$8,255,659	$7,313,952

Deferred capital losses	$1,341,092	$1,531,481	$2,080,080	$287,823	$1,236,399	$1,858,560

Expiration Date	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

August 31, 2015	$88,235	$—	$—	$—	$—
August 31, 2016	274,170	2,145,240	1,027,752	238,529	502,088
August 31, 2017	—	1,066,237	3,019,420	—	3,212,881
August 31, 2018	3,573,563	9,061,392	10,869,967	3,909,047	464,954
August 31, 2019	1,655,671	809,441	527,346	1,662,071	10,782,176

Total capital loss carryforward	$5,591,639	$13,082,310	$15,444,485	$5,809,647	$14,962,099

Deferred capital losses	$3,857,848	$4,364,457	$5,464,398	$898,036	$4,993,064

As of August 31, 2013, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

119

Eaton Vance

Municipal Income Funds

August 31, 2013

Notes to Financial Statements — continued

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 12) at August 31, 2013. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At August 31, 2013, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

	Alabama Fund	Georgia Fund	Maryland Fund	Missouri Fund

Floating Rate Notes Outstanding	$405,000	$3,375,000	$3,810,000	$850,000
Interest Rate or Range of Interest Rates (%)	0.16	0.10	0.06 - 0.16	0.07
Collateral for Floating Rate Notes Outstanding	$452,914	$4,678,470	$4,865,807	$1,391,841

	North Carolina Fund	Oregon Fund	South Carolina Fund	Virginia Fund

Floating Rate Notes Outstanding	$9,935,000	$17,370,000	$17,590,000	$3,330,000
Interest Rate or Range of Interest Rates (%)	0.07 - 0.60	0.08 - 0.60	0.06 - 0.60	0.06
Collateral for Floating Rate Notes Outstanding	$13,525,728	$23,429,417	$23,614,588	$5,599,947

For the year ended August 31, 2013, the Funds’ average Floating Rate Notes outstanding and the average interest rate including fees were as follows:

	Alabama Fund	Arkansas Fund	Georgia Fund	Maryland Fund	Missouri Fund

Average Floating Rate Notes Outstanding	$1,674,247	$261,370	$3,762,699	$3,810,000	$1,851,781
Average Interest Rate	0.81%	1.04%	0.78%	0.69%	0.95%

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Average Floating Rate Notes Outstanding	$9,935,000	$17,370,000	$14,223,151	$121,973	$3,992,137
Average Interest Rate	0.79%	0.76%	0.77%	1.04%	0.94%

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of August 31, 2013.

120

Eaton Vance

Municipal Income Funds

August 31, 2013

Notes to Financial Statements — continued

The Funds may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Funds’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2013 and August 31, 2012 was as follows:

	Year Ended August 31, 2013
	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Distributions declared from:
Tax-exempt income	$1,986,313	$2,355,740	$2,541,072	$2,083,067	$2,861,041	$3,105,315
Ordinary income	$12,102	$—	$1,474	$6,358	$13,202	$—
Tax return of capital	$19,790	$17,225	$25,153	$—	$—	$—

121

Eaton Vance

Municipal Income Funds

August 31, 2013

Notes to Financial Statements — continued

	Year Ended August 31, 2013
	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Distributions declared from:
Tax-exempt income	$5,311,680	$6,398,423	$6,065,027	$1,764,487	$4,121,354
Ordinary income	$—	$257,846	$—	$21,863	$3,181
Tax return of capital	$—	$—	$—	$13,164	$—

	Year Ended August 31, 2012
	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Distributions declared from:
Tax-exempt income	$2,061,723	$2,535,467	$2,707,692	$2,069,978	$3,025,681	$3,257,576
Ordinary income	$7,782	$—	$—	$628	$14,257	$—
Tax return of capital	$3,174	$29,008	$19,025	$—	$—	$—

	Year Ended August 31, 2012
	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Distributions declared from:
Tax-exempt income	$4,904,826	$6,126,902	$5,771,586	$1,897,256	$4,698,843
Ordinary income	$—	$88,204	$6,472	$10,713	$13,235
Tax return of capital	$—	$—	$—	$3,667	$—

During the year ended August 31, 2013, the following amounts were reclassified due to expired capital loss carryforwards and differences between book and tax accounting, primarily for defaulted bond interest and accretion of market discount.

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Change in:
Paid-in capital	$—	$(661,011)	$(931,893)	$(944,485)	$(818,358)	$(831,764)
Accumulated net realized loss	$(12,277)	$679,364	$943,394	$938,975	$844,634	$856,463
Accumulated undistributed (distributions in excess of) net investment income	$12,277	$(18,353)	$(11,501)	$5,510	$(26,276)	$(24,699)

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Change in:
Paid-in capital	$—	$(1,258,470)	$(290,762)	$(309,297)	$(1,185,970)
Accumulated net realized loss	$61,575	$1,330,650	$340,891	$297,391	$1,244,060
Accumulated undistributed (distributions in excess of) net investment income	$(61,575)	$(72,180)	$(50,129)	$11,906	$(58,090)

122

Eaton Vance

Municipal Income Funds

August 31, 2013

Notes to Financial Statements — continued

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of August 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Undistributed tax-exempt income	$—	$—	$—	$25,659	$31,882	$117,512
Capital loss carryforward and deferred capital losses	$(3,263,978)	$(6,265,381)	$(9,803,574)	$(1,942,327)	$(9,492,058)	$(9,172,512)
Net unrealized appreciation (depreciation)	$76,863	$(1,912,621)	$(386,733)	$283,375	$(1,005,209)	$660,564
Other temporary differences	$(36,118)	$(14,806)	$(49,975)	$(17,881)	$(57,937)	$(26,088)

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Undistributed tax-exempt income	$284,484	$278,540	$236,797	$—	$214,363
Capital loss carryforward and deferred capital losses	$(9,449,487)	$(17,446,767)	$(20,908,883)	$(6,707,683)	$(19,955,163)
Net unrealized appreciation (depreciation)	$(3,092,700)	$(7,454,358)	$(4,095,046)	$(504,456)	$2,368,222
Other temporary differences	$(93,674)	$(77,924)	$(123,377)	$(16,286)	$(83,191)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to futures contracts, accretion of market discount, residual interest bonds, wash sales, defaulted bond interest and the timing of recognizing distributions to shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $20 million	0.10%	1.00%
$20 million up to $40 million	0.20	2.00
$40 million up to $500 million	0.30	3.00

On average daily net assets of $500 million or more, the rates are reduced.

For the year ended August 31, 2013, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Investment Adviser Fee	$154,847	$203,652	$220,794	$155,237	$274,350	$294,849
Effective Annual Rate	0.28%	0.30%	0.31%	0.28%	0.33%	0.33%

123

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Municipal Income Funds

August 31, 2013

Notes to Financial Statements — continued

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Investment Adviser Fee	$520,874	$663,880	$611,282	$135,628	$380,751
Effective Annual Rate	0.38%	0.39%	0.39%	0.26%	0.36%

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended August 31, 2013 were as follows:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

EVM’s Sub-Transfer Agent Fees	$1,528	$1,723	$1,661	$1,750	$2,470	$2,508
EVD’s Class A Sales Charges	$9,975	$21,343	$10,720	$7,107	$12,319	$21,049

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

EVM’s Sub-Transfer Agent Fees	$3,444	$4,066	$2,957	$1,397	$3,934
EVD’s Class A Sales Charges	$40,703	$63,957	$57,959	$12,173	$10,937

Trustees and officers of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2013 for Class A shares amounted to the following:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Class A Distribution and Service Fees	$82,040	$112,138	$100,564	$86,245	$118,273	$153,779

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Class A Distribution and Service Fees	$184,770	$224,068	$188,281	$78,886	$152,966

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Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. For the year ended August 31, 2013, the Funds paid or accrued to EVD the following distribution fees:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Class B Distribution Fees	$7,346	$14,127	$12,425	$3,920	$15,324	$12,538
Class C Distribution Fees	$22,555	$53,420	$52,997	$31,192	$132,999	$51,100

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Class B Distribution Fees	$13,341	$35,667	$26,715	$7,196	$17,154
Class C Distribution Fees	$181,462	$176,204	$243,023	$76,310	$68,710

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.20% per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2013 amounted to the following:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Class B Service Fees	$1,959	$3,767	$3,314	$1,045	$4,087	$3,344
Class C Service Fees	$6,015	$14,245	$14,133	$8,318	$35,466	$13,627

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Class B Service Fees	$3,558	$9,511	$7,124	$1,919	$4,575
Class C Service Fees	$48,390	$46,988	$64,806	$20,349	$18,323

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its

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affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended August 31, 2013, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Class A	$—	$10	$—	$—	$—	$200
Class B	$1,000	$3,000	$2,000	$2,000	$1,000	$50
Class C	$1,000	$3,000	$—	$4,000	$5,000	$400

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Class A	$2,000	$23,000	$10,000	$30	$—
Class B	$2,000	$2,000	$2,000	$200	$3,000
Class C	$6,000	$4,000	$4,000	$1,000	$1,000

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended August 31, 2013 were as follows:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Purchases	$19,902,450	$8,651,571	$13,868,106	$8,364,486	$8,684,867	$8,835,200
Sales	$24,907,785	$11,148,129	$18,141,608	$7,409,025	$11,502,538	$20,545,807

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Purchases	$29,771,454	$73,705,115	$74,471,555	$7,043,180	$9,824,650
Sales	$19,834,169	$98,657,484	$73,213,171	$9,354,576	$18,755,195

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Alabama Fund
	Year Ended August 31, 2013
	Class A	Class B	Class C	Class I

Sales	202,121	2,620	61,711	1,342,021
Issued to shareholders electing to receive payments of distributions in Fund shares	117,846	2,294	3,709	24,156
Redemptions	(585,525)	(24,657)	(89,089)	(1,502,780)
Exchange from Class B shares	41,037	—	—	—
Exchange to Class A shares	—	(37,304)	—	—

Net decrease	(224,521)	(57,047)	(23,669)	(136,603)

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	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	143,007	16,556	57,816	107,912
Issued to shareholders electing to receive payments of distributions in Fund shares	121,194	3,220	3,479	6,648
Redemptions	(564,548)	(19,416)	(26,632)	(29,762)
Exchange from Class B shares	46,568	—	—	—
Exchange to Class A shares	—	(42,355)	—	—

Net increase (decrease)	(253,779)	(41,995)	34,663	84,798

Arkansas Fund
	Year Ended August 31, 2013
	Class A	Class B	Class C	Class I

Sales	593,566	1,121	183,068	54,461
Issued to shareholders electing to receive payments of distributions in Fund shares	193,675	4,950	17,769	9,078
Redemptions	(983,517)	(33,277)	(232,562)	(96,811)
Exchange from Class B shares	20,838	—	—	—
Exchange to Class A shares	—	(19,394)	—	—

Net decrease	(175,438)	(46,600)	(31,725)	(33,272)

	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	427,450	16,807	114,901	80,455
Issued to shareholders electing to receive payments of distributions in Fund shares	199,305	6,777	17,891	8,757
Redemptions	(1,109,481)	(33,387)	(103,395)	(20,865)
Exchange from Class B shares	64,823	—	—	—
Exchange to Class A shares	—	(60,319)	—	—

Net increase (decrease)	(417,903)	(70,122)	29,397	68,347

Georgia Fund
	Year Ended August 31, 2013
	Class A	Class B	Class C	Class I

Sales	508,909	87	111,421	293,024
Issued to shareholders electing to receive payments of distributions in Fund shares	163,621	4,421	17,646	20,524
Redemptions	(801,508)	(15,333)	(234,889)	(678,175)
Exchange from Class B shares	87,139	—	—	—
Exchange to Class A shares	—	(81,543)	—	—

Net decrease	(41,839)	(92,368)	(105,822)	(364,627)

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	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	596,429	3,997	162,390	663,525
Issued to shareholders electing to receive payments of distributions in Fund shares	152,832	6,786	18,811	11,186
Redemptions	(949,573)	(24,956)	(188,420)	(360,072)
Exchange from Class B shares	107,125	—	—	—
Exchange to Class A shares	—	(100,235)	—	—

Net increase (decrease)	(93,187)	(114,408)	(7,219)	314,639

Kentucky Fund
	Year Ended August 31, 2013
	Class A	Class B	Class C	Class I

Sales	187,211	54	167,330	398,553
Issued to shareholders electing to receive payments of distributions in Fund shares	156,148	1,359	11,953	34,278
Redemptions	(658,154)	(10,393)	(154,183)	(194,897)
Exchange from Class B shares	26,500	—	—	—
Exchange to Class A shares	—	(24,542)	—	—

Net increase (decrease)	(288,295)	(33,522)	25,100	237,934

	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	301,735	621	144,564	660,328
Issued to shareholders electing to receive payments of distributions in Fund shares	173,700	2,311	8,648	11,872
Redemptions	(1,085,211)	(14,800)	(34,768)	(16,127)
Exchange from Class B shares	39,004	—	—	—
Exchange to Class A shares	—	(36,119)	—	—

Net increase (decrease)	(570,772)	(47,987)	118,444	656,073

Maryland Fund
	Year Ended August 31, 2013
	Class A	Class B	Class C	Class I

Sales	240,292	555	569,651	345,219
Issued to shareholders electing to receive payments of distributions in Fund shares	173,529	4,557	36,816	8,748
Redemptions	(1,238,715)	(21,040)	(418,022)	(224,847)
Exchange from Class B shares	23,548	—	—	—
Exchange to Class A shares	—	(21,592)	—	—

Net increase (decrease)	(801,346)	(37,520)	188,445	129,120

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	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	449,945	11,328	439,585	164,692
Issued to shareholders electing to receive payments of distributions in Fund shares	184,577	7,290	28,420	4,978
Redemptions	(694,636)	(35,000)	(93,381)	(43,492)
Exchange from Class B shares	134,694	—	—	—
Exchange to Class A shares	—	(123,487)	—	—

Net increase (decrease)	74,580	(139,869)	374,624	126,178

Missouri Fund
	Year Ended August 31, 2013
	Class A	Class B	Class C	Class I

Sales	520,705	180	113,223	239,171
Issued to shareholders electing to receive payments of distributions in Fund shares	255,330	4,094	13,396	12,049
Redemptions	(2,104,209)	(26,488)	(95,635)	(63,420)
Exchange from Class B shares	32,043	—	—	—
Exchange to Class A shares	—	(28,989)	—	—

Net increase (decrease)	(1,296,131)	(51,203)	30,984	187,800

	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	771,271	1,602	127,064	225,040
Issued to shareholders electing to receive payments of distributions in Fund shares	252,811	5,656	11,220	5,191
Redemptions	(1,176,795)	(45,849)	(23,729)	(78,381)
Exchange from Class B shares	45,695	—	—	—
Exchange to Class A shares	—	(41,337)	—	—

Net increase (decrease)	(107,018)	(79,928)	114,555	151,850

North Carolina Fund
	Year Ended August 31, 2013
	Class A	Class B	Class C	Class I

Sales	1,813,686	1,178	627,463	714,001
Issued to shareholders electing to receive payments of distributions in Fund shares	338,950	5,129	66,965	25,723
Redemptions	(1,982,005)	(46,117)	(547,577)	(743,813)
Exchange from Class B shares	45,510	—	—	—
Exchange to Class A shares	—	(42,317)	—	—

Net increase (decrease)	216,141	(82,127)	146,851	(4,089)

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	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	1,514,225	6,904	897,724	656,908
Issued to shareholders electing to receive payments of distributions in Fund shares	308,789	7,413	47,155	13,542
Redemptions	(1,020,271)	(43,496)	(269,162)	(396,199)
Exchange from Class B shares	36,413	—	—	—
Exchange to Class A shares	—	(33,854)	—	—

Net increase (decrease)	839,156	(63,033)	675,717	274,251

Oregon Fund
	Year Ended August 31, 2013
	Class A	Class B	Class C	Class I

Sales	1,778,229	2,689	468,771	1,618,902
Issued to shareholders electing to receive payments of distributions in Fund shares	439,750	12,855	67,574	25,429
Redemptions	(3,359,359)	(109,179)	(863,448)	(2,822,968)
Exchange from Class B shares	122,503	—	—	—
Exchange to Class A shares	—	(111,979)	—	—

Net decrease	(1,018,877)	(205,614)	(327,103)	(1,178,637)

	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	1,888,879	16,820	628,860	2,678,857
Issued to shareholders electing to receive payments of distributions in Fund shares	414,388	18,088	61,338	18,863
Redemptions	(1,826,076)	(106,111)	(188,781)	(274,425)
Exchange from Class B shares	99,188	—	—	—
Exchange to Class A shares	—	(90,656)	—	—

Net increase (decrease)	576,379	(161,859)	501,417	2,423,295

South Carolina Fund
	Year Ended August 31, 2013
	Class A	Class B	Class C	Class I

Sales	1,417,018	93	731,519	1,429,179
Issued to shareholders electing to receive payments of distributions in Fund shares	344,300	10,755	87,149	27,524
Redemptions	(2,440,606)	(45,666)	(846,224)	(1,475,802)
Exchange from Class B shares	37,597	—	—	—
Exchange to Class A shares	—	(35,442)	—	—

Net decrease	(641,691)	(70,260)	(27,556)	(19,099)

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	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	1,514,642	12,187	899,402	710,766
Issued to shareholders electing to receive payments of distributions in Fund shares	331,874	13,838	68,899	21,080
Redemptions	(1,044,208)	(72,324)	(413,034)	(758,800)
Exchange from Class B shares	61,113	—	—	—
Exchange to Class A shares	—	(57,578)	—	—

Net increase (decrease)	863,421	(103,877)	555,267	(26,954)

Tennessee Fund
	Year Ended August 31, 2013
	Class A	Class B	Class C	Class I

Sales	340,244	87	252,784	59,450
Issued to shareholders electing to receive payments of distributions in Fund shares	137,282	2,608	25,049	3,561
Redemptions	(957,901)	(8,112)	(311,946)	(68,712)
Exchange from Class B shares	33,457	—	—	—
Exchange to Class A shares	—	(30,714)	—	—

Net decrease	(446,918)	(36,131)	(34,113)	(5,701)

	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	346,261	6,506	292,773	87,746
Issued to shareholders electing to receive payments of distributions in Fund shares	142,789	3,759	19,548	2,337
Redemptions	(695,040)	(17,948)	(112,732)	(14,132)
Exchange from Class B shares	51,607	—	—	—
Exchange to Class A shares	—	(47,359)	—	—

Net increase (decrease)	(154,383)	(55,042)	199,589	75,951

Virginia Fund
	Year Ended August 31, 2013
	Class A	Class B	Class C	Class I

Sales	410,208	7,622	165,131	479,456
Issued to shareholders electing to receive payments of distributions in Fund shares	292,150	7,053	24,754	20,580
Redemptions	(1,806,321)	(82,915)	(235,382)	(697,267)
Exchange from Class B shares	48,802	—	—	—
Exchange to Class A shares	—	(44,085)	—	—

Net decrease	(1,055,161)	(112,325)	(45,497)	(197,231)

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	Year Ended August 31, 2012
	Class A	Class B	Class C	Class I

Sales	786,914	12,031	104,511	542,801
Issued to shareholders electing to receive payments of distributions in Fund shares	316,120	11,285	27,784	9,215
Redemptions	(1,655,765)	(35,035)	(238,762)	(526,942)
Exchange from Class B shares	120,077	—	—	—
Exchange to Class A shares	—	(108,476)	—	—

Net increase (decrease)	(432,654)	(120,195)	(106,467)	25,074

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at August 31, 2013, as determined on a federal income tax basis, were as follows:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Aggregate cost	$42,661,488	$60,320,258	$59,482,274	$50,116,203	$72,374,104	$68,866,380

Gross unrealized appreciation	$1,274,350	$1,157,607	$1,802,469	$1,844,242	$2,549,303	$3,057,817
Gross unrealized depreciation	(1,197,487)	(3,070,228)	(2,189,202)	(1,560,867)	(3,554,512)	(2,397,253)

Net unrealized appreciation (depreciation)	$76,863	$(1,912,621)	$(386,733)	$283,375	$(1,005,209)	$660,564

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Aggregate cost	$120,639,975	$127,677,570	$129,966,666	$43,516,157	$88,677,429

Gross unrealized appreciation	$4,319,054	$4,638,513	$4,184,155	$2,032,575	$5,512,556
Gross unrealized depreciation	(7,411,754)	(12,092,871)	(8,279,201)	(2,537,031)	(3,144,334)

Net unrealized appreciation (depreciation)	$(3,092,700)	$(7,454,358)	$(4,095,046)	$(504,456)	$2,368,222

9  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $600 million ($750 million effective September 9, 2013) unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. At August 31, 2013, the North Carolina Fund had a balance outstanding pursuant to this line of credit of $2,400,000, at an interest rate of 1.08%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at August 31, 2013. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 12) at August 31, 2013. The Funds’ average borrowings or allocated fees during the year ended August 31, 2013 were not significant.

10  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft, the Funds are obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on a Fund’s assets to the extent of any overdraft. At August 31, 2013, the Georgia Fund and North Carolina Fund had payments due to SSBT pursuant to the foregoing arrangement of $40,296 and

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$20,231, respectively. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at August 31, 2013. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 12) at August 31, 2013. The Funds’ average overdraft advances during the year ended August 31, 2013 were not significant.

11  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at August 31, 2013 is as follows:

Futures Contracts
Fund	Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation

Alabama	12/13	5 U.S. Long Treasury Bond	Short	$(658,858)	$(659,531)	$(673)
Arkansas	12/13	75 U.S. Long Treasury Bond	Short	$(9,882,871)	$(9,892,969)	$(10,098)
Georgia	12/13	105 U.S. Long Treasury Bond	Short	$(13,836,019)	$(13,850,156)	$(14,137)
Kentucky	12/13	65 U.S. Long Treasury Bond	Short	$(8,565,155)	$(8,573,907)	$(8,752)
Maryland	12/13	38 U.S. Long Treasury Bond	Short	$(5,007,321)	$(5,012,437)	$(5,116)
Missouri	12/13	39 U.S. 10-Year Treasury Note	Short	$(4,831,968)	$(4,846,969)	$(15,001)
	12/13	9 U.S. Long Treasury Bond	Short	(1,185,944)	(1,187,156)	(1,212)
Tennessee	12/13	60 U.S. Long Treasury Bond	Short	$(7,906,296)	$(7,914,375)	$(8,079)
Virginia	12/13	200 U.S. Long Treasury Bond	Short	$(26,354,322)	$(26,381,250)	$(26,928)

At August 31, 2013, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Funds purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

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The fair values of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at August 31, 2013 were as follows:

	Alabama Fund		Arkansas Fund		Georgia Fund		Kentucky Fund

Liability Derivative:
Futures Contracts	$(673	)(1)	$(10,098	)(1)	$(14,137	)(1)	$(8,752	)(1)

Total	$(673)		$(10,098)		$(14,137)		$(8,752)

	Maryland Fund		Missouri Fund		Tennessee Fund		Virginia Fund

Liability Derivative:
Futures Contracts	$(5,116	)(1)	$(16,213	)(1)	$(8,079	)(1)	$(26,928	)(1)

Total	$(5,116)		$(16,213)		$(8,079)		$(26,928)

(1)

Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended August 31, 2013 was as follows:

	Alabama Fund		Arkansas Fund		Georgia Fund		Kentucky Fund		Maryland Fund		Missouri Fund

Realized Gain (Loss) on Derivatives Recognized in Income	$72,202	(1)	$955,752	(1)	$1,402,362	(1)	$828,318	(1)	$484,333	(1)	$311,872	(1)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income	$4,325	(2)	$114,844	(2)	$177,441	(2)	$99,531	(2)	$58,188	(2)	$37,547	(2)

	North Carolina Fund		Oregon Fund		South Carolina Fund		Tennessee Fund		Virginia Fund

Realized Gain (Loss) on Derivatives Recognized in Income	$848,818	(1)	$681,442	(1)	$900,900	(1)	$828,910	(1)	$2,838,061	(1)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income	$333,178	(2)	$499,768	(2)	$499,768	(2)	$108,533	(2)	$381,216	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

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Notes to Financial Statements — continued

The average notional amounts of futures contracts outstanding during the year ended August 31, 2013, which are indicative of the volume of this derivative type, were approximately as follows:

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund	Maryland Fund	Missouri Fund

Average Notional Amount:
Futures Contracts	$462,000	$7,500,000	$11,192,000	$6,500,000	$3,800,000	$4,800,000

	North Carolina Fund	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund

Average Notional Amount:
Futures Contracts	$8,462,000	$14,615,000	$12,885,000	$6,692,000	$23,115,000

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2013, the hierarchy of inputs used in valuing the Funds’ investments and open derivative instruments, which are carried at value, were as follows:

Alabama Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$43,143,351	$—	$43,143,351

Total Investments	$—	$43,143,351	$—	$43,143,351

Liability Description

Futures Contracts	$(673)	$—	$—	$(673)

Total	$(673)	$—	$—	$(673)

Arkansas Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$58,407,637	$—	$58,407,637

Total Investments	$—	$58,407,637	$—	$58,407,637

Liability Description

Futures Contracts	$(10,098)	$—	$—	$(10,098)

Total	$(10,098)	$—	$—	$(10,098)

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Notes to Financial Statements — continued

Georgia Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$62,470,541	$—	$62,470,541

Total Investments	$—	$62,470,541	$—	$62,470,541

Liability Description

Futures Contracts	$(14,137)	$—	$—	$(14,137)

Total	$(14,137)	$—	$—	$(14,137)

Kentucky Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$50,399,578	$—	$50,399,578

Total Investments	$—	$50,399,578	$—	$50,399,578

Liability Description

Futures Contracts	$(8,752)	$—	$—	$(8,752)

Total	$(8,752)	$—	$—	$(8,752)

Maryland Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$75,178,895	$—	$75,178,895

Total Investments	$—	$75,178,895	$—	$75,178,895

Liability Description

Futures Contracts	$(5,116)	$—	$—	$(5,116)

Total	$(5,116)	$—	$—	$(5,116)

Missouri Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$70,376,944	$—	$70,376,944

Total Investments	$—	$70,376,944	$—	$70,376,944

Liability Description

Futures Contracts	$(16,213)	$—	$—	$(16,213)

Total	$(16,213)	$—	$—	$(16,213)

North Carolina Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$127,482,275	$—	$127,482,275

Total Investments	$—	$127,482,275	$—	$127,482,275

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Notes to Financial Statements — continued

Oregon Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$133,297,562	$—	$133,297,562
Taxable Municipal Securities	—	4,295,650	—	4,295,650

Total Investments	$—	$137,593,212	$—	$137,593,212

South Carolina Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$143,461,620	$—	$143,461,620

Total Investments	$—	$143,461,620	$—	$143,461,620

Tennessee Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$43,011,701	$—	$43,011,701

Total Investments	$—	$43,011,701	$—	$43,011,701

Liability Description

Futures Contracts	$(8,079)	$—	$—	$(8,079)

Total	$(8,079)	$—	$—	$(8,079)

Virginia Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$94,375,651	$—	$94,375,651

Total Investments	$—	$94,375,651	$—	$94,375,651

Liability Description

Futures Contracts	$(26,928)	$—	$—	$(26,928)

Total	$(26,928)	$—	$—	$(26,928)

The Funds held no investments or other financial instruments as of August 31, 2012 whose fair value was determined using Level 3 inputs. At August 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

137

Eaton Vance

Municipal Income Funds

August 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance Alabama Municipal Income Fund, Eaton Vance Arkansas Municipal Income Fund, Eaton Vance Georgia Municipal Income Fund, Eaton Vance Kentucky Municipal Income Fund, Eaton Vance Maryland Municipal Income Fund, Eaton Vance Missouri Municipal Income Fund, Eaton Vance North Carolina Municipal Income Fund, Eaton Vance Oregon Municipal Income Fund, Eaton Vance South Carolina Municipal Income Fund, Eaton Vance Tennessee Municipal Income Fund, and Eaton Vance Virginia Municipal Income Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Alabama Municipal Income Fund, Eaton Vance Arkansas Municipal Income Fund, Eaton Vance Georgia Municipal Income Fund, Eaton Vance Kentucky Municipal Income Fund, Eaton Vance Maryland Municipal Income Fund, Eaton Vance Missouri Municipal Income Fund, Eaton Vance North Carolina Municipal Income Fund, Eaton Vance Oregon Municipal Income Fund, Eaton Vance South Carolina Municipal Income Fund, Eaton Vance Tennessee Municipal Income Fund, and Eaton Vance Virginia Municipal Income Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust), including the portfolios of investments, as of August 31, 2013 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management.

Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Alabama Municipal Income Fund, Eaton Vance Arkansas Municipal Income Fund, Eaton Vance Georgia Municipal Income Fund, Eaton Vance Kentucky Municipal Income Fund, Eaton Vance Maryland Municipal Income Fund, Eaton Vance Missouri Municipal Income Fund, Eaton Vance North Carolina Municipal Income Fund, Eaton Vance Oregon Municipal Income Fund, Eaton Vance South Carolina Municipal Income Fund, Eaton Vance Tennessee Municipal Income Fund, and Eaton Vance Virginia Municipal Income Fund as of August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 18, 2013

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Eaton Vance

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Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  The Funds designate the following percentages of distributions as exempt-interest dividends:

Alabama Municipal Income Fund	98.42%
Arkansas Municipal Income Fund	99.27%
Georgia Municipal Income Fund	98.96%
Kentucky Municipal Income Fund	99.70%
Maryland Municipal Income Fund	99.54%
Missouri Municipal Income Fund	100.00%
North Carolina Municipal Income Fund	100.00%
Oregon Municipal Income Fund	96.13%
South Carolina Municipal Income Fund	100.00%
Tennessee Municipal Income Fund	98.05%
Virginia Municipal Income Fund	99.92%

139

Eaton Vance

Municipal Income Funds

August 31, 2013

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2013, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2013, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

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Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2013, with respect to one or more funds, the Board met eight times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twenty-one, five, nine and thirteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreements of the following funds:

•	Eaton Vance Alabama Municipal Income Fund

•	Eaton Vance Arkansas Municipal Income Fund

•	Eaton Vance Georgia Municipal Income Fund

•	Eaton Vance Kentucky Municipal Income Fund

•	Eaton Vance Maryland Municipal Income Fund

•	Eaton Vance Missouri Municipal Income Fund

•	Eaton Vance North Carolina Municipal Income Fund

•	Eaton Vance Oregon Municipal Income Fund

•	Eaton Vance South Carolina Municipal Income Fund

•	Eaton Vance Tennessee Municipal Income Fund

•	Eaton Vance Virginia Municipal Income Fund

(the “Funds”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board considered, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s large

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Board of Trustees’ Contract Approval — continued

municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices and, where relevant, a customized peer group of similarly managed funds approved by the Board, and assessed each Fund’s performance on the basis of total return and current income return. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2012 for each Fund. The Board considered the impact of extraordinary market conditions in recent years on each Fund’s performance in light of, among other things, the Adviser’s efforts to generate competitive levels of tax exempt current income over time through investments that, relative to its peer universe, focus on higher quality municipal bonds with longer maturities. The Board noted that the Adviser had taken action to restructure each Fund’s portfolio as part of a long-term strategy for managing interest rate risk, consistent with each Fund’s objective of providing current income. The Board concluded that each Fund’s performance had been satisfactory on the basis of current income return, and that it was appropriate to continue to monitor the effectiveness of the actions taken by the Adviser to improve Fund performance on the basis of total return, which the Board noted had improved for periods ended as of December 31, 2012.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by each Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and each Fund’s total expense ratio for the year ended September 30, 2012, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of each Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that each Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, will allow each Fund to continue to benefit from economies of scale in the future.

142

Eaton Vance

Municipal Income Funds

August 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 189 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 189 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

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Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Thomas M. Metzold 1958	President	Since 2010	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(2) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

445-10/13	12MUNI1/1SRC